Prospectus dated July 1, 2004

This prospectus is designed to help you make informed decisions about investments in Pacific Funds, including the Portfolio Optimization Funds. You should consult with your investment professional to determine which fund may be suited to your financial needs, investment time horizon, and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

PF Portfolio Optimization Model A

PF Portfolio Optimization Model B
PF Portfolio Optimization Model C
PF Portfolio Optimization Model D
PF Portfolio Optimization Model E
PF AIM Blue Chip Fund
PF AIM Aggressive Growth Fund
PF Goldman Sachs Short Duration Bond Fund
PF INVESCO Health Sciences Fund
PF INVESCO Technology Fund
PF Janus Growth LT Fund
PF Lazard International Value Fund
PF MFS International Large-Cap Fund (formerly Global Growth)
PF PIMCO Inflation Managed Fund
PF PIMCO Managed Bond Fund
PF Pacific Life Money Market Fund
PF Putnam Equity Income Fund
PF Salomon Brothers Large-Cap Value Fund
PF Van Kampen Comstock Fund
PF Van Kampen Mid-Cap Growth Fund

Please read this prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the funds in this prospectus and be aware that any time you invest, there is a risk of loss of money.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

1

FUNDS AT A GLANCE

This section is designed to help you understand the differences between the funds, including their investment goals, main investments and main risks. You should also read the complete description of each fund in Fund Overview.

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS

PF Portfolio Optimization Model A	Current income and preservation of capital.	Underlying funds that invest in the highest quality money market instruments, medium and high-quality fixed income securities, equity securities of large and mid-sized U.S. and non-U.S. companies and derivative instruments.

PF Portfolio Optimization Model B	Current income and moderate growth of capital.	Underlying funds that invest in medium and high- quality fixed income securities, money market instruments, equity securities of large and medium-sized U.S. and non-U.S. companies, and derivative instruments.

PF Portfolio Optimization Model C	Long-term growth of capital and low to moderate Income.	Underlying funds that invest in fixed income securities, equity securities of both U.S. and non- U.S. companies of any size, money market instruments, and derivative instruments.

PF Portfolio Optimization Model D	Moderately high, long-term capital appreciation with low current income.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.

PF Portfolio Optimization Model E	High, long-term capital appreciation.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.

PF AIM Blue Chip	Long-term growth of capital (current income is of secondary importance).	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large- and medium-sized companies that the manager believes have high quality management and/or products.

PF AIM Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.

PF Goldman Sachs Short Duration Bond	Current income (capital appreciation is of secondary importance).	High quality fixed income securities with an average portfolio duration not to exceed 3 years.

PF INVESCO Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, biotechnology, health care facilities and other health sciences-related firms.

PF INVESCO Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives). Such companies include hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

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FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS

PF Janus Growth LT	Long-term growth of capital in a manner consistent with the preservation of capital.	Equity securities of companies of any size.

PF Lazard International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.

PF MFS International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.

PF PIMCO Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.

PF PIMCO Managed Bond	Maximize total return consistent with prudent investment management.	Medium- and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.

PF Pacific Life Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.

PF Putnam Equity Income	Current income (capital growth is of secondary importance).	Equity securities of large U.S. companies with a focus on income producing securities believed to be undervalued by the market.

PF Salomon Brothers Large-Cap Value	Long-term growth of capital (current income is of secondary importance).	Equity securities of large companies.

PF Van Kampen Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.

PF Van Kampen Mid- Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.

Each fund is subject to regulation under the Investment Company Act of 1940 and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986. Although some of the Pacific Funds may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. A fund’s stated investment goal cannot be changed without the approval of shareholders. The Pacific Funds board of trustees may change non-fundamental investment policies of the funds without shareholder approval.

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FUNDS AT A GLANCE

Main Risks

The following table provides the main risks of each fund. These risks are described more fully on the following pages. Typically, the Portfolio Optimization Funds are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those funds. Refer to Fund Overview for more information on the specific risks associated with each Portfolio Optimization Fund.

MAIN RISKS

Changes in
	Interest	inflation	Price		Foreign	Emerging
	rate	rate	volatility	Credit	investments	countries
PF AIM Blue Chip			●		●
PF AIM Aggressive Growth			●		●

PF Goldman Sachs Short Duration Bond	●	●

PF INVESCO Health Sciences			●		●

PF INVESCO Technology			●		●

PF Janus Growth LT			●	●	●

PF Lazard International Value			●		●

PF MFS International Large-Cap			●		●	●

PF PIMCO Inflation Managed	●	●	●	●	●	●

PF PIMCO Managed Bond	●	●	●	●	●	●

PF Pacific Life Money Market	●	●		●

PF Putnam Equity Income	●		●	●	●	●

PF Salomon Brothers Large-Cap Value			●		●

PF Van Kampen Comstock			●		●	●

PF Van Kampen Mid-Cap Growth			●		●	●

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MAIN RISKS
Derivatives,
synthetics, forward
commitments,
repurchase agreements,	Mortgage-related			Non-	Geographic	Industry	Regulatory
currency transactions	securities	REITs	Liquidity	diversification	concentration	concentration	impact
●		●

		●	●

●	●

●			●			●	●

●			●			●

●			●

●

●					●

●	●		●

●	●		●

●

●		●

●				●

●				●

5

RISKS AND RISK DEFINITIONS

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every fund has some degree of risk depending on what it invests in and what strategies it uses. Each Portfolio Optimization Fund is subject to the risks of the underlying Pacific Funds in which it invests.

The funds are subject to the following risks:

Managers’ investment techniques and strategies are discretionary – Each fund tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. However, unless otherwise noted, managers may make decisions or shift assets in a way that causes the funds to not achieve their goals. Each fund may temporarily change its investment strategies if the manager believes economic conditions make it necessary to try to protect the fund from potential loss (e.g., if market conditions warrant, for redemptions, start-up of a fund, etc.). In that case, the funds (including funds with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the funds and cause the funds to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, funds that invest too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

Some funds have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made. Some of these policies are in place due to the name of the particular fund (Name Policy). The Name Policy is applied to a fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund may not change its Name Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

The following funds engage in active and frequent trading which could result in higher trading costs and reduce performance: PF Goldman Sachs Short Duration Bond Fund, PF INVESCO Health Sciences Fund, PF INVESCO Technology Fund, PF Lazard International Value Fund, PF PIMCO Inflation Managed Fund, PF PIMCO Managed Bond Fund, and PF Van Kampen Mid-Cap Growth Fund. Many of the funds are underlying funds of the Portfolio Optimization Funds, and changes to the target allocations of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another, which may increase trading costs for the affected underlying funds. Also, each fund may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

Performance of the funds will vary – Performance is affected by changes in the economy and financial markets. The value of a fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

The funds are also affected by other kinds of risks, depending on the types of securities held by or strategies used by the funds, including:

•	Interest rate risk – the value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

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•	Changes in inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls.

•	Price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies. Small- or medium-sized companies may be riskier and more susceptible to price swings. They may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above average or rapid growth may give a fund a higher risk of price volatility than a fund that invests principally in equities that are “undervalued,” for example. Additionally, many faster-growing health care companies have limited operating histories, and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability. Investments in over-the-counter stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

•	Credit risk – a fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S. government securities are backed or guaranteed by the United States. Some are supported only by the credit of the issuing agency, which depend entirely on their own resources to repay their debt, and are subject to the risk of default.

•	Foreign investment risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	Emerging countries risk – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

•	Derivatives, synthetics, forward commitments, repurchase agreements, and currency transactions risk – derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A fund’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase the fund’s volatility, may not be liquid, and may not correlate precisely to the

7

RISKS AND RISK DEFINITIONS

underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

•	Mortgage-related securities risk – mortgage-related securities can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, funds investing in such securities will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•	Real estate investment trusts (REITs) risk – REITs expose the fund to the risks of the real estate market. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the fund could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

•	Liquidity risk – liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities.

•	Non-diversification risk – a non-diversified fund may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	Industry concentration risk – concentrating investments in only one industry may increase the risk of loss as a result of adverse economic, business or other developments within that industry, versus if the fund’s investments were diversified across different industry sectors. Technological advances may mean rapid obsolescence of products and services, which may lower the market value of the securities of the companies in this sector.

•	Regulatory impact risk – the health sciences sector is subject to extensive government regulation, which may change frequently and impact the fund significantly.

In addition, the Portfolio Optimization Funds are subject to the following risk:

Asset allocation is no guarantee against loss – Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to build the funds. There’s a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than using asset allocation.

8

HOW THE FUNDS PERFORMED

Information on how the funds performed is presented in the bar charts that follow and in the table that begins on page 12. The bar charts reflect performance of Class A shares without deduction for sales loads or fees, and show how each fund’s performance has varied since its inception. If these amounts were deducted, returns would be lower. The table shows how each fund’s average annual returns compare to its benchmark index. The 1-year and since inception average annual total returns shown in the table reflect performance after deduction for sales loads or fees. The information presented in the bar charts and the table was prepared assuming reinvestment of dividends and distributions. Because the Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund are new, there is no prior performance to show you.

Past performance is not necessarily an indication of how the funds will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the funds’ performance would have been reduced.

Annual total returns

PF AIM Blue Chip	PF AIM Aggressive Growth
Class A return for quarter ended 3/31/04: 0.69%	Class A return for quarter ended 3/31/04: 3.13%

Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 12.55%; 2nd Quarter 2002: - 15.69%	2nd Quarter 2003: 12.11%; 3rd Quarter 2002: - 17.20%

PF INVESCO Health Sciences	PF INVESCO Technology
Class A return for quarter ended 3/31/04: 3.46%	Class A return for quarter ended 3/31/04: - 0.60%

Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 13.24%; 2nd Quarter 2002: - 10.11%	2nd Quarter 2003: 19.62%; 3rd Quarter 2002: - 30.07%

9

HOW THE FUNDS PERFORMED

PF Janus Growth LT	PF Lazard International Value
Class A return for quarter ended 3/31/04: 2.28%	Class A return for quarter ended 3/31/04: 0.76%

Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 15.75%; 2nd Quarter 2002: - 18.31%	4th Quarter 2003: 15.80%; 3rd Quarter 2002: - 20.66%

PF MFS International Large-Cap	PF PIMCO Inflation Managed
Class A return for quarter ended 3/31/04: 3.66%	Class A return for quarter ended 3/31/04: 5.00%

Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 15.00%; 3rd Quarter 2002: - 15.39%	2nd Quarter 2003: 3.69%; 4th Quarter 2003: 0.84%

PF PIMCO Managed Bond	PF Pacific Life Money Market
Class A return for quarter ended 3/31/04: 2.95%	Class A return for quarter ended 3/31/04: 0.02%

Best and worst quarters:	Best and worst quarters:
3rd Quarter 2002: 5.11%; 3rd Quarter 2003: -0.18%	3rd Quarter 2002: 0.21%; 3rd Quarter 2003: 0.03%

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PF Putnam Equity Income	PF Salomon Brothers Large-Cap Value
Class A return for quarter ended 3/31/04: 1.91%	Class A return for quarter ended 3/31/04: 2.72%

Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 16.63%; 3rd Quarter 2002: - 19.25%	2nd Quarter 2003: 19.45%; 3rd Quarter 2002: - 21.37%

PF Van Kampen Comstock	PF Van Kampen Mid-Cap Growth
Class A return for quarter ended 3/31/04: 2.90%	Class A return for quarter ended 3/31/04: 5.40%

Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 17.40%; 3rd Quarter 2002: - 15.34%	2nd Quarter 2003: 12.33%; 2nd Quarter 2002: - 31.77%

11

HOW THE FUNDS PERFORMED

Average annual total return – as of 12/31/03

Fund Name (Inception Date)	Return Before Taxes

	Class A		Class B		Class C

		Since		Since		Since
	1-Year	Inception	1-Year	Inception	1-Year	Inception

PF AIM Blue Chip (October 1, 2001)	16.59%	(1.76)%	17.85%	(1.64)%	20.79%	(0.22)%

PF AIM Aggressive Growth (October 1, 2001)	18.43%	2.83%	19.55%	3.18%	22.40%	4.52%

PF INVESCO Health Sciences (October 1, 2001)	19.74%	(1.83)%	21.23%	(1.67)%	23.95%	(0.27)%

PF INVESCO Technology (October 1, 2001)	34.50%	(2.56)%	36.61%	(2.37)%	39.27%	(1.06)%

PF Janus Growth LT (October 1, 2001)	23.90%	(1.87)%	25.64%	(1.59)%	28.21%	(0.34)%

PF Lazard International Value (October 1, 2001)	18.92%	5.68%	20.39%	6.20%	23.07%	7.34%

PF MFS International Large-Cap (formerly Global Growth) (October 1, 2001)[8]	22.54%	3.61%	23.99%	4.01%	26.78%	5.26%

PF PIMCO Inflation Managed (December 31, 2002)	2.99%	2.99%	3.36%	3.36%	6.20%	6.20%

PF PIMCO Managed Bond (October 1, 2001)	(0.47)%	4.22%	(0.30)%	4.69%	2.78%	5.88%

PF Pacific Life Money Market (October 1, 2001)	0.24%	0.47%	(4.95)%	(1.68)%	(0.95)%	0.12%

PF Putnam Equity Income (December 31, 2001)	18.37%	0.37%	19.75%	0.83%	22.39%	2.26%

PF Salomon Brothers Large-Cap Value (October 1, 2001)	22.44%	0.87%	24.24%	1.31%	26.90%	2.49%

PF Van Kampen Comstock (October 1, 2001)[14]	24.16%	2.42%	25.74%	2.80%	28.63%	4.07%

PF Van Kampen Mid-Cap Growth (October 1, 2001)[14]	21.41%	(8.37)%	23.01%	(7.89)%	25.61%	(6.90)%

[1]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; (c) depend on an investor’s tax situation and may differ from those shown; and (d) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some instances, the return after taxes on distributions and sale of shares may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[2]	The Standard & Poor’s 500 Composite Stock Price Index is comprised of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[3]	The Russell Midcap Growth Index is an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

[4]	The Russell 2500 Growth Index is comprised of companies that have higher price-to-book ratios and higher forecasted growth values than those companies in the Russell 2500 Value Index. Results include reinvested dividends.

[5]	The Goldman Sachs Health Care Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the health care sector. The index includes companies in the following categories: providers of health care related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products. The index return is price only and does not reflect the reinvestment of dividends.

[6]	The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index currently composed of 178 companies involved in the technology industry. The index is rebalanced semi-annually and becomes effective after the close of business on expiration Friday, or the third Friday, of January and July. Results include reinvested dividends.

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		Return After Taxes
Return After Taxes		on Distributions
on Distributions –		and Sale of Shares –			Benchmark Index
Class A1		Class A1			Performance

	Since		Since			Since
1-Year	Inception	1-Year	Inception	Benchmark Index(s)	1-Year	Inception

16.59%	(1.84)%	10.78%	(1.54)%	Standard & Poor’s 500 Composite Stock Price Index[2]	28.67%	4.73%

18.43%	2.70%	11.98%	2.33%	Russell Midcap Growth Index[3,15]	42.71%	12.99%
				Russell 2500 Growth Index[4]	46.31%	12.60%

19.74%	(1.86)%	12.83%	(1.57)%	Standard & Poor’s 500 Composite Stock Price Index[2,15]	28.67%	4.73%
				Goldman Sachs Health Care Index[5]	21.75%	(0.85)%

34.50%	(2.56)%	22.43%	(2.17)%	Standard & Poor’s 500 Composite Stock Price Index[2,15]	28.67%	4.73%
				Goldman Sachs Technology Composite Index [6]	53.64%	9.27%

23.90%	(1.92)%	15.53%	(1.62)%	Standard & Poor’s 500 Composite Stock Price Index[2]	28.67%	4.73%

18.87%	5.43%	12.35%	4.70%	MSCI EAFE Index[7]	38.59%	10.28%

22.54%	3.20%	14.65%	2.82%	MSCI All Country World Index Free[8,9]	33.99%	7.72%
				MSCI EAFE Index[7]	38.59%	10.28%

1.37%	1.37%	1.93%	1.93%	Lehman Brothers Global Real: U.S. TIPS Index[10]	8.40%	8.40%

(1.64)%	2.24%	(0.26)%	2.46%	Lehman Brothers Government/Credit Index [11]	4.67%	6.94%

N/A	N/A	N/A	N/A	Merrill Lynch 3-Month U.S. T-Bill Index [12]	1.15%	1.59%

18.27%	0.15%	12.07%	0.20%	Russell 1000 Value Index[13]	30.03%	4.81%

22.42%	0.66%	14.62%	0.61%	Standard & Poor’s 500 Composite Stock Price Index[2]	28.67%	4.73%

24.16%	2.24%	15.70%	1.95%	Standard & Poor’s 500 Composite Stock Price Index[2]	28.67%	4.73%

21.41%	(10.39)%	13.91%	(8.28)%	Russell Midcap Growth Index[3]	42.71%	12.99%

[7]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is comprised of stocks from 21 countries (as of 12/03) in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[8]	Effective January 1, 2004, the fund changed its name (from Global Growth), its investment focus and changed its benchmark from the MSCI All Country World Index Free to MSCI EAFE Index.

[9]	The MSCI All Country World Index Free is comprised of stocks from 23 developed markets and 26 emerging markets. Results include reinvested dividends, after deducting withholding taxes.

[10]	The Lehman Brothers Global Real: U.S. TIPS Index is comprised of all outstanding Treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.

[11]	The Lehman Brothers Government/ Credit Index is comprised of government and corporate fixed income securities. Results include reinvested dividends.

[12]	The Merrill Lynch 3-Month U.S. T-Bill Index is comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue. Results include reinvested dividends.

[13]	The Russell 1000 Value Index is comprised of companies with a less-than-average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

[14]	Van Kampen began managing the fund on May 1, 2003. Another firm managed the fund before that date.

[15]	This index is the fund’s primary benchmark index.

13

FEES AND EXPENSES

There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges you pay directly when you buy or sell shares. Operating expenses incurred annually by each fund are borne indirectly by shareholders. The Portfolio Optimization Funds directly bear their annual operating expenses and indirectly bear the annual operating expenses of the underlying funds in proportion to their allocations.

Pacific Funds pays for support, administrative, distribution and shareholder services, and the operational expenses of the funds, including custody, transfer agency, printing, legal, and auditing expenses. Pacific Funds also pays Pacific Life Insurance Company (“Pacific Life”) to provide investment adviser services. Pacific Life, in turn, pays part of its fee to the fund managers. Currently, the Portfolio Optimization Funds bear no direct operating expenses other than distribution and service (“12b-1”) fees and certain “other expenses” as specified in the table on page 15.

The following tables show the fees that you pay directly and the expenses paid by each fund.

SHAREHOLDER FEES

Sales charges

	Class A		Class B		Class C

Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%	[1]	None		None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None	[2,5]	5.00%	[3,5]	1.00%	[4,5]

[1]	The sales charge is reduced for purchases of $50,000 or more. Class A shares of the PF Pacific Life Money Market Fund are sold without an initial sales charge.
[2]	There is a contingent deferred sales charge (CDSC) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more.
[3]	There is a CDSC on the sale of shares within 7 years from purchase. The CDSC decreases each year.
[4]	There is a CDSC on the sale of shares within 1 year from purchase.
[5]	For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period will begin when the assets are exchanged into another fund.

14

OPERATING EXPENSES

Operating expenses paid by the Portfolio Optimization Funds (as an annual percent of average daily net assets)

	Advisory	Distribution and			Other	Total Annual
Fund	Fees	Service Fees (12b-1) [1]			Expenses [2,3]	Operating Expenses

Class		A	B	C		A	B	C

Model A	0.00%	0.50%	1.00%	1.00%	1.79%	2.29%	2.79%	2.79%

Model B	0.00%	0.50%	1.00%	1.00%	1.18%	1.68%	2.18%	2.18%

Model C	0.00%	0.50%	1.00%	1.00%	1.03%	1.53%	2.03%	2.03%

Model D	0.00%	0.50%	1.00%	1.00%	1.19%	1.69%	2.19%	2.19%

Model E	0.00%	0.50%	1.00%	1.00%	1.01%	1.51%	2.01%	2.01%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Less: Waiver/Reimbursement			Direct Net Operating			Direct and Indirect
Fund	by Adviser/Distributor [4]			Expenses			Net Operating Expenses [5]

Class	A	B	C	A	B	C	A	B	C

Model A	(2.29%)	(2.29%)	(2.29%)	0.00%	0.50%	0.50%	1.49%	1.99%	1.99%

Model B	(1.68%)	(1.68%)	(1.68%)	0.00%	0.50%	0.50%	1.61%	2.11%	2.11%

Model C	(1.53%)	(1.53%)	(1.53%)	0.00%	0.50%	0.50%	1.72%	2.22%	2.22%

Model D	(1.69%)	(1.69%)	(1.69%)	0.00%	0.50%	0.50%	1.80%	2.30%	2.30%

Model E	(1.51%)	(1.51%)	(1.51%)	0.00%	0.50%	0.50%	1.85%	2.35%	2.35%

[1]	Each share class of the funds is charged a distribution and service (12b-1) fee. Over time, distribution fees paid on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable. Since the Portfolio Optimization Funds invest in Class A shares of other Pacific Funds (“underlying funds”), the fee for the Portfolio Optimization Funds will be reduced by 0.50%, for all share classes, to avoid duplication of fees. This reduction is reflected in the “Direct Net Operating Expenses” column.

[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds’ administrative services, transfer agency services, and shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.

[3]	Expenses do not reflect non-recurring fees and expenses.

[4]	To help limit fund expenses, Pacific Life has contractually agreed to waive all of its administrative fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including; distribution and service (12b-1) fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05%, 0.00% for the Portfolio Optimization Funds, and 0.45% for the remaining underlying funds, through 06/30/05. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to waive and/or reimburse expenses after 6/30/05. If it does not, the Portfolio Optimization Funds will bear the sum of the total annual operating expenses applicable to their fund and the total annual operating expenses attributable to the underlying funds in which their Portfolio Optimization Fund invests.

[5]	Since the Portfolio Optimization Funds invest in the underlying funds, in addition to their own net operating expenses, these funds also indirectly bear a portion of the expenses of the applicable underlying funds. The indirect portion of the net operating expenses is estimated based on the target allocation among the underlying funds and is provided to show you an estimate of the expenses attributable to each Portfolio Optimization Fund. The net operating expenses of the applicable underlying funds are based on the expenses provided in the chart on page 16. The net operating expense ratios will vary based on the actual allocation to the underlying funds. The net operating expense ratios reflect the current expense waivers in place for the Portfolio Optimization Funds and the underlying funds.

15

FEES AND EXPENSES

OPERATING EXPENSES

Direct annual operating expenses paid by each fund (as an annual percent of average daily net assets)

	Advisory	Distribution and			Other	Total Annual
Fund	Fees	Service Fees (12b-1) [1]			Expenses [2,3]	Operating Expenses

Class		A	B	C		A	B	C

PF AIM Blue Chip	0.95%	0.50%	1.00%	1.00%	1.67%	3.12%	3.62%	3.62%

PF AIM Aggressive Growth	1.00%	0.50%	1.00%	1.00%	2.05%	3.55%	4.05%	4.05%

PF Goldman Sachs Short Duration Bond	0.60%	0.50%	1.00%	1.00%	1.35%	2.45%	2.95%	2.95%

PF INVESCO Health Sciences	1.10%	0.50%	1.00%	1.00%	1.91%	3.51%	4.01%	4.01%

PF INVESCO Technology	1.10%	0.50%	1.00%	1.00%	2.15%	3.75%	4.25%	4.25%

PF Janus Growth LT	0.75%	0.50%	1.00%	1.00%	1.96%	3.21%	3.71%	3.71%

PF Lazard International Value	0.85%	0.50%	1.00%	1.00%	1.51%	2.86%	3.36%	3.36%

PF MFS International Large-Cap	1.05%	0.50%	1.00%	1.00%	4.38%	5.93%	6.43%	6.43%

PF PIMCO Inflation Managed	0.60%	0.50%	1.00%	1.00%	1.63%	2.73%	3.23%	3.23%

PF PIMCO Managed Bond	0.60%	0.50%	1.00%	1.00%	1.76%	2.86%	3.36%	3.36%

PF Pacific Life Money Market	0.40%	0.50%	1.00%	1.00%	1.63%	2.53%	3.03%	3.03%

PF Putnam Equity Income	0.95%	0.50%	1.00%	1.00%	1.83%	3.28%	3.78%	3.78%

PF Salomon Brothers Large-Cap Value	0.85%	0.50%	1.00%	1.00%	1.38%	2.73%	3.23%	3.23%

PF Van Kampen Comstock	0.95%	0.50%	1.00%	1.00%	2.14%	3.59%	4.09%	4.09%

PF Van Kampen Mid-Cap Growth	0.90%	0.50%	1.00%	1.00%	1.89%	3.29%	3.79%	3.79%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Less: Waiver/Reimbursement			Net Operating
Fund	by Adviser/Distributor [4]			Expenses

Class	A	B	C	A	B	C

PF AIM Blue Chip	(1.22%)	(1.22%)	(1.22%)	1.90%	2.40%	2.40%

PF AIM Aggressive Growth	(1.60%)	(1.60%)	(1.60%)	1.95%	2.45%	2.45%

PF Goldman Sachs Short Duration Bond	(0.90%)	(0.90%)	(0.90%)	1.55%	2.05%	2.05%

PF INVESCO Health Sciences	(1.46%)	(1.46%)	(1.46%)	2.05%	2.55%	2.55%

PF INVESCO Technology	(1.70%)	(1.70%)	(1.70%)	2.05%	2.55%	2.55%

PF Janus Growth LT	(1.51%)	(1.51%)	(1.51%)	1.70%	2.20%	2.20%

PF Lazard International Value	(1.06%)	(1.06%)	(1.06%)	1.80%	2.30%	2.30%

PF MFS International Large-Cap	(3.93%)	(3.93%)	(3.93%)	2.00%	2.50%	2.50%

PF PIMCO Inflation Managed	(1.18%)	(1.18%)	(1.18%)	1.55%	2.05%	2.05%

PF PIMCO Managed Bond	(1.31%)	(1.31%)	(1.31%)	1.55%	2.05%	2.05%

PF Pacific Life Money Market	(1.58%)	(1.58%)	(1.58%)	0.95%	1.45%	1.45%

PF Putnam Equity Income	(1.38%)	(1.38%)	(1.38%)	1.90%	2.40%	2.40%

PF Salomon Brothers Large-Cap Value	(0.93%)	(0.93%)	(0.93%)	1.80%	2.30%	2.30%

PF Van Kampen Comstock	(1.69%)	(1.69%)	(1.69%)	1.90%	2.40%	2.40%

PF Van Kampen Mid-Cap Growth	(1.44%)	(1.44%)	(1.44%)	1.85%	2.35%	2.35%

[1]	Each share class of the funds is charged a distribution and service (12b-1) fee. Over time, distribution fees paid on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.

[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds’ administrative services, transfer agency services, and shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.

[3]	Expenses do not reflect non-recurring fees and expenses.

[4]	To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or administrative fees, or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including advisory fees; distribution and service (12b-1) fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05% and 0.45% for the remaining funds, through 06/30/05. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to waive and/or reimburse expenses after 6/30/05. If it does not, each fund will incur the total annual operating expenses applicable to the fund.

16

Examples – The examples that follow are intended to help you compare the cost of investing in Class A, Class B and Class C shares of each fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and the funds’ annual operating expenses (data as of 3/31/04) remain the same. The examples reflect the contractual expense waivers currently in place for the Portfolio Optimization Funds and the underlying funds through 6/30/05. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate – actual expenses and performance may vary.

	Your expenses (in dollars) if you sell
	Class A, B or C shares at the end of each period

	1 year			3 years			5 years			10 years

Class:	A	B	C1	A	B	C1	A	B	C1	A	B	C1

PF Portfolio Optimization Model A [2]	693	702	400	1,602	1,657	1,344	—	—	—	—	—	—

PF Portfolio Optimization Model B [2]	705	714	412	1,540	1,593	1,281	—	—	—	—	—	—

PF Portfolio Optimization Model C [2]	715	725	423	1,561	1,614	1,302	—	—	—	—	—	—

PF Portfolio Optimization Model D [2]	723	733	431	1,627	1,683	1,370	—	—	—	—	—	—

PF Portfolio Optimization Model E [2]	728	738	436	1,628	1,684	1,371	—	—	—	—	—	—

PF AIM Blue Chip	732	743	441	1,324	1,367	1,057	1,969	1,943	1,826	3,690	3,669	3,842

PF AIM Aggressive Growth	737	748	446	1,402	1,449	1,138	2,127	2,107	1,988	4,033	4,017	4,183

PF Goldman Sachs Short Duration Bond[2]	699	708	406	1,169	1,206	898	—	—	—	—	—	—

PF INVESCO Health Sciences	747	758	456	1,407	1,453	1,143	2,123	2,103	1,984	4,010	3,994	4,160

PF INVESCO Technology	747	758	456	1,447	1,495	1,184	2,207	2,190	2,070	4,194	4,180	4,342

PF Janus Growth LT	713	723	421	1,317	1,360	1,050	1,980	1,955	1,838	3,746	3,725	3,898

PF Lazard International Value	723	733	431	1,268	1,309	1,000	1,864	1,836	1,719	3,470	3,445	3,624

PF MFS International Large-Cap	742	753	451	1,800	1,864	1,549	2,934	2,934	2,811	5,677	5,683	5,812

PF PIMCO Inflation Managed	699	708	406	1,218	1,256	948	1,790	1,759	1,644	3,340	3,314	3,495

PF PIMCO Managed Bond	699	708	406	1,240	1,280	971	1,838	1,808	1,692	3,448	3,424	3,602

PF Pacific Life Money Market	97	648	248	597	1,149	749	1,166	1,617	1,417	2,716	3,087	3,206

PF Putnam Equity Income	732	743	441	1,351	1,395	1,085	2,026	2,003	1,884	3,818	3,799	3,969

PF Salomon Brothers Large-Cap Value	723	733	431	1,246	1,286	977	1,817	1,787	1,671	3,362	3,336	3,516

PF Van Kampen Comstock	732	743	441	1,403	1,450	1,139	2,136	2,116	1,997	4,060	4,044	4,210

PF Van Kampen Mid-Cap Growth	728	738	436	1,347	1,391	1,081	2,024	2,001	1,883	3,822	3,802	3,973

[1]	Examples reflect the deduction of a 1% front-end sales charge, which has been eliminated effective 7/01/04.

[2]	Only 1-year and 3-year examples are shown for the Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund since these funds are new and there is not yet a full fiscal year of expenses. These funds will have expenses beyond year three.

17

FEES AND EXPENSES

	Your expenses (in dollars) if you don’t sell
	Class A, B or C shares at the end of each period

	1 year			3 years			5 years			10 years

Class:	A	B	C1	A	B	C1	A	B	C1	A	B	C1

PF Portfolio Optimization Model A [2]	693	202	300	1,602	1,257	1,344	—	—	—	—	—	—

PF Portfolio Optimization Model B [2]	705	214	312	1,540	1,193	1,281	—	—	—	—	—	—

PF Portfolio Optimization Model C [2]	715	225	323	1,561	1,214	1,302	—	—	—	—	—	—

PF Portfolio Optimization Model D [2]	723	233	331	1,627	1,283	1,370	—	—	—	—	—	—

PF Portfolio Optimization Model E [2]	728	238	336	1,628	1,284	1,371	—	—	—	—	—	—

PF AIM Blue Chip	732	243	341	1,324	967	1,057	1,969	1,743	1,826	3,690	3,669	3,842

PF AIM Aggressive Growth	737	248	346	1,402	1,049	1,138	2,127	1,907	1,988	4,033	4,017	4,183

PF Goldman Sachs Short Duration Bond[2]	699	208	306	1,169	806	898	—	—	—	—	—	—

PF INVESCO Health Sciences	747	258	356	1,407	1,053	1,143	2,123	1,903	1,984	4,010	3,994	4,160

PF INVESCO Technology	747	258	356	1,447	1,095	1,184	2,207	1,990	2,070	4,194	4,180	4,342

PF Janus Growth LT	713	223	321	1,317	960	1,050	1,980	1,755	1,838	3,746	3,725	3,898

PF Lazard International Value	723	233	331	1,268	909	1,000	1,864	1,636	1,719	3,470	3,445	3,624

PF MFS International Large-Cap	742	253	351	1,800	1,464	1,549	2,934	2,738	2,811	5,677	5,683	5,812

PF PIMCO Inflation Managed	699	208	306	1,218	856	948	1,790	1,559	1,644	3,340	3,314	3,495

PF PIMCO Managed Bond	699	208	306	1,240	880	971	1,838	1,608	1,692	3,448	3,424	3,602

PF Pacific Life Money Market	97	148	148	597	749	749	1,166	1,417	1,417	2,716	3,087	3,206

PF Putnam Equity Income	732	243	341	1,351	995	1,085	2,026	1,803	1,884	3,818	3,799	3,969

PF Salomon Brothers Large-Cap Value	723	233	331	1,246	886	977	1,817	1,587	1,671	3,362	3,336	3,516

PF Van Kampen Comstock	732	243	341	1,403	1,050	1,139	2,136	1,916	1,997	4,060	4,044	4,210

PF Van Kampen Mid-Cap Growth	728	238	336	1,347	991	1,081	2,024	1,801	1,883	3,822	3,802	3,973

[1]	Examples reflect the deduction of a 1% front-end sales charge, which has been eliminated effective 7/01/04.

[2]	Only 1-year and 3-year examples are shown for the Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund since these funds are new and there is not yet a full fiscal year of expenses. These funds will have expenses beyond year three.

18

FUND OVERVIEW

PORTFOLIO OPTIMIZATION FUNDS

Each Portfolio Optimization Fund invests in the individual Pacific Funds, excluding other Portfolio Optimization Funds (the “underlying funds”). Each Portfolio Optimization Fund invests in Class A shares of the underlying funds, without payment of a front-end sales charge, based on its target allocation percentages. No contingent deferred sales charge (CDSC) is charged to the Portfolio Optimization Funds upon the sale of shares of the underlying funds. The table that follows provides more information regarding the Portfolio Optimization Funds.

Pacific Life uses an asset allocation process to determine the funds’ investment mix. The theory behind asset allocation is that diversification among asset classes, such as stocks, bonds and cash equivalents, can help reduce volatility over the long-term. The Portfolio Optimization Funds were developed through a two-step process:

(1)	An optimization analysis determines the asset class breakdown using forecasted returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon. Analysis is performed by an asset allocation consulting firm retained by Pacific Life, which uses a statistical technique known as “mean-variance optimization.” The goal of mean variance optimization is to identify funds that maximize return for a given level of risk or minimize risk for a given level of return.

(2)	An evaluation of the underlying funds’ asset classes determines the appropriate mix of underlying funds to achieve the desired asset class breakdown. It includes historical returns-based style analysis, asset performance, regression and attribution analyses, and manager interviews. The underlying funds that are selected are believed to optimize returns, given each fund’s risk profile.

The Portfolio Optimization Funds will invest purchase proceeds and meet redemption needs using a monthly allocation percentage method, which considers the value of the underlying funds and a sales forecast for the upcoming month. This method is intended to help maintain target allocations, although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this method. Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the underlying funds’ asset values as a result of market movements and portfolio management decisions.

Annually, Pacific Life will evaluate each fund’s asset allocation strategy and rebalance the funds to reflect changes in the target allocations. The funds may change and underlying funds may be added to or deleted from a Portfolio Optimization Fund. Pacific Life reserves the right to rebalance each Portfolio Optimization Fund’s investments in the underlying funds more frequently than annually.

Pacific Life may change the asset class allocations, underlying funds (including any funds organized in the future) or target allocations to each underlying fund without prior approval from shareholders as it determines necessary to pursue stated investment goals.

A team of Pacific Life investment professionals manages the asset allocation strategy for the Portfolio Optimization Funds. Each team member has joint responsibility for management of the funds.

19

FUND OVERVIEW

PF Portfolio Optimization Models A - E

	Model A	Model B

Investor profile	You are looking for relatively stable returns and investments that generate some level of income.	Your focus is on keeping pace with inflation. Income and capital appreciation are desired.

Shorter Investment Horizon

Investment goal	Seeks current income and preservation of capital.	Seeks current income and moderate growth of capital.

Main investments	Underlying funds that invest in the highest quality money market instruments, medium and high quality fixed income securities, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.	Underlying funds that invest in medium and high quality fixed income securities, money market instruments, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.

Asset class allocation targets The underlying funds are not comprised of just one asset class; therefore, the asset class allocations may differ from the underlying fund allocations below.	Cash: 19% Bonds: 61% Domestic stocks: 15% International stocks: 5%	Cash: 12% Bonds: 46% Domestic stocks: 32% International stocks: 10%

Underlying funds allocation targets
(as of 12/31/03)

Although the funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Each fund listed to the right is a fund within Pacific Funds as described within this prospectus.	Money Market: 20%
Short Duration Bond: 27%
Inflation Managed: 11%
Managed Bond: 21%
Large-Cap Value: 6%
Blue Chip: 4%
Comstock: 3%
Mid-Cap Growth: 2%
International Value: 4%
International Large-Cap: 2%	Money Market: 12%
Short Duration Bond: 16%
Inflation Managed: 11%
Managed Bond: 17%
Large-Cap Value: 13%
Blue Chip: 10%
Comstock: 4%
Mid-Cap Growth: 5%
International Value: 8%
International Large-Cap: 4%

Lower risk

Risk and risk characteristics	There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.

Main risks The funds are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those funds. An investor may lose money in each fund.	Changes in interest rates, mortgage-related securities, credit, changes in inflation rates, derivatives, price volatility, foreign investments, and real estate investment trusts (REITs).	Changes in interest rates, mortgage-related securities, credit, changes in inflation rates, price volatility, real estate investment trusts (REITs), derivatives, foreign investments, and nondiversified.

20

Model C	Model D	Model E
You want the opportunity for long-term moderate growth.	You seek an investment geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Longer Investment Horizon
Seeks long-term growth of capital and low to moderate income.	Seeks moderately high, long- term capital appreciation with low current income.	Seeks high, long-term capital appreciation.

Underlying funds that invest in fixed income securities, equity securities of both U.S. and non-U.S. companies of any size, money market instruments, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.
Cash: 4% Bonds: 36% Domestic stocks: 46% International stocks: 14%	Cash: 2% Bonds: 20% Domestic stocks: 58% International stocks: 20%	Cash: 2% Bonds: 6% Domestic stocks: 69% International stocks: 23%

Money Market: 3%
Short Duration Bond: 11%
Inflation Managed: 10%
Managed Bond: 13%
Equity Income: 3%
Large-Cap Value: 13%
Blue Chip: 11%
Comstock: 4%
Growth LT: 3%
Mid-Cap Growth: 11%
International Value: 11%
International Large-Cap: 7%	Short Duration Bond: 5%
Inflation Managed: 5%
Managed Bond: 8%
Equity Income: 4%
Large-Cap Value: 13%
Blue Chip: 15%
Comstock: 5%
Growth LT: 5%
Aggressive Growth: 3%
Mid-Cap Growth: 12%
International Value: 15%
	International Large-Cap: 10%	Managed Bond: 3% Equity Income: 4% Large-Cap Value: 14% Blue Chip: 17% Comstock: 5% Growth LT: 8% Aggressive Growth: 4% Mid-Cap Growth: 16% International Value: 16% International Large-Cap: 13%

Higher risk
There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.

Price volatility, changes in interest rates, mortgage- related securities, credit, real estate investment trusts (REITs), foreign investments, derivatives, changes in inflation rates, and nondiversified.	Price volatility, foreign investments, non-diversified, real estate investment trusts (REITs), changes in interest rates, mortgage-related securities, credit, derivatives, and changes in inflation rates.	Price volatility, foreign investments, non-diversified, derivatives, real estate investment trusts (REITs), changes in interest rates, mortgage-related securities, and credit.

21

FUND OVERVIEW

PF AIM BLUE CHIP FUND

Investment goal – seeks long-term growth of capital; current income is of secondary importance.

Main investments – invests at least 80% of its assets in the securities of blue chip companies, including equity securities, convertible securities, foreign securities, and synthetic instruments. Blue chip companies are large and medium-sized companies with market capitalizations in the range of the Russell 1000 Index that have leading market positions. The manager looks at companies with market capitalizations, at time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month. The fund may invest up to 25% of its assets in foreign securities and up to 15% of its assets in equity and/or debt real estate investment trusts. Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). Synthetic instruments are investments that have economic characteristics similar to direct investments.

The managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. The fund seeks to balance growth, value and quality when selecting stocks. Such companies generally have superior growth prospects compared to other companies in the same industry, proprietary technology which the managers believe have the potential to bring about major changes within an industry, leading sales within an industry, or the potential to become a market leader. The managers also look for companies that have faster earnings growth than their competitors and the market in general, higher profit margins relative to their competitors, strong cash flow relative to their competitors, and a balance sheet with relatively low debt and a high return on equity relative to their competitors.

The managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader and/or it no longer has the characteristics described above. When the managers believe securities other than equity securities offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

Portfolio Manager – AIM Capital Management, Inc. The fund is managed by the Large Cap Growth Team at AIM, whose current members include:

Monika H. Degan, CFA, is an investment officer and senior portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1995. Ms. Degan has over 12 years of investment experience and a BA and an MBA from the University of Houston.
Kirk L. Anderson is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 7 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston.

PF AIM AGGRESSIVE GROWTH FUND

Investment goal – seeks long-term growth of capital.

Main investments – invests in common stocks of companies whose earnings the managers expect to grow at an above average rate (typically, more than 15% per year). The fund will invest in securities of small and medium-sized growth companies. The managers focus on companies they believe are likely to benefit from new and innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and those the managers believe have excellent prospects for future growth. The managers normally consider whether to sell a particular security when any of these factors materially change.

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The fund may invest up to 25% of its assets in equity and/or debt real estate investment trusts, although the manager generally does not expect to invest more than 15% of its assets at the present time. The fund may also invest up to 25% of its assets in foreign investments that are principally traded outside the U.S.

Portfolio Manager – AIM Capital Management, Inc. (AIM). The fund is managed by the Aggressive Growth Team at AIM, whose current members include:

Jay K. Rushin, CFA, is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1998. Mr. Rushin was associate equity analyst with Prudential Securities from 1996-1998 and has over 9 years of investment experience. Mr. Rushin has a BA from Florida State University.
Karl F. Farmer, CFA, is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1998. Before joining AIM, he was a pension actuary with William M. Mercer, Inc. Mr. Farmer has over 6 years of investment experience, a BS from Texas A&M University and an MBA from the University of Pennsylvania.

PF GOLDMAN SACHS SHORT DURATION BOND FUND

Investment goal – seeks current income; capital appreciation is of secondary importance.

Main investments – invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the fund will focus on high quality securities. The manager uses duration management as a fundamental part of the management for this fund. Generally, the manager expects to track duration of the Merrill Lynch 1-3 year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The fund’s average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars. Government securities include U.S. treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

The fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the fund’s goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Portfolio Manager – Goldman Sachs Asset Management, L.P. (Goldman Sachs) The fund is managed by a team, currently led by:

Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992.
James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994.
Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001.

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FUND OVERVIEW

James McCarthy is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1995.

PF INVESCO HEALTH SCIENCES FUND

Investment goal – seeks long-term growth of capital.

Main investments – invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector. These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies. A company is considered part of the health sciences sector if at least 50% of its gross income or its net sales come from activities in the sector or at least 50% of its assets are devoted to producing revenues from the sector.

The manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established healthcare firms and faster-growing, more dynamic entities. Well-established healthcare companies that typically provide liquidity and earnings are generally expected to be core holdings in the fund. The fund also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market share from one or a few key products.

The fund may invest in derivatives (such as options) to help achieve the fund’s investment goal. The fund may also invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.

Portfolio Manager – INVESCO Institutional (N.A.), Inc. (INVESCO)

Thomas R. Wald, CFA, is a vice president of INVESCO. He has over 14 years of investment experience. Mr. Wald holds a BA from Tulane University and an MBA from the Wharton School at the University of Pennsylvania.
Andy Summers, CFA, is a portfolio manager at INVESCO. He joined INVESCO in 1998 and has over 6 years of investment experience. He previously worked as an analyst assistant for Denver Investment Advisors. Mr. Summers has a BS from the University of Wisconsin at Whitewater and an MS from the University of Wisconsin at Madison.

PF INVESCO TECHNOLOGY FUND

Investment goal – seeks long-term growth of capital.

Main investments – invests at least 80% of its assets in equity securities and derivatives in the technology-related sector. Such companies include, but are not limited to, those involved with hardware, software, semiconductors, telecommunications equipment and services, internet-related, and service-related companies in information technology. A company is considered part of the technology sector if at least 50% of its gross income or its net sales come from activities in the sector or at least 50% of its assets are devoted to producing revenues from the sector.

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The manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

A core portion of the fund is expected to be invested in market-leading technology companies among various subsectors in the technology universe that the manager believes will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their field and are believed to have a strategic advantage over many of their competitors. The remainder of the fund will consist of faster growing, more volatile technology companies that the manager believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

The fund may invest in derivatives (such as options) to try to achieve the fund’s investment goal. The fund may also invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.

Portfolio Manager – INVESCO Institutional (N.A.), Inc. (INVESCO)

William R. Keithler, CFA, is senior vice president and director of sector management at INVESCO. He rejoined INVESCO in 1998. He previously worked at INVESCO from 1986 to 1993 before joining Berger Associates in 1993. Mr. Keithler has over 21 years of investment experience, a BA from Webster College and an MS from the University of Wisconsin.
Michelle Fenton, CFA, is a portfolio manager at INVESCO. Ms. Fenton has over 8 years of investment experience. Before joining INVESCO in 1998, she worked at Berger Funds as an equity analyst. Ms. Fenton has a BS from Montana State University.

PF JANUS GROWTH LT FUND

Investment goal – seeks long-term growth of capital in a manner consistent with the preservation of capital.

Main investments – invests in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities. The fund may invest up to 25% of its assets in foreign investments. Investing globally offers greater diversification because the fund can take advantage of investment opportunities that are not available in the U.S. The manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering fund securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the fund’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

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FUND OVERVIEW

The fund may also invest in debt securities and indexed/structured securities, purchase securities on a when issued, delayed delivery or forward commitment basis, and purchase high-yield (“junk”) bonds. The fund may invest up to 10% of its assets in lower-rated, high-yield (“junk”) bonds. The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal.

The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The fund may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

Portfolio Manager – Janus Capital Management LLC (Janus)

David J. Corkins, vice president of Janus, joined Janus in 1995 and is portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. Mr. Corkins has a BA from Dartmouth College and an MBA with honors from Columbia University.

PF LAZARD INTERNATIONAL VALUE FUND

Investment goal – seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Main investments – invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the manager believes are undervalued based on their earnings, cash flow or asset values. The fund may invest in American Depositary Receipts (ADRs) and Global Depository Receipts (GDRs). The fund may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

The fund normally concentrates its investments in a core group of 30-45 issuers. The allocation of the fund’s assets among geographic sectors may shift from time to time based on the manager’s judgment and its analysis of market conditions. The manager currently intends to invest the fund’s assets primarily in established companies based in developed markets.

The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager’s expectations.

The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Portfolio Manager – Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC

John R. Reinsberg is a deputy chairman of Lazard and has over 23 years of investment experience. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard’s international equity investment team. He joined Lazard in 1991. Mr. Reinsberg has a BA from the University of Pennsylvania and an MBA from Columbia University.

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Michael A. Bennett is a managing director and portfolio manager at Lazard and has over 17 years of investment experience. He joined Lazard in 1992. He is a portfolio manager for the international equity, international equity select, European equity select, and global equity teams. Mr. Bennett is a CPA, has a BS from New York University and an MBA from the University of Chicago.
Gabrielle Boyle is a managing director of Lazard and has over 12 years of investment experience. She joined Lazard in 1993. She is a portfolio manager on Lazard’s international equity team and a member of the London-based European equity team. She has a BA with honors and an MA from University College, Dublin. Ms. Boyle is a member of the Institute of Investment Management and Research.
Gabriella Dixon, CFA, is a managing director of Lazard and has over 14 years of investment experience. She joined Lazard in 1990. She is a portfolio manager for the international equity, international equity select and European equity teams. Ms. Dixon has a BA with honors from Wesleyan University.
Michael Powers is a managing director of Lazard and has over 13 years of investment experience. He is a member of the international equity, international equity select, and European equity select teams. He joined Lazard in 1990. Mr. Powers has a BA from Brown University and an MBA from Long Island University.

PF MFS INTERNATIONAL LARGE-CAP FUND

(formerly the Global Growth Fund)

Investment goal – seeks long-term growth of capital.

Main investments – invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. International Large-Cap companies have a market capitalization of $3 billion or more. The fund invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The securities may be traded on an exchange or in over-the-counter (OTC) markets. The fund may also purchase securities on a when-issued basis.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this fund. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the fund may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the fund expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.

The manager focuses on foreign companies (including those of emerging market countries) it believes have above average growth potential. The manager looks particularly at companies that demonstrate a strong franchise, strong cash flows and a recurring revenue stream; a solid industry position where there is potential for high profit margins and substantial barriers to new entry in the industry; a strong management team with a clearly defined strategy; and a catalyst that may include accelerated growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

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FUND OVERVIEW

Portfolio Manager – MFS Investment Management (MFS). The fund is managed by a team of portfolio managers at MFS including:

David R. Manheim is a senior vice president at MFS. Mr. Manheim has been employed in the investment management area of MFS since 1988.
Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

PF PIMCO INFLATION MANAGED FUND

Investment goal – seeks to maximize total return consistent with prudent investment management.

Main investments – invests its assets in fixed income securities. Normally, the fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (“TIPS”) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the fund’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The fund may invest up to 10% of its assets in lower-rated, high-yield (“junk”) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this fund. Generally, the manager expects the fund’s average duration to be within 3 years (plus or minus) of the fund’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a

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foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the fund is expected to be invested in forward purchase commitments on inflation-indexed bonds.

The factors that will most influence the fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.

The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Portfolio Manager – Pacific Investment Management Company LLC (PIMCO)

John B. Brynjolfsson, CFA, managing director, joined PIMCO in 1989. He is the portfolio manager of similar funds advised by PIMCO. Mr. Brynjolfsson has over 18 years of investment experience and is coauthor of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He has a bachelor’s degree from Columbia College and an MBA from the MIT Sloan School of Management.

PF PIMCO MANAGED BOND FUND

Investment goal – seeks to maximize total return consistent with prudent investment management.

Main investments – invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. These securities include principally: fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The manager may also invest up to 10% of its assets in lower-rated, high-yield (“junk”) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this fund. The fund usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the fund should have among short, intermediate and long duration issues.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

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FUND OVERVIEW

•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.

Portfolio Manager – Pacific Investment Management Company LLC (PIMCO). The fund is managed by a team at PIMCO led by:

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investment. Mr. Gross has an MBA from UCLA Graduate School of Business.

PF PACIFIC LIFE MONEY MARKET FUND

Investment goal – seeks current income consistent with preservation of capital.

Main investments – invests in money market instruments that the manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The fund may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The fund’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The fund invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality. An investment in the fund is not a bank deposit, and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund is managed to maintain a stable net asset value (NAV) of $1.00 per share, it’s possible to lose money by investing in the fund.

Portfolio Manager – Pacific Life Insurance Company (Pacific Life)

Dale W. Patrick is a portfolio manager and assistant vice president at Pacific Life. He joined the company in 1985. He is also responsible for managing short-term fixed income portfolios, and long-term fixed income advisory and general account portfolios. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.
Brendan L. Collins, CFA, is a portfolio manager and assistant vice president at Pacific Life. He joined the company in 1996 and has been with Pacific Life’s portfolio management group since 1998. He co-manages another money market fund, Pacific Life’s portfolios of publicly traded bonds and credit derivative investments for Pacific Life and its subsidiaries. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

PF PUTNAM EQUITY INCOME FUND

Investment goal – seeks current income; capital growth is of secondary importance.

Main investments – invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Value stocks are those that the manager believes are currently undervalued by the market. To determine whether to buy or sell investments, the manager will consider, among other factors, a company’s financial strength,

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competitive position in its industry, projected future earnings, cash flows and dividends. The fund will normally invest at least 80% of its assets in common stocks and other equity investments. The manager may invest up to 20% of its assets in foreign securities that are principally traded outside the U.S. including emerging market securities (American Depositary Receipts (ADRs) are excluded from this limit), preferred stocks, convertible securities, and fixed income securities including high yield (“junk”) bonds. The fund may invest up to 20% of its net assets in lower-rated high-yield (“junk”) bonds.

The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Portfolio Manager – Putnam Investment Management, LLC (Putnam). The fund is managed by the Large-Cap Value Team at Putnam, whose current members include:

Kevin M. Cronin is a managing director of Putnam. He has been associated with Putnam since 1997.
Bartlett R. Geer is a senior vice president of Putnam. He joined Putnam in 2000 and was previously associated with State Street Research & Management.
Jeanne L. Mockard is a senior vice president of Putnam. She has been associated with Putnam since 1990.

PF SALOMON BROTHERS LARGE-CAP VALUE FUND

Investment goal – seeks long-term growth of capital; current income is of secondary importance.

Main investments – invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. To a lesser degree, the fund may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

The management team looks for companies that are undervalued or expected to grow. Undervalued companies are those the team believes may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.
•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates. The fund may invest in fixed income securities for current income. The fund may also invest up to 20% of its assets in foreign securities.

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FUND OVERVIEW

Portfolio Manager – Salomon Brothers Asset Management Inc. (SaBAM). The fund is managed by a team at SaBAM, led by:

John B. Cunningham is a Managing Director of SaBAM, and is responsible for directing investment policy and strategy. He joined SaBAM in 1995 and has over 15 years of investment experience. Mr. Cunningham is a manager of a similar fund managed by SaBAM and an equity analyst responsible for covering the beverage and tobacco industries. He has a BA from the University of Virginia and an MBA from Dartmouth College. Mr. Cunningham is supported by a team of 15 U.S. equity professionals, each of whom has specific fundamental and quantitative research skills relating to all stages of SaBAM’s equity investment process.

PF VAN KAMPEN COMSTOCK FUND

Investment goal – seeks long-term growth of capital.

Main investments – invests its assets in equity securities. The manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. The manager generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns, earn income, facilitate fund management, and mitigate risks. The fund may invest up to 25% of its assets in securities of foreign issuers, including those in emerging market countries.

Portfolio Manager – Van Kampen. The fund is managed by the Multi-Cap Value Team at Van Kampen, whose current members include:

B. Robert Baker, Jr. is a managing director of Van Kampen. He joined Van Kampen in 1991.
Jason S. Leder is an executive director of Van Kampen. He joined Van Kampen in 1995.
Kevin C. Holt is an executive director of Van Kampen. He joined Van Kampen in 1999.

PF VAN KAMPEN MID-CAP GROWTH FUND

Investment goal – seeks long-term growth of capital.

Main investments – invests under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Medium market capitalization companies are companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the investment. Companies whose market capitalization falls below $250 million or exceeds the top of that index range after purchase continue to be considered medium capitalization companies for purposes of the fund’s 80% investment policy. These criteria are subject to change based on market conditions.

The manager invests in companies that it believes exhibit some or all of the following characteristics: (i) significant growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams.

The fund may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the fund,

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protect the fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The fund may also purchase securities on a when issued or delayed delivery basis. The fund may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.

Portfolio Manager – Van Kampen. The fund is managed by the Small/ Mid-Cap Growth Team at Van Kampen, whose current members include:

Dennis P. Lynch is an executive director of Van Kampen. He joined Van Kampen in 1997.
David S. Cohen is an executive director of Van Kampen. He joined Van Kampen in 1993.

INVESTING IN THE FUNDS

You can invest in the funds through your registered representative, who can help you buy, sell, and exchange shares and maintain your account. They may charge for their services. The funds can be used in a variety of retirement plans, including individual retirement accounts (IRAs), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, 403(b)(7)s, other qualified retirement plans, 529 plans and Coverdell Education Savings Accounts (ESA).

For more information about the 529 plans available through Pacific Funds and to receive applicable documents and applications for all types of accounts, call (800) 722-2333.

OPENING AN ACCOUNT

To open an account, you must make a minimum initial investment of $1,000 for each fund and complete an Account Application, making sure to include your registered representative’s name. Pacific Funds may return applications that do not have a registered representative listed. Make your check payable to Pacific Funds and mail it with the application to P.O. Box 9768, Providence, RI 02940-9768.

To add to your account, send at least $50 for each additional investment. Complete the Add to Your Account form included with your quarterly account statement or submit a letter of instruction indicating your desired investment allocation. Make your check payable to Pacific Funds and remember to provide your account number and investment allocation with your check.

Assets drawn from a bank or credit union must be in the form of a personal check or bank draft (cashier’s check, official bank check, or treasury check). We will not accept cash, credit cards, traveler’s checks, third party checks, starter checks, credit card checks, money orders and checks or wires drawn on non-U.S. banks (even if payment may be effected through a U.S. bank). If your check does not clear, your purchase will be canceled and you will be liable for any losses and fees incurred by Pacific Funds or its transfer agent.

Accounts such as Traditional or Roth IRAs, Coverdell ESAs, and 529s have contribution limits that should not be exceeded. If your account is a SIMPLE IRA, SEP IRA, SARSEP or 403(b)(7), or if your account is owned by a qualified plan, contribution limits will also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.

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INVESTING IN THE FUNDS

Wired funds – To open your account using wired funds, complete the Account Application, send it to Pacific Funds, and call (800) 722-2333 to obtain your new account number. Once the account is established, you can instruct your bank to wire the money in care of:

Boston Safe Deposit & Trust Company
ABA #: 011001234
Account #: 043478
FBO: Pacific Funds
Shareholder Name and Account Number

Electronic Funds Transfer (EFT) – To transfer money from your bank account to your Pacific Funds account using EFT, call (800) 722-2333 and provide the fund name and share class, your Pacific Funds account number, the name(s) in which the Pacific Funds account is registered and the amount of the transfer. To set up EFT, complete the Financial Institution Information on the Account Application. If EFT is established after account set-up, complete the Account Maintenance form, which will require a medallion signature guarantee. EFT may take up to 20 calendar days to become active.

Preauthorized investment plan – You may make systematic investments through a preauthorized transfer from your bank or other financial institution to your Pacific Funds account ($50 minimum per fund, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 20 calendar days to establish and become active. If a start date is not provided, or occurs during the 20 day set-up period, systematic investments will begin one month from the date the program is set up.

Security and shareholder protection – To help fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Funds may report certain transaction activity to the government. When you open an account, you must provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.

Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

Sales charges may apply to all investments. Pacific Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Funds and Pacific Select Distributors, Inc. (“PSD”), Pacific Funds’ distributor, reserve the right to reject any request to buy shares.

SELLING SHARES

You may sell shares by contacting your registered representative or Pacific Funds. To sell shares by mail, send a written, signed request specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. Where applicable, Federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file. Refer to Medallion signature guarantee for additional redemption guidelines. You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling (800) 722-2333. To disable this option, check the appropriate box on your Account Application. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.

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Proceeds will be mailed to your address of record, or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a medallion signature guarantee accompany the request. Proceeds can also be wired to a predesignated bank account (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.

Systematic withdrawal plan – You may set up automatic monthly, quarterly, semiannual or annual withdrawals if your account has a current value of at least $5,000 and you withdraw a fixed dollar amount (minimum $50), a fixed number of shares (five shares or more) or a fixed percentage of the value of your account. Systematic withdrawals will continue until you cancel them or the value of the designated fund falls below $500.

Electronic funds transfer – You can initiate an electronic funds transfer (EFT) for as little as $50 or as much as $50,000 from your Pacific Funds account to your bank account. To set up an EFT, you must complete the Financial Institution Information on the Account Application. If the EFT is established after account set-up, the Account Maintenance form is required (with a medallion signature guarantee).

Checkwriting – Checkwriting privileges are available for the PF Pacific Life Money Market Fund-Class A shares of non-retirement accounts only. Checks must be written for at least $250 and you must maintain an account minimum of $500.

Medallion signature guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a medallion signature guarantee is required:

•	For any redemption request for $50,000 or more.
•	If your address of record has changed within the past 30 days.
•	If you are requesting a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s).
•	For requests to transfer between Pacific Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same.
•	Under other circumstances as determined by the transfer agent.

Medallion signature guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Other signature guarantees will not be accepted.

Depending on the class of shares you own, a contingent deferred sales charge (CDSC) may apply. Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution. We may liquidate shares to cover transfer agent fees, including account, wire or overnight delivery fees, upon 30 days written notice. We may also close your account and sell your shares if your account value falls below $500 for any reason, without notice, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

EXCHANGING SHARES

You may exchange shares of one fund for shares of the same class of any other fund (within the same base account) if both funds maintain minimum balance requirements. Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges, except for Class A shares of the PF Pacific Life Money Market Fund, which

35

INVESTING IN THE FUNDS

have a front-end sales charge when exchanged into another fund. Shares subject to a CDSC will continue to age from the date that you bought the original shares, except for shares initially invested in the PF Pacific Life Money Market Fund. To exchange shares, call (800) 722-2333 or submit your request in writing. To disable this option, check the appropriate box on your Account Application.

Dollar cost averaging – Dollar cost averaging may be used to buy shares in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts, either on a monthly, quarterly, semiannual or annual basis, from any fund with a value of at least $1,000 to one or more other funds. Each fund must maintain the fund minimum and each transfer must be for at least $50.

Market timing and exchange limitations – Pacific Funds is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such trading can disrupt management of the funds, generate expenses and adversely affect performance. Accordingly, you can make no more than 12 exchanges out of each fund per calendar year, except when using the PF Pacific Life Money Market, PF PIMCO Inflation Managed, PF PIMCO Managed Bond or PF Goldman Sachs Short Duration Bond funds to dollar cost average into another fund. These limitations do not apply to transactions by the Portfolio Optimization Funds in the underlying funds.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in Pacific Funds. Pacific Funds maintains sole discretion to restrict or reject without prior notice, any exchange instructions or preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders if the requested transactions would have a negative impact on remaining shareholders.

Pacific Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of a fund. Pacific Funds may also restrict, suspend, or reject any exchange request that could be harmful to a fund or to other shareholders, or cancel the exchange privilege altogether.

Pacific Funds reserves the right to impose a transactional fee against future exchange amounts. Prior to imposing any transactional fee, we would supplement this prospectus and provide notice to shareholders.

The funds are unable to directly monitor the trading activity of beneficial owners of the funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares without the identity of the particular shareholder(s) being known to the funds. Accordingly, the ability of the funds to monitor and detect excessive share trading activity through omnibus accounts is very limited, and there is no guarantee that the funds will be able to identify shareholders who may be engaging in excessive trading activity through omnibus accounts or to curtail such trading.

EXECUTION OF YOUR REQUESTS

Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after the transfer agent, or an authorized designee, receives the order in proper form. If you purchase by wire, the order will be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the funds will not be issued.

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Under normal conditions, we will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares for which we have not received the investment, we will execute your request at the next determined NAV per share, but will not release the proceeds until your investment clears. This may take up to 15 days from the investment date. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

Telephone instructions – Procedures are in place to ensure that telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of a telephone transaction. We will not be responsible for the authenticity of phone instructions or any losses resulting from unauthorized shareholder transactions if it is reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record.

OVERVIEW OF THE SHARE CLASSES

SALES CHARGES AND FEES BY SHARE CLASS

Pacific Funds offers investors Class A, Class B, and Class C shares of each fund. Even though these classes represent ownership of the same fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses. The class of shares that best corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

•	How long do I plan to hold the shares?
•	How much money do I intend to invest?
•	Will I be purchasing more shares in the future?
•	What expenses will I pay for each class?
•	Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences in the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your registered representative can help you to determine which class of shares is right for you. Your registered representative will generally receive compensation no matter which share class you select. However, that compensation may vary between share classes and may vary with the size of your investment.

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OVERVIEW OF THE SHARE CLASSES

To pay for the cost of promoting the funds and servicing your account, each class of shares has adopted a Distribution and Servicing (Rule 12b-1) Plan. Because 12b-1 fees and expenses are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Thus, higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge. Higher 12b-1 fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower total return than Class A shares. The relative impact of a front-end sales charge and ongoing annual expenses will depend on various factors, including the length of time a share is held.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that your decision is informed. For more information on share classes or other mutual fund investing topics, please refer to the websites of the NASD (www.nasd.com/investor/) and SEC (www.sec.gov/investor.shtml).

CLASS A SHARES

Each purchase is subject to the following front-end sales charges:

	Sales charge as a % of	Sales charge as a % of
Investment	offering price	NAV per share

Less than $50,000	5.50%	5.82%
$50,000-$99,999	4.75%	4.99%
$100,000-$249,999	3.75%	3.90%
$250,000-$499,999	3.00%	3.09%
$500,000-$999,999	2.10%	2.15%
$1,000,000 or more	0.00%	0.00%

Class A shares of the PF Pacific Life Money Market Fund are sold at NAV without an initial sales charge. A front-end sales charge applies when you exchange PF Pacific Life Money Market Fund shares into Class A shares of another fund. Sales charges do not apply to reinvested dividends or capital gains distributions.

Annual 12b-1 fees are 0.50%. For the Portfolio Optimization Funds, the annual 12b-1 fees are 0% (after a waiver of 0.50%). However, the Portfolio Optimization Funds indirectly bear the annual 12b-1 fee of 0.50% charged at the underlying fund level.

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within one year of purchase, you will pay a CDSC of 1%. For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period will begin when the assets are exchanged into another fund.

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CLASS B SHARES

Class B shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. For the Portfolio Optimization Funds, annual 12b-1 fees are 0.50% (after a waiver of 0.50%). However, the Portfolio Optimization Funds indirectly bear the annual 12b-1 fee of 0.50% charged at the underlying fund level, resulting in direct and indirect 12b-1 fees of 1.00%. Each purchase of Class B shares has its own CDSC period, and you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period will begin when the assets are exchanged into another fund. Sales charges do not apply to reinvested dividends or capital gains distributions. After eight years, Class B shares convert to Class A shares, thus reducing your future annual expenses.

Years after purchase	CDSC on shares sold

1	5.00%
2	4.00%
3	4.00%
4	3.00%
5	2.00%
6	2.00%
7	1.00%
8 and after	0.00%

Pacific Funds will not process requests to buy Class B shares that exceed $100,000. Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 to invest in Class A shares instead.

CLASS C SHARES

Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. For the Portfolio Optimization Funds, annual 12b-1 fees are 0.50% (after a waiver of 0.50%). However, the Portfolio Optimization Funds indirectly bear the annual 12b-1 fee of 0.50% charged at the underlying fund level, resulting in direct and indirect 12b-1 fees of 1.00%. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period will begin when the assets are exchanged into another fund. There’s no conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Requests to buy Class C shares that exceed $1 million will either be accepted and processed as requests to buy Class A shares, or declined.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A, Class B, and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. All purchases made during a calendar month are counted as having been made as of the first day of that month. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

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OVERVIEW OF THE SHARE CLASSES

WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS)

Reduction of Class A shares initial sales charge – You can reduce the initial sales charge of Class A shares by combining multiple purchases to take advantage of breakpoints in the sales charge schedule. Available reductions include:

•	Letter of Intent – Lets you purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases of all account types (e.g., IRA, non-retirement, 529 plan, etc.) and purchases by your immediate family members. Immediate family includes parents, spouse, siblings, children, dependents and in-laws. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments over the 13-month period are insufficient to qualify for the sales charge reduction. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount.

•	Rights of Accumulation – Lets you include the current value of all accounts you or members of your immediate family already own to the amount of your next purchase in order to calculate the sales charge breakpoint.

•	Combination Privilege – Lets you combine all accounts purchased in a single transaction by you and your immediate family for a reduced sales charge.

If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee) through their registered representative, must provide Pacific Funds with the information under the “Reduced Sales Charge” section of the Account Application.

Waiver of initial sales charges – Class A shares may be purchased without a front-end sales charge by:

•	Officers, directors, trustees, and employees of Pacific Funds, Pacific Life and their affiliates.
•	Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Pacific Funds and their affiliates.
•	Investment professionals using Pacific Funds in fee-based investment products under a signed agreement with Pacific Funds.
•	Employees of designated asset management firms, other service providers and their affiliates.
•	Immediate family members of all such persons.
•	Certain qualified plans.

Reinstatement privilege – If you sell shares of a fund and withdraw your money from Pacific Funds, you may reinvest some or all of the proceeds in the same share class of any fund in Pacific Funds within 60 days without a sales charge. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age from the date that you bought your original shares. For purposes of the front-end sales charge, if you paid a front-end sales charge when you originally purchased your shares, you will be able to reinvest without paying an additional front-end sales charge. This privilege can be used only once per calendar year. In order to use this privilege, all accounts must have the same owner or owners, although identical ownership registration is not required. Contact your registered representative or Pacific Funds customer service at (800) 722-2333 for additional information.

The NAV Authorization form must be provided to Pacific Funds to receive any front-end sales charge waiver described above in the Waiver of initial sales charges and Reinstatement privilege sections.

CDSC waivers – The CDSC for each Class will be waived in the following cases:

•	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

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•	Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.
•	Minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the funds.

If you think you may be eligible for a CDSC waiver, contact your registered representative. You must notify us at the time of the redemption request to receive the waiver.

OTHER FUND INFORMATION

HOW SHARE PRICES ARE CALCULATED

Each fund is divided into shares. The price of a fund’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a fund’s assets is based on the total market value of all of the securities it holds. The assets of each Portfolio Optimization Fund consist primarily of shares of the underlying funds, which are valued at their respective NAVs at the time of computation.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. Exchange orders within the funds are affected at NAV, except for money initially invested in the PF Pacific Life Money Market Fund, Class A shares. For any transaction, we will use the next NAV calculated after Pacific Funds or its designee receives a request to buy, sell or exchange shares.

Each fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern time, although it occasionally closes earlier. For purposes of calculating the NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to us after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

A delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities during those periods are not always reflected in a fund’s NAV. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, call Pacific Funds customer service or refer to the SAI.

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OTHER FUND INFORMATION

The value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the fund’s board of trustees. The funds may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the portfolio managers, in accordance with valuation services approved by the board of trustees, or otherwise as provided by Pacific Funds’ valuation procedures, which have been determined by the board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

DIVIDENDS AND DISTRIBUTIONS

The funds intend to distribute substantially all of their net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. You can automatically reinvest dividends and capital gains distributions into additional shares of the same fund or into the same class of shares of another fund within the same account, if you meet that fund’s minimum balance requirement. No sales charge or CDSC will apply to the purchased shares.

Dividends are generally distributed according to the following schedule:

•	PF Pacific Life Money Market Fund – dividends declared daily and paid monthly (dividends are not paid until the day after issue).
•	PF Goldman Sachs Short Duration Bond Fund, PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund – dividends declared and paid monthly.
•	All other funds – dividends declared and paid annually.

Dividends may be declared less frequently (e.g. semi-annually) if it is advantageous to the fund and to shareholders of the fund.

DISTRIBUTION AND SERVICING ARRANGEMENTS

PSD, the distributor of the Pacific Funds and a broker-dealer and affiliate of Pacific Life, pays broker-dealers (including other Pacific Life affiliates) that sell shares of the funds various forms of sales compensation. PSD also may provide reimbursement for other expenses associated with the promotion and sale of fund shares.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, which may sometimes be referred to as “revenue sharing,” and provide other incentives in connection with the promotion and sale of fund shares by some but not all broker-dealers. Such additional compensation may give Pacific Funds greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market fund shares.

In addition, Pacific Life and its affiliates may pay amounts from their own resources to compensate or reimburse administrators and other financial intermediaries (including 401(k) and other retirement plan administrators) for administrative and shareholder services provided to Pacific Funds and their shareholders.

The compensation described in this section and in the SAI and other compensation or benefits provided by Pacific Life, PSD or its affiliates may be more or less than the overall compensation on similar or other products and may influence your registered representative, broker-dealer, retirement plan administrator, or other intermediary to present or make available Pacific Funds over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests and how he/she is personally compensated and how his/her broker-dealer is compensated for selling shares of

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Pacific Funds. Please refer to the SAI for additional details on Distribution and Servicing Arrangements and the differing and divergent interests that they may present.

GENERAL SUMMARY OF TAX CONSEQUENCES

Each fund will distribute substantially all of its income and realized capital gains to its shareholders every year. You will be taxed on fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income or capital gains. Federal taxes on capital gains distributions are determined by how long the fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates.

The Portfolio Optimization Funds can have income, gains or losses from any distributions or redemptions in the underlying Pacific Funds. Distributions of the long-term capital gains of either the Portfolio Optimization Funds or underlying funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Portfolio Optimization Funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

The maximum tax rate for individual taxpayers is generally 15% on long-term gains and qualifying dividends. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive enough qualifying dividend income to be eligible for the lower rate on qualifying dividends.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you buy shares on or just before the record date of a fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a fund declares a distribution in October, November or December but pays it in January, you may be taxed on the amount of the distribution as if you had received it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to federal income tax.

A Portfolio Optimization Fund cannot use gains distributed by one underlying fund to offset losses in another underlying fund. Redemptions of shares in an underlying fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on underlying fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Portfolio Optimization Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the underlying funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

This discussion relates only to federal income tax. The consequences under other tax laws may differ. You should consult the SAI and your tax adviser regarding the possible application of foreign, state and local income tax laws to fund dividends and capital gains distributions.

529 PLANS

This section pertains to anyone purchasing shares of the Pacific Funds for a 529 College Savings Plan account (for Arizona or Montana) and supplements or supercedes other information in the prospectus. Each account is subject to the terms and conditions of the applicable 529 Plan Description Handbook. You should contact your registered representative or Pacific Funds customer service at (800) 722-2333 for more information.

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OTHER FUND INFORMATION

Minimum investment – You must make a minimum initial investment of $500 for each fund. The minimum initial investment does not need to be met before beginning a preauthorized investment plan or payroll deduction; both are available with a minimum contribution of $50 per month. If you want to contribute through payroll deduction, your payroll department must complete an Employer Authorization form before payroll deductions can begin.

Maximum contribution – Contributions may be made to an account for a designated beneficiary, unless the contribution would cause the balance of the account, together with all other Pacific Funds 529 accounts for that designated beneficiary, to exceed the current maximum allowable account balance limit. Once the maximum is reached, no further contributions will be accepted, but investment growth may continue. Excess contributions could result in adverse tax consequences. Refer to the applicable state’s Plan Description Handbook or the website for current maximum contribution limits.

Investment changes – You may only make one investment change per calendar year by using the Account Maintenance form. More frequent exchanges may result in income tax liability and tax penalties. The dollar cost averaging program described in the prospectus is not available, and other limitations also may apply. Investment changes by telephone are not currently available. You should consult with your tax adviser regarding possible tax consequences.

Distributions/withdrawals – You may sell shares to make a qualified distribution or take a nonqualified withdrawal by using the Distribution Request form. A separate Distribution Request form must be completed for each withdrawal. Withdrawals by telephone, systematic withdrawals, and checkwriting privileges are not currently available.

Fees and waivers

Arizona 529 Plan – Generally, a $10 enrollment fee will be charged to each Arizona 529 College Savings Plan account on the last business day of the month in which the account was opened. This fee will be waived for accounts that purchase Class A shares at NAV.

Montana 529 Plan – Generally, a $25 annual maintenance fee will be charged to each Montana 529 College Savings Plan account on the last Friday of April. This fee is waived for accounts with balances greater than $25,000, accounts with a current preauthorized investment plan or payroll deduction established, or accounts that purchase Class A shares at NAV. In addition, for Montana residents (including former Montana residents), a recapture tax may be applicable on withdrawals. Refer to the Plan Description Handbook for more information.

The CDSC for both the Arizona and Montana 529 plans will be waived for redemptions due to the receipt of scholarship by the designated beneficiary (up to the amount of the scholarship), transfers to the CollegeSure CD for each applicable state, and redemptions for the purpose of complying with the maximum account balance limitation across all 529 plan accounts, if the amount is rolled over to a Pacific Funds 529 Plan account for another designated beneficiary.

Class A shares may be purchased without a front-end sales charge by Arizona residents purchasing shares directly from Pacific Funds under the Arizona Family College Savings Program and Montana residents purchasing shares directly from Pacific Funds under the Montana Family Education Savings Program.

Dividends – All dividends and capital gains distributions are automatically reinvested; automatic dividend diversification is not available.

FUND ORGANIZATION

Pacific Funds is organized as a Delaware statutory trust. Its business and affairs are managed by its board of trustees. Each fund intends to qualify each year as a regulated investment company under Subchapter M of

44

the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Pacific Funds may discontinue offering shares of any fund at any time or may offer shares of a new fund. If a fund is discontinued, any investment allocation to that fund will be allocated to another fund the trustees believe is suitable, as long as any required regulatory approvals are met.

SHAREHOLDER MAILINGS

To help reduce fund expenses and environmental waste, only one copy of the funds’ annual and semi-annual reports and prospectus will be mailed to shareholders having the same residential address.

ELECTRONIC DELIVERY AUTHORIZATION

Subject to availability, you may authorize us to provide prospectuses, statements, and other information (“Documents”) electronically by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us to receive such Documents electronically. You must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Documents. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying Pacific Funds promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will resume providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute a revocation of your consent to receive required Documents electronically. We will continue to provide you copies of your annual statements by regular mail, even if you have chosen electronic delivery.

ABOUT THE MANAGERS

This section provides information about the firms that manage the Pacific Funds.

Pacific Life Insurance Company – 700 Newport Center Drive, Newport Beach, California 92660

Founded in 1868, Pacific Life Insurance Company (Pacific Life), investment adviser of Pacific Funds, provides life and health insurance products, individual annuities, mutual funds, group employee benefits, and offers to individuals, businesses, and pension plans a variety of investment products and services. A FORTUNE 500® company, Pacific Life counts 25 of the 50 largest U.S. companies as clients, as of April 2004. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of Pacific Funds. Pacific Life manages six funds directly: the five Portfolio Optimization Funds and the PF Pacific Life Money Market Fund. For the other funds, it has retained other managers, many of which have a worldwide market presence and extensive research capabilities. Some of the funds’ manager team members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

Pacific Life, subject to the review of the Pacific Funds’ board of trustees, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC,

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ABOUT THE MANAGERS

Pacific Life and Pacific Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.

AIM Capital Management, Inc. – 11 Greenway Plaza, Houston, Texas 77046

AIM Capital Management, Inc. (AIM) was founded in 1986 and, together with its affiliates, manages over 200 investment portfolios with approximately $149 billion as of December 31, 2003. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages more than $371 billion in assets worldwide as of December 31, 2003. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East. AIM manages the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund.

Goldman Sachs Asset Management, L.P. – 32 Old Slip, New York, New York 10005

Goldman Sachs Asset Management, L.P. (Goldman Sachs) is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2003, Goldman Sachs, along with other units of IMD, had assets under management of approximately $376 billion. Goldman Sachs manages the PF Goldman Sachs Short Duration Bond Fund.

INVESCO Institutional (N.A.), Inc. – One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309

INVESCO Institutional (N.A.), Inc. (INVESCO) is a registered investment adviser and, together with its affiliates, managed over 200 portfolios as of December 31, 2003. As of December 31, 2003, INVESCO, together with its affiliates, managed approximately $149 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages more than $371 billion in assets worldwide as of December 31, 2003. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East. INVESCO manages the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund.

Janus Capital Management LLC – 151 Detroit Street, Denver, Colorado 80206

Founded in 1969, Janus Capital Management LLC (formerly Janus Capital Corporation) (Janus) manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc., parent company of Janus, had approximately $151.5 billion in assets under management as of December 31, 2003. The Janus investment team focuses on individual companies, using an investment process supported by the company’s 22 managers and 39 securities analysts. Janus manages the PF Janus Growth LT Fund.

Lazard Asset Management LLC, – 30 Rockefeller Plaza, New York, New York 10112

Lazard Asset Management LLC (Lazard), is a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company. Lazard Frères provides both individual and institutional clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $69 billion as of December 31, 2003. Teamwork is the foundation of Lazard. Lazard’s team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace. Lazard manages the PF Lazard International Value Fund.

MFS Investment Management – 500 Boylston Street, Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $140 billion as of December 31, 2003. MFS manages the PF MFS International Large-Cap Fund.

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Pacific Investment Management Company LLC – 840 Newport Center Drive, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has more than 500 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had over $373 billion in assets under management as of December 31, 2003. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P. (ADAM LP). Allianz Aktiengesellschaft (Allianz AG) is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multinational insurance and financial services holding company. ADAM LP, including all advisory affiliates, had approximately $494 billion in assets under management as of December 31, 2003. Pacific Life holds an indirect minority interest in ADAM LP. PIMCO manages the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund.

Putnam Investment Management, LLC – One Post Office Square, Boston, Massachusetts 02109

Putnam Investment Management, LLC (Putnam) is one of the oldest and largest money management firms in the U.S. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of December 31, 2003, Putnam and its affiliates managed $240 billion in assets. Putnam manages the PF Putnam Equity Income Fund.

Salomon Brothers Asset Management Inc – 399 Park Avenue, New York, New York 10022

Established in 1987, Salomon Brothers Asset Management Inc (SaBAM) has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to individuals and institutional clients around the world. SaBAM also provides investment advisory services to other investment companies. As of December 31, 2003, SaBAM had over $65.1 billion in assets under management. SaBAM is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services – asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. SaBAM manages the PF Salomon Brothers Large-Cap Value Fund.

Van Kampen – 1221 Avenue of the Americas, New York, New York 10020

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to Pacific Funds) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses – securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its institutional advisory affiliates managed approximately $421 billion in assets as of December 31, 2003. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo. Van Kampen manages the PF Van Kampen Comstock Fund and the PF Van Kampen Mid-Cap Growth Fund.

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PERFORMANCE OF COMPARABLE ACCOUNTS

ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS

Generally, when there is a change in fund manager or a new fund is added to Pacific Funds, a comparable account presentation is shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable manager, has performed in the past over a longer period of time. It does not show you how the funds have performed or will perform.

When showing comparable performance using a composite, the manager generally includes all of its accounts with substantially similar goals and policies. The managers shown have each represented, if applicable, that excluding or omitting any substantially similar account from the composites, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them. The manager, for example, may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the manager’s performance or do not meet other established criteria for the published composite. Performance information has been provided by the applicable manager and is not within the control of and has not been independently verified by Pacific Life.

Van Kampen’s composite results are equal weighted and calculated monthly. All other composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values (or monthly returns in the case of Van Kampen), include income accruals.

When a mutual fund is included in a composite, performance figures in the footnotes (which reflect deduction of sales loads, if any) are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund managers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund manager or Pacific Life.

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The chart below does not show you the performance of the PF PIMCO Inflation Managed Fund – it shows the performance of similar accounts managed by PIMCO.

The chart shows the historical performance of the PIMCO Real Return Full Authority Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the PF PIMCO Inflation Managed Fund. As of 12/31/03, the composite consisted of 12 advisory accounts, including 7 mutual funds (13 and 7, respectively, as of 3/31/04).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF PIMCO Inflation Managed Fund has performed or will perform. Total returns represent past performance of the composite and not the PF PIMCO Inflation Managed Fund.

Annual total returns/Average annual total returns for the periods ending December 31, 2003

	PIMCO Real Return Full	Lehman Brothers Global Real:
Year/Period	Authority Composite (%) [1]	U.S. TIPS Index (%) [2]

1/1/04-3/31/04 (not annualized)	5.29	5.14
2003	8.43	8.40
2002	16.80	16.57
2001	8.74	7.89
2000	13.48	13.17
1999	5.71	2.40
1998	5.21	3.95
1997 [3]	3.03	2.08

1 year	8.43	8.40
3 years	11.25	10.88
5 years	10.56	9.57
Since Inception [3]	8.90	7.85

[1]	This column shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF PIMCO Inflation Managed Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three, five year and since inception periods ending 12/31/03 would have been 6.02%, 10.13%, 9.89% and 8.41%, respectively.
[2]	The Lehman Brothers Global Real: U.S. TIPS Index (formerly called the Lehman Brothers Inflation Linked Treasury Index) is comprised of all outstanding Treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.
[3]	The inception date of the PIMCO Real Return Full Authority Composite was 3/1/97. Total returns and expenses are not annualized for the first year of operations.

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PERFORMANCE OF COMPARABLE ACCOUNTS

The chart below does not show you the performance of the PF Van Kampen Comstock Fund — it shows the performance of similar accounts managed by Van Kampen.

This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Van Kampen Comstock Fund. As of 12/31/03 the composite consisted of 6 mutual funds (6 as of 3/31/04).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Van Kampen Comstock Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Van Kampen Comstock Fund.

Annual total returns/Average annual total returns for the periods ending December 31, 2003

	Van Kampen	S&P 500
Year/Period	Comstock Composite (%) [1]	Index (%)[2]

1/1/04-3/31/04 (not annualized)	3.22	1.69
2003	30.82	28.67
2002	(20.27)	(22.09)
2001	(2.19)	(11.88)
2000	30.88	(9.11)
1999	2.12	21.04
1998	19.47	28.58
1997	29.24	33.36
1996 [3]	7.54	5.48

1 year	30.82	28.67
3 years	0.67	(4.05)
5 years	6.40	(0.57)
Since Inception [3]	12.08	8.18

1	This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Van Kampen Comstock Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three, five year and since inception periods ending 12/31/03 would have been 30.82%, 0.67%, 6.40% and 11.79%, respectively.
2	The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large- capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
3	The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

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The chart below does not show you the performance of the PF Van Kampen Mid-Cap Growth Fund — it shows the performance of similar accounts managed by Van Kampen.

This chart shows the historical performance of the Van Kampen Mid-Cap Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Van Kampen Mid-Cap Growth Fund. As of 12/31/03 the composite consisted of 4 advisory accounts, including 3 mutual funds (4 and 3, respectively, as of 3/31/04).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Van Kampen Mid-Cap Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Van Kampen Mid-Cap Growth Fund.

Annual total returns/Average annual total returns for the periods ending December 31, 2003

	Van Kampen	Russell Midcap
Year/Period	Mid-Cap Growth Composite (%) [1]	Growth Index (%)[2]

1/1/04-3/31/04 (not annualized)	5.40	4.83
2003	41.33	42.71
2002	(31.03)	(27.41)
2001	(29.93)	(20.15)
2000	(7.67)	(11.75)
1999	64.41	51.29
1998	37.24	17.86
1997	32.68	22.54
1996	19.04	17.48
1995	36.25	33.98
1994	(5.39)	(2.16)

1 year	41.33	42.71
5 years	0.73	2.01
10 years	11.22	9.40

[1]	This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Van Kampen Mid-Cap Growth Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, five and ten year periods ending 12/31/03 would have been 41.33%, 0.57%, and 11.14%, respectively.
[2]	The Russell Midcap Growth Index is an index of 800 securities that have higher price-to-book ratios and higher forecasted growth values than securities in the Russell Midcap Value Index. Results include reinvested dividends.

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FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the funds have performed since inception. Certain information reflects financial results for a single fund share. Total investment return indicates how much an investment in the fund would have earned, assuming all dividends and distributions had been reinvested.

The information in the financial highlights table for the fiscal year ended March 31, 2004 is included and can be read in conjunction with Pacific Funds’ financial statements and related notes, which are in Pacific Funds’ annual report dated as of March 31, 2004. These financial statements have been audited by Deloitte & Touche LLP, independent auditors, for the fiscal year ended March 31, 2004 and by Ernst & Young LLP, independent auditors, for the prior periods. The report of Deloitte & Touche LLP is included in the Pacific Funds’ annual report. Please turn to the back cover to find out how you can obtain a copy of the annual report.

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FINANCIAL HIGHLIGHTS

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities			Distributions

		Net
		Asset
		Value,
		Beginning	Net	Net Realized and		Dividends
		of Year	Investment	Unrealized Gain	Total from	from Net	Distributions
		or	Income	(Loss) on	Investment	Investment	from Capital	Return of	Total
		Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions

PF Portfolio Optimization Model A Fund

Class A:	12/31/2003- 3/31/2004 (4)	$10.00	$0.02	$0.13	$0.15	$—	$—	$—	$—

Class B:	12/31/2003- 3/31/2004 (4)	$10.00	$0.00	$0.14	$0.14	$—	$—	$—	$—

Class C:	12/31/2003- 3/31/2004 (4)	$10.00	$0.00	$0.13	$0.13	$—	$—	$—	$—

PF Portfolio Optimization Model B Fund

Class A:	12/31/2003- 3/31/2004 (4)	$10.00	$0.01	$0.13	$0.14	$—	$—	$—	$—

Class B:	12/31/2003- 3/31/2004 (4)	$10.00	$0.00	$0.13	$0.13	$—	$—	$—	$—

Class C:	12/31/2003- 3/31/2004 (4)	$10.00	$0.00	$0.13	$0.13	$—	$—	$—	$—

PF Portfolio Optimization Model C Fund

Class A:	12/31/2003- 3/31/2004 (4)	$10.00	$0.01	$0.13	$0.14	$—	$—	$—	$—

Class B:	12/31/2003- 3/31/2004 (4)	$10.00	$0.00	$0.13	$0.13	$—	$—	$—	$—

Class C:	12/31/2003- 3/31/2004 (4)	$10.00	$0.00	$0.12	$0.12	$—	$—	$—	$—

PF Portfolio Optimization Model D Fund

Class A:	12/31/2003- 3/31/2004 (4)	$10.00	$0.01	$0.10	$0.11	$—	$—	$—	$—

Class B:	12/31/2003- 3/31/2004 (4)	$10.00	($0.01)	$0.11	$0.10	$—	$—	$—	$—

Class C:	12/31/2003- 3/31/2004 (4)	$10.00	($0.01)	$0.10	$0.09	$—	$—	$—	$—

PF Portfolio Optimization Model E Fund

Class A:	12/31/2003- 3/31/2004 (4)	$10.00	$0.00	$0.08	$0.08	$—	$—	$—	$—

Class B:	12/31/2003- 3/31/2004 (4)	$10.00	($0.01)	$0.08	$0.07	$—	$—	$—	$—

Class C:	12/31/2003- 3/31/2004 (4)	$10.00	($0.01)	$0.08	$0.07	$—	$—	$—	$—

PF AIM Blue Chip Fund

Class A:	4/1/2003- 3/31/2004 (4)	$8.05	($0.07)	$2.21	$2.14	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	10.96	(0.06)	(2.85)	(2.91)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.05)	1.06	1.01	(0.03)	(0.02)	—	(0.05)

Class B:	4/1/2003- 3/31/2004 (4)	$7.98	($0.11)	$2.20	$2.09	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	10.94	(0.10)	(2.86)	(2.96)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.02)	(0.02)	—	(0.04)

Class C:	4/1/2003- 3/31/2004 (4)	$7.98	($0.11)	$2.19	$2.08	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	10.93	(0.10)	(2.85)	(2.95)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.03)	(0.02)	—	(0.05)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

									Ratios of
									Net
									Investment
									Loss
					Ratios of	Ratios of	Ratios of Net		Before
					Expenses	Expenses	Investment		Expense
					After	Before	Income (Loss)		Reductions
	Net Asset			Net Assets,	Expense	Expense	After Expense		to
	Value, End			End of Year	Reductions to	Reductions to	Reductions to		Average		Portfolio
	of Year or	Total		or Period	Average Net	Average Net	Average Net		Net		Turnover
	Period	Returns(1)		(in thousands)	Assets(2),(3)	Assets(3)	Assets(3)		Assets(2),(3)		Rates

PF Portfolio Optimization Model A Fund

Class A:	$10.15	1.50%		$1,957	0.00%	4.00%	0.61%		(3.39%	)	9.38%

Class B:	$10.14	1.40%		$449	0.50%	4.50%	0.11%		(3.89%	)	9.38%

Class C:	$10.13	1.30%		$3,739	0.50%	4.50%	0.11%		(3.89%	)	9.38%

PF Portfolio Optimization Model B Fund

Class A:	$10.14	1.40%		$5,197	0.00%	2.36%	0.46%		(1.90%	)	2.81%

Class B:	$10.13	1.30%		$3,013	0.50%	2.86%	(0.04%	)	(2.40%	)	2.81%

Class C:	$10.13	1.30%		$5,354	0.50%	2.86%	(0.04%	)	(2.40%	)	2.81%

PF Portfolio Optimization Model C Fund

Class A:	$10.14	1.40%		$12,743	0.00%	1.81%	0.36%		(1.45%	)	0.86%

Class B:	$10.13	1.30%		$5,594	0.50%	2.31%	(0.14%	)	(1.95%	)	0.86%

Class C:	$10.12	1.20%		$16,870	0.50%	2.31%	(0.14%	)	(1.95%	)	0.86%

PF Portfolio Optimization Model D Fund

Class A:	$10.11	1.10%		$13,362	0.00%	1.97%	0.22%		(1.75%	)	0.68%

Class B:	$10.10	1.00%		$6,962	0.50%	2.47%	(0.28%	)	(2.25%	)	0.68%

Class C:	$10.09	0.90%		$12,719	0.50%	2.47%	(0.28%	)	(2.25%	)	0.68%

PF Portfolio Optimization Model E Fund

Class A:	$10.08	0.80%		$8,187	0.00%	2.02%	0.09%		(1.93%	)	0.00%

Class B:	$10.07	0.70%		$2,409	0.50%	2.52%	(0.41%	)	(2.43%	)	0.00%

Class C:	$10.07	0.70%		$7,868	0.50%	2.52%	(0.41%	)	(2.43%	)	0.00%

PF AIM Blue Chip Fund

Class A:	$10.19	26.58%		$23,408	1.90%	3.12%	(0.69%	)	(1.91%	)	78.30%
	8.05	(26.55%	)	7,922	1.90%	3.94%	(0.67%	)	(2.71%	)	35.58%
	10.96	10.09%		10,867	1.90%	5.99%	(0.92%	)	(5.01%	)	12.63%

Class B:	$10.07	26.19%		$497	2.40%	3.62%	(1.19%	)	(2.41%	)	78.30%
	7.98	(27.06%	)	757	2.40%	4.44%	(1.17%	)	(3.21%	)	35.58%
	10.94	9.79%		43	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

Class C:	$10.06	26.07%		$1,090	2.40%	3.62%	(1.19%	)	(2.41%	)	78.30%
	7.98	(26.99%	)	1,467	2.40%	4.44%	(1.17%	)	(3.21%	)	35.58%
	10.93	9.74%		154	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

See explanation of references at the end of section.

53

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities			Distributions
		Net
		Asset
		Value,
		Beginning	Net	Net Realized and		Dividends
		of Year	Investment	Unrealized Gain	Total from	from Net	Distributions
		or	Income	(Loss) on	Investment	Investment	from Capital	Return of	Total
		Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions

PF AIM Aggressive Growth Fund

Class A:	4/1/2003- 3/31/2004 (4)	$8.59	($0.15)	$3.09	$2.94	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	11.63	(0.16)	(2.88)	(3.04)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.09)	1.81	1.72	(0.02)	(0.07)	—	(0.09)

Class B:	4/1/2003- 3/31/2004 (4)	$8.53	($0.22)	$3.10	$2.88	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	11.61	(0.19)	(2.89)	(3.08)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.12)	1.80	1.68	—	(0.07)	—	(0.07)

Class C:	4/1/2003- 3/31/2004 (4)	$8.55	($0.23)	$3.10	$2.87	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	11.61	(0.19)	(2.87)	(3.06)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.12)	1.81	1.69	(0.01)	(0.07)	—	(0.08)

PF Goldman Sachs Short Duration Bond Fund

Class A:	12/31/2003- 3/31/2004 (4)	$10.00	$0.01	$0.08	$0.09	$—	$—	$—	$—

Class B:	12/31/2003- 3/31/2004 (4)	$10.00	($0.01)	$0.09	$0.08	$—	$—	$—	$—

Class C:	12/31/2003- 3/31/2004 (4)	$10.00	($0.01)	$0.09	$0.08	$—	$—	$—	$—

PF INVESCO Health Sciences Fund

Class A:	4/1/2003- 3/31/2004 (4)	$8.16	($0.11)	$2.43	$2.32	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	9.89	(0.12)	(1.61)	(1.73)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.07)	(0.02)	(0.09)	—	—	(0.02)	(0.02)

Class B:	4/1/2003- 3/31/2004 (4)	$8.09	($0.16)	$2.41	$2.25	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	9.86	(0.15)	(1.62)	(1.77)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)	—	—	(0.02)	(0.02)

Class C:	4/1/2003- 3/31/2004 (4)	$8.10	($0.16)	$2.41	$2.25	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	9.86	(0.15)	(1.61)	(1.76)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)	—	—	(0.02)	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

						Ratios of	Ratios of Net
					Ratios of	Expenses	Investment		Ratios of Net
					Expenses	Before	Income (Loss)		Investment Loss
	Net Asset			Net Assets,	After Expense	Expense	After Expense		Before Expense
	Value, End			End of Year	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		or Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns(1)		(in thousands)	Assets(2),(3)	Assets(3)	Assets(3)		Assets(2),(3)		Rates

PF AIM Aggressive Growth Fund

Class A:	$11.53	34.23%		$8,469	1.95%	3.55%	(1.61%	)	(3.21%	)	110.77%
	8.59	(26.14%	)	5,031	1.95%	4.27%	(1.66%	)	(3.98%	)	71.87%
	11.63	17.21%		7,654	1.95%	6.84%	(1.67%	)	(6.56%	)	44.75%

Class B:	$11.41	33.61%		$267	2.45%	4.05%	(2.11%	)	(3.71%	)	110.77%
	8.53	(26.44%	)	63	2.45%	4.77%	(2.16%	)	(4.48%	)	71.87%
	11.61	16.84%		12	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

Class C:	$11.42	33.57%		$360	2.45%	4.05%	(2.11%	)	(3.71%	)	110.77%
	8.55	(26.36%	)	115	2.45%	4.77%	(2.16%	)	(4.48%	)	71.87%
	11.61	16.91%		25	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

PF Goldman Sachs Short Duration Bond Fund

Class A:	$10.09	0.90%		$13,617	1.55%	2.72%	0.23%		(0.94%	)	144.88%

Class B:	$10.08	0.80%		$10	2.05%	3.22%	(0.27%	)	(1.44%	)	144.88%

Class C:	$10.08	0.80%		$62	2.05%	3.22%	(0.27%	)	(1.44%	)	144.88%

PF INVESCO Health Sciences Fund

Class A:	$10.48	28.43%		$6,877	2.05%	3.51%	(1.16%	)	(2.62%	)	123.34%
	8.16	(17.49%	)	5,643	2.05%	4.04%	(1.37%	)	(3.36%	)	139.83%
	9.89	(0.92%	)	7,854	2.05%	4.82%	(1.43%	)	(4.20%	)	22.74%

Class B:	$10.34	27.81%		$218	2.55%	4.01%	(1.66%	)	(3.12%	)	123.34%
	8.09	(17.95%	)	108	2.55%	4.54%	(1.87%	)	(3.86%	)	139.83%
	9.86	(1.22%	)	37	2.55%	5.32%	(1.93%	)	(4.70%	)	22.74%

Class C:	$10.35	27.78%		$302	2.55%	4.01%	(1.66%	)	(3.12%	)	123.34%
	8.10	(17.85%	)	117	2.55%	4.54%	(1.87%	)	(3.86%	)	139.83%
	9.86	(1.22%	)	37	2.55%	5.32%	(1.93%	)	(4.70%	)	22.74%

See explanation of references at the end of section.

54

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities			Distributions
		Net
		Asset
		Value,
		Beginning	Net	Net Realized and		Dividends
		of Year	Investment	Unrealized Gain	Total from	from Net	Distributions
		or	Income	(Loss) on	Investment	Investment	from Capital	Return of	Total
		Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions

PF INVESCO Technology Fund

Class A:	4/1/2003- 3/31/2004 (4)	$6.88	($0.17)	$3.22	$3.05	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	12.47	(0.14)	(5.45)	(5.59)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.12)	2.59	2.47	—	—	—	—

Class B:	4/1/2003- 3/31/2004 (4)	$6.83	($0.22)	$3.20	$2.98	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	12.44	(0.19)	(5.42)	(5.61)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.15)	2.59	2.44	—	—	—	—

Class C:	4/1/2003- 3/31/2004 (4)	$6.83	($0.22)	$3.19	$2.97	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	12.44	(0.17)	(5.44)	(5.61)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.15)	2.59	2.44	—	—	—	—

PF Janus Growth LT Fund

Class A:	4/1/2003- 3/31/2004 (4)	$7.62	($0.10)	$2.82	$2.72	$—	$—	$—	$—
	4/1/2002- 3/31/2003	10.32	(0.08)	(2.62)	(2.70)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.04)	0.39	0.35	(0.03)	—	—	(0.03)

Class B:	4/1/2003- 3/31/2004 (4)	$7.58	($0.15)	$2.81	$2.66	$—	$—	$—	$—
	4/1/2002- 3/31/2003	10.30	(0.06)	(2.66)	(2.72)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.03)	—	—	(0.03)

Class C:	4/1/2003- 3/31/2004 (4)	$7.57	($0.15)	$2.79	$2.64	$—	$—	$—	$—
	4/1/2002- 3/31/2003	10.31	(0.08)	(2.66)	(2.74)	—	—	—	—
	9/28/2001- 3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.02)	—	—	(0.02)

PF Lazard International Value Fund

Class A:	4/1/2003- 3/31/2004 (4)	$8.73	$0.06	$3.13	$3.19	($0.03)	$—	$—	($0.03)
	4/1/2002- 3/31/2003 (4)	11.09	0.07	(2.33)	(2.26)	(0.04)	(0.06)	—	(0.10)
	9/28/2001- 3/31/2002 (4)	10.00	(0.02)	1.14	1.12	(0.03)	—	—	(0.03)

Class B:	4/1/2003- 3/31/2004 (4)	$8.66	$0.02	$3.07	$3.09	($0.02)	$—	$—	($0.02)
	4/1/2002- 3/31/2003 (4)	11.08	0.02	(2.33)	(2.31)	(0.05)	(0.06)	—	(0.11)
	9/28/2001- 3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.01)	—	—	(0.01)

Class C:	4/1/2003- 3/31/2004 (4)	$8.66	$0.02	$3.07	$3.09	($0.02)	$—	$—	($0.02)
	4/1/2002- 3/31/2003 (4)	11.07	0.02	(2.32)	(2.30)	(0.05)	(0.06)	—	(0.11)
	9/28/2001- 3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.02)	—	—	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net
					Expenses	Expenses	Investment		Ratios of Net
					After	Before	Income (Loss)		Investment Loss
	Net Asset			Net Assets,	Expense	Expense	After Expense		Before Expense
	Value, End			End of Year	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		or Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns(1)		(in thousands)	Assets(2),(3)	Assets(3)	Assets(3)		Assets(2),(3)		Rates

PF INVESCO Technology Fund

Class A:	$9.93	44.19%		$5,515	2.05%	3.75%	(1.89%	)	(3.59%	)	118.89%
	6.88	(44.83%	)	3,885	2.05%	4.80%	(1.78%	)	(4.53%	)	96.29%
	12.47	24.70%		7,801	2.05%	4.81%	(1.82%	)	(4.58%	)	32.50%

Class B:	$9.81	43.63%		$121	2.55%	4.25%	(2.39%	)	(4.09%	)	118.89%
	6.83	(45.10%	)	35	2.55%	5.30%	(2.28%	)	(5.03%	)	96.29%
	12.44	24.40%		47	2.55%	5.31%	(2.32%	)	(5.08%	)	32.50%

Class C:	$9.80	43.34%		$370	2.55%	4.25%	(2.39%	)	(4.09%	)	118.89%
	6.83	(45.10%	)	78	2.55%	5.30%	(2.28%	)	(5.03%	)	96.29%
	12.44	24.40%		13	2.55%	5.31%	(2.32%	)	(5.08%	)	32.50%

PF Janus Growth LT Fund

Class A:	$10.34	35.70%		$11,994	1.70%	3.21%	(1.08%	)	(2.59%	)	42.65%
	7.62	(26.16%	)	6,832	1.70%	4.01%	(0.95%	)	(3.26%	)	124.73%
	10.32	3.50%		9,819	1.70%	6.29%	(0.78%	)	(5.37%	)	64.33%

Class B:	$10.24	34.91%		$293	2.20%	3.71%	(1.58%	)	(3.09%	)	42.65%
	7.58	(26.31%	)	301	2.20%	4.51%	(1.45%	)	(3.76%	)	124.73%
	10.30	3.27%		57	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

Class C:	$10.21	34.87%		$400	2.20%	3.71%	(1.58%	)	(3.09%	)	42.65%
	7.57	(26.58%	)	624	2.20%	4.51%	(1.45%	)	(3.76%	)	124.73%
	10.31	3.33%		84	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

PF Lazard International Value Fund

Class A:	$11.89	36.57%		$20,007	1.80%	2.86%	0.73%		(0.33%	)	58.63%
	8.73	(20.50%	)	7,218	1.80%	3.89%	0.76%		(1.33%	)	19.60%
	11.09	11.21%		7,817	1.80%	7.07%	(0.35%	)	(5.62%	)	7.11%

Class B:	$11.73	35.79%		$324	2.30%	3.36%	0.23%		(0.83%	)	58.63%
	8.66	(20.93%	)	771	2.30%	4.39%	0.26%		(1.83%	)	19.60%
	11.08	10.95%		26	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

Class C:	$11.73	35.79%		$781	2.30%	3.36%	0.23%		(0.83%	)	58.63%
	8.66	(20.93%	)	1,656	2.30%	4.39%	0.26%		(1.83%	)	19.60%
	11.07	10.91%		143	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

See explanation of references at the end of section.

55

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities			Distributions
		Net
		Asset
		Value,
		Beginning	Net	Net Realized and		Dividends
		of Year	Investment	Unrealized Gain	Total from	from Net	Distributions
		or	Income	(Loss) on	Investment	Investment	from Capital	Return of	Total
		Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions

PF MFS International Large-Cap Fund (7)

Class A:	4/1/2003- 3/31/2004 (4)	$8.20	($0.04)	$3.45	$3.41	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	11.03	(0.04)	(2.59)	(2.63)	—	(0.20)	—	(0.20)
	9/28/2001- 3/31/2002 (4)	10.00	(0.05)	1.10	1.05	(0.01)	(0.01)	—	(0.02)

Class B:	4/1/2003- 3/31/2004 (4)	$8.14	($0.09)	$3.41	$3.32	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	—	(0.20)
	9/28/2001- 3/31/2002 (4)	10.00	(0.08)	1.10	1.02	—	(0.01)	—	(0.01)

Class C:	4/1/2003- 3/31/2004 (4)	$8.14	($0.09)	$3.43	$3.34	$—	$—	$—	$—
	4/1/2002- 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	—	(0.20)
	9/28/2001- 3/31/2002 (4)	10.00	(0.08)	1.10	1.02	—	(0.01)	—	(0.01)

PF PIMCO Inflation Managed Fund

Class A:	4/1/2003- 3/31/2004 (4)	$10.28	$0.12	$0.96	$1.08	($0.20)	($0.23)	$—	($0.43)
	12/31/2002- 3/31/2003 (4)	10.00	0.06	0.27	0.33	(0.05)	—	—	(0.05)

Class B:	4/1/2003- 3/31/2004 (4)	$10.27	$0.07	$0.95	$1.02	($0.17)	($0.23)	$—	($0.40)
	12/31/2002- 3/31/2003 (4)	10.00	0.04	0.28	0.32	(0.05)	—	—	(0.05)

Class C:	4/1/2003- 3/31/2004 (4)	$10.27	$0.07	$0.95	$1.02	($0.17)	($0.23)	$—	($0.40)
	12/31/2002- 3/31/2003 (4)	10.00	0.04	0.28	0.32	(0.05)	—	—	(0.05)

PF PIMCO Managed Bond Fund

Class A:	4/1/2003- 3/31/2004 (4)	$10.16	$0.17	$0.46	$0.63	($0.34)	$—	$—	($0.34)
	4/1/2002- 3/31/2003 (4)	9.85	0.21	1.02	1.23	(0.36)	(0.56)	—	(0.92)
	9/28/2001- 3/31/2002	10.00	0.06	(0.09)	(0.03)	(0.07)	(0.05)	—	(0.12)

Class B:	4/1/2003- 3/31/2004 (4)	$10.14	$0.12	$0.46	$0.58	($0.28)	$—	$—	($0.28)
	4/1/2002- 3/31/2003 (4)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	—	(0.88)
	9/28/2001- 3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	—	(0.10)

Class C:	4/1/2003- 3/31/2004 (4)	$10.14	$0.12	$0.46	$0.58	($0.28)	$—	$—	($0.28)
	4/1/2002- 3/31/2003 (4)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	—	(0.88)
	9/28/2001- 3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	—	(0.10)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net		Ratios of Net
					Expenses	Expenses	Investment		Investment Income
					After	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	Expense	Expense	After Expense		Expense
	Value, End			End of Year	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		or Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns(1)		(in thousands)	Assets(2),(3)	Assets(3)	Assets(3)		Assets(2),(3)		Rates

PF MFS International Large-Cap Fund (7)

Class A:	$11.61	41.59%		$15,358	2.03%	5.96%	(0.38%	)	(4.31%	)	150.05%
	8.20	(24.11%	)	4,505	2.05%	9.08%	(0.40%	)	(7.43%	)	137.37%
	11.03	10.54%		6,808	2.05%	9.38%	(0.92%	)	(8.25%	)	77.66%

Class B:	$11.46	40.79%		$265	2.53%	6.46%	(0.88%	)	(4.81%	)	150.05%
	8.14	(24.52%	)	58	2.55%	9.58%	(0.90%	)	(7.93%	)	137.37%
	11.01	10.24%		22	2.55%	9.88%	(1.42%	)	(8.75%	)	77.66%

Class C:	$11.48	40.86%		$222	2.53%	6.46%	(0.88%	)	(4.81%	)	150.05%
	8.14	(24.43%	)	79	2.55%	9.58%	(0.90%	)	(7.93%	)	137.37%
	11.01	10.24%		11	2.55%	9.88%	(1.42%	)	(8.75%	)	77.66%

PF PIMCO Inflation Managed Fund

Class A:	$10.93	10.75%		$16,263	1.55%	2.73%	1.13%		(0.05%	)	507.96%
	10.28	3.30%		6,290	1.55%	4.00%	2.19%		(0.26%	)	199.92%

Class B:	10.89	10.20%		$697	2.05%	3.23%	0.63%		(0.55%	)	507.96%
	10.27	3.16%		161	2.05%	4.50%	1.69%		(0.76%	)	199.92%

Class C:	10.89	10.27%		$4,065	2.05%	3.23%	0.63%		(0.55%	)	507.96%
	10.27	3.11%		480	2.05%	4.50%	1.69%		(0.76%	)	199.92%

PF PIMCO Managed Bond Fund

Class A:	$10.45	6.28%		$19,802	1.55%	2.86%	1.65%		0.34%		459.70%
	10.16	12.80%		18,236	1.55%	2.82%	2.02%		0.75%		445.26%
	9.85	(0.28%	)	33,055	1.55%	2.54%	1.16%		0.17%		522.25%

Class B:	$10.44	5.86%		$972	2.05%	3.36%	1.15%		(0.16%	)	459.70%
	10.14	12.27%		1,986	2.05%	3.32%	1.52%		0.25%		445.26%
	9.84	(0.55%	)	173	2.05%	3.04%	0.66%		(0.33%	)	522.25%

Class C:	$10.44	5.86%		$2,315	2.05%	3.36%	1.15%		(0.16%	)	459.70%
	10.14	12.28%		4,573	2.05%	3.32%	1.52%		0.25%		445.26%
	9.84	(0.57%	)	370	2.05%	3.04%	0.66%		(0.33%	)	522.25%

See explanation of references at the end of section.

56

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities			Distributions
		Net
		Asset
		Value,
		Beginning	Net	Net Realized and		Dividends
		of Year	Investment	Unrealized Gain	Total from	from Net	Distributions
		or	Income	(Loss) on	Investment	Investment	from Capital	Return of	Total
		Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions

PF Pacific Life Money Market Fund

Class A:	4/1/2003- 3/31/2004	$1.00	$— (5)	$—	$—	$— (5)	$—	$—	$—
	4/1/2002- 3/31/2003	1.00	0.01	—	0.01	(0.01)	—	—	(0.01)
	9/28/2001- 3/31/2002	1.00	— (5)	—	—	— (5)	—	—	—

Class B:	4/1/2003- 3/31/2004	$1.00	$— (5)	$—	$—	$— (5)	$—	$—	$—
	4/1/2002- 3/31/2003	1.00	— (5)	—	—	— (5)	—	—	—
	9/28/2001- 3/31/2002	1.00	— (5)	—	—	— (5)	—	—	—

Class C:	4/1/2003- 3/31/2004	$1.00	$— (5)	$—	$—	$— (5)	$—	$—	$—
	4/1/2002- 3/31/2003	1.00	— (5)	—	—	— (5)	—	—	—
	9/28/2001- 3/31/2002	1.00	— (5)	—	—	— (5)	—	—	—

PF Putnam Equity Income Fund

Class A:	4/1/2003- 3/31/2004	$7.91	$0.06	$2.79	$2.85	($0.06)	$—	$—	($0.06)
	4/1/2002- 3/31/2003	10.45	0.06	(2.51)	(2.45)	(0.09)	—	—	(0.09)
	12/31/2001- 3/31/2002 (4)	10.00	0.01	0.44	0.45	—	—	—	—

Class B:	4/1/2003- 3/31/2004	$7.85	$0.01	$2.77	$2.78	($0.03)	$—	$—	($0.03)
	4/1/2002- 3/31/2003	10.43	0.04	(2.52)	(2.48)	(0.10)	—	—	(0.10)
	12/31/2001- 3/31/2002 (4)	10.00	(0.01)	0.44	0.43	—	—	—	—

Class C:	4/1/2003- 3/31/2004	$7.86	$0.01	$2.78	$2.79	($0.04)	$—	$—	($0.04)
	4/1/2002- 3/31/2003	10.43	0.03	(2.50)	(2.47)	(0.10)	—	—	(0.10)
	12/31/2001- 3/31/2002 (4)	10.00	(0.01)	0.44	0.43	—	—	—	—

PF Salomon Brothers Large- Cap Value Fund

Class A:	4/1/2003- 3/31/2004 (4)	$7.83	$0.03	$3.09	$3.12	($0.01)	$—	$—	($0.01)
	4/1/2002- 3/31/2003 (4)	10.92	0.04	(3.05)	(3.01)	(0.02)	(0.06)	—	(0.08)
	9/28/2001- 3/31/2002 (4)	10.00	(0.01)	0.96	0.95	(0.02)	(0.01)	—	(0.03)

Class B:	4/1/2003- 3/31/2004 (4)	$7.78	($0.02)	$3.08	$3.06	($0.01)	$—	$—	($0.01)
	4/1/2002- 3/31/2003 (4)	10.91	(0.01)	(3.03)	(3.04)	(0.03)	(0.06)	—	(0.09)
	9/28/2001- 3/31/2002 (4)	10.00	(0.03)	0.97	0.94	(0.02)	(0.01)	—	(0.03)

Class C:	4/1/2003- 3/31/2004 (4)	$7.77	($0.02)	$3.07	$3.05	($0.01)	$—	$—	($0.01)
	4/1/2002- 3/31/2003 (4)	10.90	(0.01)	(3.04)	(3.05)	(0.02)	(0.06)	—	(0.08)
	9/28/2001- 3/31/2002 (4)	10.00	(0.03)	0.96	0.93	(0.02)	(0.01)	—	(0.03)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net
					Expenses	Expenses	Investment		Ratios of Net
					After	Before	Income (Loss)		Investment Loss
	Net Asset			Net Assets,	Expense	Expense	After Expense		Before Expense
	Value, End			End of Year	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		or Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns(1)		(in thousands)	Assets(2),(3)	Assets(3)	Assets(3)		Assets(2),(3)		Rates

PF Pacific Life Money Market Fund

Class A:	$1.00	0.18%		$14,627	0.95%	2.53%	0.14%		(1.44%	)	N/A
	1.00	0.58%		13,092	1.08%	2.50%	0.59%		(0.83%	)	N/A
	1.00	0.33%		27,056	1.35%	2.59%	0.57%		(0.67%	)	N/A

Class B:	$1.00	0.06%		$744	1.06% (6)	3.03%	0.03%	(6)	(1.94%	)	N/A
	1.00	0.12%		782	1.49% (6)	3.00%	0.18%	(6)	(1.33%	)	N/A
	1.00	0.09%		88	1.85%	3.09%	0.07%		(1.17%	)	N/A

Class C:	$1.00	0.06%		$956	1.06% (6)	3.03%	0.03%	(6)	(1.94%	)	N/A
	1.00	0.12%		1,073	1.49% (6)	3.00%	0.18%	(6)	(1.33%	)	N/A
	1.00	0.09%		75	1.85%	3.09%	0.07%		(1.17%	)	N/A

PF Putnam Equity Income Fund

Class A:	$10.70	36.03%		$14,511	1.90%	3.28%	0.62%		(0.77%	)	64.58%
	7.91	(23.59%	)	8,812	1.90%	4.38%	0.59%		(1.89%	)	45.60%
	10.45	4.50%		10,877	1.90%	5.97%	0.20%		(3.87%	)	10.27%

Class B:	$10.60	35.48%		$223	2.40%	3.78%	0.12%		(1.27%	)	64.58%
	7.85	(23.92%	)	265	2.40%	4.88%	0.09%		(2.39%	)	45.60%
	10.43	4.30%		13	2.40%	6.47%	(0.30%	)	(4.37%	)	10.27%

Class C:	$10.61	35.51%		$616	2.40%	3.78%	0.12%		(1.27%	)	64.58%
	7.86	(23.83%	)	536	2.40%	4.88%	0.09%		(2.39%	)	45.60%
	10.43	4.30%		41	2.40%	6.47%	(0.30%	)	(4.37%	)	10.27%

PF Salomon Brothers Large- Cap Value Fund

Class A:	$10.94	39.91%		$25,315	1.80%	2.73%	0.29%		(0.64%	)	38.10%
	7.83	(27.69%	)	11,736	1.80%	2.94%	0.41%		(0.73%	)	49.00%
	10.92	9.54%		19,748	1.80%	3.93%	(0.14%	)	(2.27%	)	27.37%

Class B:	$10.83	39.36%		$556	2.30%	3.23%	(0.21%	)	(1.14%	)	38.10%
	7.78	(28.02%	)	955	2.30%	3.44%	(0.09%	)	(1.23%	)	49.00%
	10.91	9.38%		151	2.30%	4.43%	(0.64%	)	(2.77%	)	27.37%

Class C:	$10.81	39.27%		$1,277	2.30%	3.23%	(0.21%	)	(1.14%	)	38.10%
	7.77	(28.08%	)	2,015	2.30%	3.44%	(0.09%	)	(1.23%	)	49.00%
	10.90	9.30%		243	2.30%	4.43%	(0.64%	)	(2.77%	)	27.37%

See explanation of references at the end of section.

57

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities			Distributions

		Net
		Asset
		Value,
		Beginning	Net	Net Realized and		Dividends
		of Year	Investment	Unrealized Gain	Total from	from Net	Distributions
		or	Income	(Loss) on	Investment	Investment	from Capital	Return of	Total
		Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions

PF Van Kampen Comstock Fund (8)

Class A:	4/1/2003- 3/31/2004 (4)	$8.16	$0.02	$3.19	$3.21	$—	$—	$—	$—
	4/1/2002- 3/31/2003	11.45	(0.11)	(3.12)	(3.23)	—	(0.06)	—	(0.06)
	9/28/2001- 3/31/2002 (4)	10.00	(0.05)	1.54	1.49	(0.04)	—	—	(0.04)

Class B:	4/1/2003- 3/31/2004 (4)	$8.10	($0.03)	$3.17	$3.14	$—	$—	$—	$—
	4/1/2002- 3/31/2003	11.43	(0.11)	(3.16)	(3.27)	—	(0.06)	—	(0.06)
	9/28/2001- 3/31/2002 (4)	10.00	(0.07)	1.54	1.47	(0.04)	—	—	(0.04)

Class C:	4/1/2003- 3/31/2004 (4)	$8.11	($0.03)	$3.16	$3.13	$—	$—	$—	$—
	4/1/2002- 3/31/2003	11.43	(0.11)	(3.15)	(3.26)	—	(0.06)	—	(0.06)
	9/28/2001- 3/31/2002 (4)	10.00	(0.07)	1.53	1.46	(0.03)	—	—	(0.03)

PF Van Kampen Mid-Cap Growth Fund (9)

Class A:	4/1/2003- 3/31/2004 (4)	$5.92	($0.10)	$2.19	$2.09	$—	$—	$—	$—
	4/1/2002- 3/31/2003	11.18	(0.09)	(4.33)	(4.42)	—	(0.84)	—	(0.84)
	9/28/2001- 3/31/2002 (4)	10.00	(0.08)	1.45	1.37	(0.02)	(0.17)	—	(0.19)

Class B:	4/1/2003- 3/31/2004 (4)	$5.88	($0.14)	$2.19	$2.05	$—	$—	$—	$—
	4/1/2002- 3/31/2003	11.17	(0.08)	(4.37)	(4.45)	—	(0.84)	—	(0.84)
	9/28/2001- 3/31/2002 (4)	10.00	(0.11)	1.45	1.34	—	(0.17)	—	(0.17)

Class C:	4/1/2003- 3/31/2004 (4)	$5.88	($0.14)	$2.18	$2.04	$—	$—	$—	$—
	4/1/2002- 3/31/2003	11.16	(0.09)	(4.35)	(4.44)	—	(0.84)	—	(0.84)
	9/28/2001- 3/31/2002 (4)	10.00	(0.11)	1.46	1.35	(0.02)	(0.17)	—	(0.19)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

									Ratios of
									Net
									Investment
									Loss
					Ratios of	Ratios of	Ratios of Net		Before
					Expenses	Expenses	Investment		Expense
					After	Before	Income (Loss)		Reductions
	Net Asset			Net Assets,	Expense	Expense	After Expense		to
	Value, End			End of Year	Reductions to	Reductions to	Reductions to		Average		Portfolio
	of Year or	Total		or Period	Average Net	Average Net	Average Net		Net		Turnover
	Period	Returns(1)		(in thousands)	Assets(2),(3)	Assets(3)	Assets(3)		Assets(2),(3)		Rates

PF Van Kampen Comstock Fund (8)

Class A:	$11.37	39.34%		$11,945	1.90%	3.59%	0.24%		(1.45%	)	105.34%
	8.16	(28.26%	)	5,331	1.90%	3.87%	(1.04%	)	(3.01%	)	37.78%
	11.45	14.94%		9,002	1.90%	6.26%	(0.84%	)	(5.20%	)	18.71%

Class B:	$11.24	38.77%		$453	2.40%	4.09%	(0.26%	)	(1.95%	)	105.34%
	8.10	(28.66%	)	201	2.40%	4.37%	(1.54%	)	(3.51%	)	37.78%
	11.43	14.71%		105	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

Class C:	$11.24	38.60%		$226	2.40%	4.09%	(0.26%	)	(1.95%	)	105.34%
	8.11	(28.57%	)	74	2.40%	4.37%	(1.54%	)	(3.51%	)	37.78%
	11.43	14.67%		21	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

PF Van Kampen Mid-Cap Growth Fund (9)

Class A:	$8.01	35.30%		$18,388	1.85%	3.29%	(1.42%	)	(2.86%	)	326.09%
	5.92	(40.51%	)	6,191	1.85%	4.31%	(1.39%	)	(3.85%	)	158.16%
	11.18	13.79%		11,383	1.85%	5.33%	(1.44%	)	(4.92%	)	70.54%

Class B:	$7.93	34.86%		$504	2.35%	3.79%	(1.92%	)	(3.36%	)	326.09%
	5.88	(40.84%	)	586	2.35%	4.81%	(1.89%	)	(4.35%	)	158.16%
	11.17	13.52%		82	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

Class C:	$7.92	34.69%		$958	2.35%	3.79%	(1.92%	)	(3.36%	)	326.09%
	5.88	(40.78%	)	1,141	2.35%	4.81%	(1.89%	)	(4.35%	)	158.16%
	11.16	13.53%		116	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

(1)	Total returns are not annualized for periods less than one full year. Calculation does not include the effect of any sales charges for Classes A, B and C.
(2)	The ratios of net expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any. The ratios of net investment income (loss) before expense reductions to average daily net assets are grossed up by the adviser expense reimbursements, if any.
(3)	The ratios are annualized for periods of less than one full year.
(4)	Per share investment income has been calculated using the average shares method.
(5)	Amount represents less than $0.01 per share.
(6)	The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02-6/30/05. The effect of the 12b-1 waiver by the Distributor on the ratios of net expenses and net investment income (loss) after expense reductions to average daily net assets for PF Pacific Life Money Market Class B and C were 0.39% and 0.39%, respectively, for the year ended March 31, 2004, and 0.09% and 0.09% for Class B and C, respectively for the year ended March 31, 2003.
(7)	The PF MFS International Large-Cap Fund was formerly named the PF MFS Global Growth Fund.
(8)	The PF Van Kampen Comstock Fund was formerly named the PF Janus Strategic Value Fund.
(9)	The PF Van Kampen Mid-Cap Growth Fund was formerly named the PF MFS Mid-Cap Growth Fund.

58

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about Pacific Funds in:

•	Annual, semi-annual and quarterly reports – Pacific Funds’ annual reports list the holdings of the funds (or a summary of holdings), describe fund performance, include audited financial statements, and tell you how investment strategies and fund performance have responded to recent market conditions and economic trends. The funds’ semi-annual reports list the holdings of the funds (or a summary of the holdings) and include unaudited financial statements. The funds’ quarterly reports, once they become available, will provide a list of the funds’ holdings.
•	Statement of Additional Information (SAI) – The SAI contains detailed information about each fund’s investments, strategies and risks, and is considered to be part of this prospectus because it is incorporated by reference.

Call or write Pacific Funds for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information.

Contact Pacific Funds by:

Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768
Express mail: Pacific Funds, 101 Sabin Street, Pawtucket, RI 02860
Phone: 1-800-722-2333
Internet: www.PacificLife.com

Contact the SEC by:

Regular mail: SEC Public Reference Section, Washington, D.C. 20549-0102
E-mail: publicinfo@sec.gov
Phone: 1-800-SEC-0330
Internet: Visit the EDGAR database at: www.sec.gov

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

SEC file number 811-10385

STATEMENT OF ADDITIONAL INFORMATION

Dated July 1, 2004

      Pacific Funds is an open-end investment management company currently offering 20 investment funds (each, a “Fund”). The following are classified as diversified: PF AIM Blue Chip Fund; PF AIM Aggressive Growth Fund; PF Goldman Sachs Short Duration Bond Fund; PF INVESCO Health Sciences Fund; PF INVESCO Technology Fund; PF Janus Growth LT Fund; PF Lazard International Value Fund; PF MFS International Large-Cap (formerly Global Growth) Fund; PF PIMCO Inflation Managed Fund; PF PIMCO Managed Bond Fund; PF Pacific Life Money Market Fund; PF Putnam Equity Income Fund; and PF Salomon Brothers Large-Cap Value Fund. The PF Van Kampen Comstock Fund (formerly called Strategic Value); PF Van Kampen Mid-Cap Growth Fund; PF Portfolio Optimization Model A; PF Portfolio Optimization Model B; PF Portfolio Optimization Model C; PF Portfolio Optimization Model D; and PF Portfolio Optimization Model E (the PF Portfolio Optimization Models A, B, C, D and E Funds are referred to collectively as the “Portfolio Optimization Funds”) are classified as non-diversified. Pacific Life Insurance Company is Investment Adviser (“Adviser”) to Pacific Funds.

      This Statement of Additional Information (“SAI”) is intended to supplement the information provided to investors in the Prospectus dated July 1, 2004, and any supplements thereto, and has been filed with the Securities and Exchange Commission (“SEC”) as part of the Pacific Funds’ Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Pacific Funds’ Prospectus and retained for future reference. The contents of this SAI are incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from Pacific Funds at the address and telephone number listed below.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660

Fund information:

Pacific Funds

P.O. Box 9768
Providence, RI 02940-9768
1-800-722-2333

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INTRODUCTION

      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Pacific Funds’ securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS

      The investment objective and principal investment policies of each Fund are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

      The Portfolio Optimization Funds normally invest all of their assets in class A shares of other Pacific Funds, as described in the Prospectus. The Pacific Funds other than the Portfolio Optimization Funds are referred to herein as the “Underlying Funds.”

      Unless otherwise noted, a Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the “Adviser”) or Fund Manager (the “Manager”) reasonably believes is compatible with the investment objectives and policies of that Fund, except that the Portfolio Optimization Funds will limit their investments to shares of the Underlying Funds, U.S. government securities (see description within this SAI, hereinafter referred to as U.S. Government Securities) and short-term debt instruments. Net assets are assets in each Fund, minus any liabilities.

      Unless otherwise noted, a Fund (other than the Portfolio Optimization Funds) may lend up to 33 1/3% of its assets to brokers/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the PF Pacific Life Money Market Fund).

PF AIM Blue Chip Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. Government Securities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”)), up to 10% of its assets in convertible securities, although the Fund will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s Investor’s Service, Inc. (“Moody’s”) or BB or lower by Standard and Poor’s Rating Services (“S&P”), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

      The Fund may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

      The Fund may borrow from banks and broker/ dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes.

PF AIM Aggressive Growth Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; U.S. Government Securities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 25% of its assets in foreign securities (including ADRs and EDRs). The Fund may also engage in short sales against the box.

      The Fund may also use forward contracts, futures contracts (including interest rate, currency, or stock index futures), and purchase and write (covered) options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

      The Fund may borrow from banks and broker/ dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

PF Goldman Sachs Short Duration Bond Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. Government Securities; mortgage-related securities (including but not limited to the following: pass-through securities, certificates, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBs”), adjustable rate mortgage loans (“ARMs”) and real estate mortgage investment conduits (“REMICs”); mortgage dollar rolls; asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind (“PIKs”) bonds; variable and floating rate securities; and when issued or delayed delivery securities. At time of purchase, the debt securities in which the Fund may invest will be rated Aaa by Moody’s or AAA by S&P, or if not rated, of equivalent quality as determined by the Manager. The Fund may engage in short sales against the box.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Fund may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

PF INVESCO Health Sciences Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. Government Securities; mortgage-related securities; asset-backed securities; commercial paper; real estate investment trusts (“REITs”); ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales against the box. The Fund may also invest up to 25% of its assets in foreign securities including Brady Bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

      The Fund may also invest in U.S. dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S. and meet other criteria established by the Manager.

      The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Fund may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Fund may also purchase and write covered put and call options on securities and on securities indexes. The Fund may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Fund may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Fund’s volatility.

PF INVESCO Technology Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. Government Securities; mortgage- related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales against the box. The Fund may also invest up to 25% of its assets in foreign securities including Brady Bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

      The Fund may also invest in U.S. dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S. and meet other criteria established by the Manager.

      The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Fund may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Fund may also purchase and write covered put and call options on securities and on securities indexes. The Fund may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Fund may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Fund’s volatility.

PF Janus Growth LT Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. Government Securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by

Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in money market funds, including those managed by Janus, as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

      The Fund is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed. The Fund may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. In addition, the Fund may purchase ADRs, EDRs, and Global Depositary Receipts (“GDRs”), and other types of receipts evidencing ownership of the underlying foreign securities. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions.

PF Lazard International Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. Government Securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Fund’s investments in convertible securities are not subject to the limitations described below or in the section “Bank Obligations.” The Fund may purchase securities on margin and may engage in short sales and short sales against the box.

      The Fund may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Fund’s assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

      The Fund may borrow for investment purposes (leveraging) to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      The Fund may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Manager, are of an investment quality comparable to fixed income obligations in which the Fund may invest. The Fund may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Fund may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also engage in foreign currency transactions and forward foreign currency contracts.

      Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF MFS International Large-Cap Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities; depositary receipts including ADRs, GDRs and other types of depositary receipts; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. Government Securities; commercial paper and bank obligations.

      In addition to the derivatives described in the Prospectus, the Fund may also engage in foreign currency transactions and forward foreign currency contracts. The Fund may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

      Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF PIMCO Inflation Managed Fund

      In addition to its investments in inflation-indexed bonds and fixed income securities as described in the Prospectus, the Fund may invest in: debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or better by Moody’s or B or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Fund will not invest more than 10% of its assets in securities rated Ba to B by Moody’s or BB to B by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also invest in: mortgage-related securities, including CMOs and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. The Fund may invest up to 5% of its net assets in event-linked bonds.

      The Fund may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements, total return swaps, and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. In addition, the Fund may invest up to 30% of its assets in foreign investments denominated in foreign currencies. This limit does not apply to dollar-denominated foreign securities including ADRs.

PF PIMCO Managed Bond Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

mortgage-related securities including CMOs and mortgage-backed bonds; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Fund may invest in U.S. dollar-denominated debt securities of foreign issuers and up to 30% of its assets in foreign investments denominated in foreign currencies. The Fund may invest up to 5% of its net assets in event-linked bonds.

      The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher as rated by Moody’s and S&P. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements, total return swaps, and purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box.

      Furthermore, the Fund may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PF Pacific Life Money Market Fund

      The Fund invests at least 95% of its assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Fund may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Fund is subject to diversification and portfolio maturity standards applicable to money market funds under SEC rules.

      A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Fund may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government Securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Fund’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

      With respect to 5% of its assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-

highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Fund may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Fund must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

      In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Adviser, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Fund’s investments are limited to securities that mature within 397 calendar days or less from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

      In addition to the securities and investment techniques described in the Prospectus, the Fund may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; asset-backed securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Fund may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

      The Fund may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities.

PF Putnam Equity Income Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as CMOs; hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Fund is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Fund may also invest up to 20% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may engage in short sales and short sales against the box.

      In addition to the derivatives activities described in the Prospectus, the Fund may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Fund may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Salomon Brothers Large-Cap Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. Government Securities, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Fund may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Fund may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The fund may engage in short sales against the box.

      The Fund may purchase and write put and call options on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

PF Van Kampen Comstock Fund

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest up to 25% of its assets in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

      In addition, the Fund may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Van Kampen Mid-Cap Growth Fund

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. Government Securities;

mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest up to 25% of its assets in foreign securities, including emerging markets, ADRs, EDRs, and GDRs. The Fund may engage in short sales and short sales against the box.

      The Fund may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts. In addition, the Fund will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Diversification Versus Non-Diversification

      Each Fund, other than the PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund and the Portfolio Optimization Funds, is diversified, so that with respect to 75% of each such Fund’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) it would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. Government Securities. With respect to 100% of its assets, the PF Pacific Life Money Market Fund may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. Government Securities and securities subject to certain guarantees. In addition, the PF Pacific Life Money Market Fund may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each Fund reserves the right to become a diversified Fund by limiting the investments in which more than 5% of each Fund’s assets are invested.

      The PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth Funds and the Portfolio Optimization Funds are “non-diversified,” which means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). However, there are certain Federal tax diversification requirements (for more information, see the Taxation section). Because non-diversified Funds may invest in a smaller number of companies than a diversified fund, an investment in these Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as a non-diversified Fund does not prevent a Manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that any Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

      The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio Optimization Funds do not invest directly in securities. However, the Portfolio Optimization Funds are subject to the risks described below indirectly through their investment in the Underlying Funds.

U.S. Government Securities

      All Funds may invest in U.S. Government Securities. U.S. Government Securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

      However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

      REITs pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

      Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Mortgage-Related Securities

      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Funds’ policies concerning diversification and concentration, see “Concentration Policy”.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

      Inverse Floaters and Planned Amortization Class Certificates (“PAC”). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

      Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest in include:

      Equity-Linked and Index-Linked Securities. Equity-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

      Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

      A Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Fund may obtain such cash from selling other fund holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

      High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

      A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

      A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

      A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

      Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

      Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (“SAIF”); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

      A Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

      Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

      A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations

      Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Fund intends to invest may not be rated by any nationally recognized rating service.

      A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

      A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

      Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

      Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether a Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restriction relating to the lending of funds or assets by a Fund.

      Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Municipal Securities

      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

      When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Fund.

Small Capitalization Stocks

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

      The debt securities in which any Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest.

      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

      The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

      The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

      A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

      Each Fund, other than the PF Pacific Life Money Market Fund, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. The PF Pacific Life Money Market Fund may invest in commercial paper that meets the standards for money market securities that the Fund may acquire as described in the Prospectus and in Additional Investment Policies of Pacific Funds. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding.

      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Fund, other than the PF Pacific Life Money Market Fund, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. With respect to the PF Pacific Life Money Market Fund, determination of eligibility for that Fund will be in accordance with the standards described in the discussion of that Fund in the Prospectus and in “Additional

Investment Policies of the Funds” above. Master demand notes are considered by the PF Pacific Life Money Market Fund to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

      Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      If the party agreeing to repurchase should default and if the value of the securities held by a Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the PF Pacific Life Money Market Fund will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for that Fund as described in the Prospectus and in the discussion of that Fund’s investment objective and policies above.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

      A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund (10% for the PF Pacific Life Money Market Fund). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

      Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Fund may use short-term credit as necessary for the clearance of purchases and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Fund, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment.

      A Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      A Fund, except for the PF Lazard International Value Fund, will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Fund Securities

      For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government Securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its fund securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Pacific Funds has authorized PFPC, Inc. (“PFPC”) to engage in securities lending. In determining whether to lend securities, PFPC considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of securities. A Fund may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

      A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

      When a Fund makes a short sale, a Fund must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the security. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

      A Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. Government Securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

      A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

      A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of a Fund’s net assets, and in the case of the PF Pacific Life Money Market Fund, 10% of the value of its Fund net assets. The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale.

      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

      American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”) and global Depositary Receipts (“GDRs”) are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

      It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Funds’ assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Transfer Agency and Custody Services” for more information concerning the Pacific Funds’ custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

      Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. Government Securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

      Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon. A Fund will not speculate in forward foreign exchange.

      Except with respect to the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund, a Fund may enter into forward foreign currency contracts under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund (except the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

      The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

      When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

      If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

      Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options

      Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

      A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

      In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Fund may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

      A Fund may write call options and put options only if they are “covered” or “secured.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by a Fund, or, if a Fund has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by a Fund in segregated cash, U.S. Government Securities or liquid securities marked-to-market daily. A put is secured if a Fund maintains cash, U.S. Government Securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

      Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

      A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

      Yield curve options written by a Fund will be “covered.” A call or put option is covered if the Fund holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

      Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

      A Fund may write options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of fund securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. Government Securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

      A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. Government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the

OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

      Under the 1940 Act, a Fund (other than the Portfolio Optimization Funds) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (“UITs”). In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

      Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “Exchange Traded Funds” or “ETFs”). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (“Index Fund”). ETFs include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Funds as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamonds”), Nasdaq 100 tracking shares (“QQQ”) and I-Shares.

      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

      I-SharesTM. I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares. Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing

Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs.

      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Futures Contracts and Options on Futures Contracts

      There are several risks associated with the use of futures and futures options. While portfolio hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

      If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

      As a hedging strategy a Fund might employ, a Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

      A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”) each Fund is permitted to engage in unlimited futures trading activity without registration with the CFTC.

      When purchasing a futures contract, a Fund must segregate cash, U.S. Government Securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund.

      A Fund may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its fund securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between a Fund and the positions. For this purpose, to the extent a Fund has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities.

      The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Funds’ Board of Trustees determines that their use is consistent with a Fund’s investment objective.

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

      Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”) which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

      A Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. Government Securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate”, which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; and (3) “interest rate index”, which involve the exchange by a Fund with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels and (4) “credit default”, which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

      Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

      For purposes of applying a Fund’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will value the swap at its notional amount.

      Risks of Swap Agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.

Structured Notes

      The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

      Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Duration

      Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

      Most notes and bonds have provided interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

      Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager to a Fund will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Each Fund’s investment goal, as set forth under “Fund Overview” in the Prospectus and the investment restrictions as set forth below, are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

      (i) except for the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund, invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Funds, securities of other investment companies. This restriction doesn’t apply to the PF INVESCO Health Sciences Fund or the PF INVESCO Technology Fund, which normally invest 25% or more of their total assets in the health sciences and technology industries, respectively.

      (ii) with respect to 75% of its total assets (except in the case of the PF Pacific Life Money Market Fund, PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund and the Portfolio Optimization Funds), invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The PF Pacific Life Money Market Fund is subject to the diversification requirements imposed on money market funds under the 1940 Act.

      (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI.

      (v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

      (vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

      The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change.

Nonfundamental Investment Restrictions

      Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

      (i) invest for the purpose of exercising control or management;

      (ii) sell property or securities short, except the PF Lazard International Value, PF MFS International Large-Cap (formerly Global Growth), PF PIMCO Inflation Managed, PF PIMCO Managed Bond, PF Putnam Equity Income, and PF Van Kampen Mid-Cap Growth Funds; or sell short against the box, except the PF AIM Blue Chip, PF AIM Aggressive Growth, PF INVESCO Health Sciences, PF INVESCO Technology, PF Lazard International Value, PF MFS International Large-Cap (formerly Global Growth), PF PIMCO Inflation Managed, PF PIMCO Managed Bond, PF Putnam Equity Income, PF Salomon Brothers Large-Cap Value, PF Van Kampen Comstock, and PF Van Kampen Mid-Cap Growth Funds;

      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants, except for the PF AIM Blue Chip, PF AIM Aggressive Growth, PF Putnam Equity Income, PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds;

      (iv) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities, and with respect to the PF Pacific Life Money Market Fund, more than 10% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

      (v) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund other than the PF Pacific Life Money Market Fund may engage in futures contracts and options on futures contracts; and (b) all Funds may enter into forward contracts including forward foreign currency contracts;

      (vi) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Fund has such a policy, without notifying shareholders 60 days prior to the change; and

      (vii) Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

      In addition, the following restrictions apply to the Funds as stated below:

      (i) the PF Pacific Life Money Market Fund may not purchase, write, or sell options on securities or futures contracts; and

      (ii) the Portfolio Optimization Funds may invest in short-term instruments, U.S. Government Securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

      Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund and restrictions on illiquid securities, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation. The investment limitations set forth above may apply to the Portfolio Optimization Funds and may not necessarily apply to the Underlying Funds in which the Portfolio Optimization Funds invest. For purposes of nonfundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position.

ORGANIZATION AND MANAGEMENT OF THE FUND

      Pacific Funds was organized as a Delaware statutory trust on May 21, 2001, and currently consists of twenty separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest.

Management Information

      The business and affairs of Pacific Funds are managed under the direction of the Board of Trustees under Pacific Funds’ Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons,” because of their positions with Pacific Life. The trustees and officers of Pacific Funds and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer, unless otherwise indicated, is c/o Pacific Funds, 700 Newport Center Drive, Newport

Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or other investment companies, other than those listed below.

Interested Persons

			Number
			of Funds
			in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Term of Office	(and certain additional occupation information)	Overseen*

Thomas C. Sutton Year of birth 1942	Chairman of the Board and Trustee since 2001	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Select Fund; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	51
Glenn S. Schafer Year of birth 1949	President and Trustee since 2001	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President of Pacific Select Fund; Director of Beckman Coulter, Inc. (manufacturer of Bio-Medical diagnostic systems); Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	51
Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 2001	Vice President and Treasurer (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Vice President and Treasurer of Pacific Select Fund.	51
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 2001	Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity Company.	20

			Number
			of Funds
			in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Term of Office	(and certain additional occupation information)	Overseen*

Diane N. Ledger Year of birth 1939	Vice President and Assistant Secretary since 2001	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity Company; and Vice President and Assistant Secretary of Pacific Select Fund.	51
Audrey L. Milfs Year of birth 1945	Secretary since 2001	Vice President, Director and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life; Secretary of Pacific Select Fund.	51

Independent Trustees

			Number
			of Funds
			in Fund
	Position(s) with the Fund	Principal Occupation(s)	Complex
Name and Age	and Term of Office	(and certain additional occupation information)	Overseen*

Lucie H. Moore Year of birth 1956	Trustee since 2001	Trustee of Pacific Select Fund; Former partner (1994) with Gibson, Dunn & Crutcher (Law).	51
Richard L. Nelson Year of birth 1930	Trustee since 2001	Trustee of Pacific Select Fund; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting and Auditing).	51
Lyman W. Porter Year of birth 1930	Trustee since 2001	Trustee of Pacific Select Fund; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	51
Alan Richards Year of birth 1930	Trustee since 2001	Trustee of Pacific Select Fund; Chairman of the Board and Director, NETirement.com, Inc. (Retirement Planning Software); Chairman of IBIS Capital, LLC (Financial); Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	51

			Number
			of Funds
			in Fund
	Position(s) with the Fund	Principal Occupation(s)	Complex
Name and Age	and Term of Office	(and certain additional occupation information)	Overseen*

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee of Pacific Select Fund; Retired Partner (2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing).	51

*	As of May 1, 2004, the “Fund Complex” consisted of Pacific Select Fund (31 portfolios) and Pacific Funds (20 funds).

Board of Trustees

      The Board of Trustees is responsible for the overall management and operations of Pacific Funds. Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees

      The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

      The members of the Audit Committee include each Independent Trustee of Pacific Funds. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund’s independent auditors, reviewing the scope of the proposed audits of the Fund, reviewing with the independent auditors the accounting and financial controls of the Fund, reviewing with the independent auditors the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. Mr. Nelson serves as Chairman of the Audit Committee. The Audit Committee met 2 times during the fiscal year ended March 31, 2004.

      The members of the Policy Committee include each Independent Trustee of Pacific Funds. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Pacific Fund’s Board of Trustees for their review and/or consideration for approval at the Pacific Fund’s Board Meetings. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met 5 times during the fiscal year ended March 31, 2004.

      The members of the Nominating Committee include each Independent Trustee of Pacific Funds. The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Pacific Funds. Recommendations should be submitted to: Pacific Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee met once during the fiscal year ended March 31, 2004.

      The members of the Valuation Committee consist of any two or more Trustees, at least one of which is an Independent Trustee of Pacific Funds. The two or more trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Pacific Funds’ valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee did not meet during the fiscal year ended March 31, 2004.

Equity Ownership of Trustees

      As of December 31, 2003, the trustees as a group beneficially owned less than 1% of the outstanding shares of any Fund. The table below shows the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003 (i) in Pacific Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee in the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in
Name of Trustee*	Dollar Range of Equity Securities in the Fund	the Family of Investment Companies

Glenn S. Schafer**	None	Over $100,000

Thomas C. Sutton**	None	Over $100,000

Lucie H. Moore	None	None

Richard L. Nelson	$1–$10,000
PF Pacific Life Money Market Fund
PF AIM Blue Chip Fund
PF AIM Aggressive Growth Fund

$10,001–$50,000
PF Lazard International Value Fund
PF MFS International Large-Cap
(formerly Global Growth) Fund
PF Salomon Brothers Large-Cap Value Fund
	PF Van Kampen Mid-Cap Growth Fund	Over $100,000

Lyman W. Porter	$10,001–$50,000 PF Putnam Equity Income Fund Over $100,000 PF PIMCO Managed Bond	Over $100,000
Alan Richards	$1–$10,000
PF AIM Aggressive Growth Fund
PF INVESCO Technology Fund
PF MFS International Large-Cap
(formerly Global Growth) Fund
PF Putnam Equity Income Fund
PF Van Kampen Comstock Fund

Over $100,000
	PF PIMCO Inflation Managed Fund	Over $100,000

*	This chart reflects information as of December 31, 2003 and thus excludes G. Thomas Willis, who became an Independent Trustee effective February 24, 2004.

**	Interested Person of the Fund because of position with Pacific Life.

Retirement Policy for Independent Trustees

      The trustees have adopted a retirement policy for the Independent Trustees of the Fund.

      A trustee shall retire from the Board of Trustees on or before December 31 of the year in which the Trustee turns age 72; provided, however, that any person who is an Independent Trustee at the date that the Trust commences operations and who has attained the age of 70 by such date shall retire on or before December 31 of the year in which that Independent Trustee turns age 75. An exception may be made to this policy provided the exception is approved unanimously by all of the trustees then in office.

Deferred Compensation Agreement

      Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her compensation payable by the Fund, and such amount is placed into a deferral account. Amounts in the deferred account are obligations of the Fund that are payable in accordance with the

Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that tracks the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the deferring trustees’ deferral accounts will be paid in cash in a lump sum commencing in January either (1) within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (2) the year immediately following the year during which the trustee ceases to be a trustee of the Fund; (3) or whichever of the two aforementioned options is earlier; (4) or in up to ten annual installments commencing in January of the year immediately following the year during which the trustee ceases to be a trustee of the Fund.

Factors Considered in Approving the Investment Advisory Agreement

      The Investment Advisory Agreement (“Advisory Contract”) with Pacific Life and the Fund Management Agreements with each of the Managers in effect (the “Agreements”) were approved or renewed for Pacific Funds by Pacific Funds’ Board of Trustees, including the Independent Trustees. Pacific Life and the Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters.

      In evaluating the Agreements, the Board of Trustees, including the Independent Trustees, considered numerous factors, including: (i) the nature, extent, and quality of the services provided including the experience of relevant personnel; (ii) the reasonableness of the compensation paid under the Advisory and Fund Management Agreements and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar funds; (iii) a comparative analysis of performance of each Fund to similar funds and relevant market indices, and, for new Funds, a comparative analysis of accounts with substantially similar investment strategies; (iv) profitability information provided by Pacific Life and the Managers; (v) the manner in which economies of scale, if any, have been realized among certain Funds and are anticipated for other Funds; (vi) the current and historical subsidies provided to certain Funds by Pacific Life, and the importance of these subsidies to new Funds; (vii) the terms and conditions of each Agreement; and the implementation of new compliance procedures related to the Sarbanes-Oxley Act of 2002, the USA PATRIOT ACT, and the rules promulgated under both Acts.

      In evaluating the Agreements, the Board of Trustees of Pacific Funds also considered Pacific Life’s efforts and expenses associated with the development and operation of the funds, as well as Pacific Life’s profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life, and noted: (1) the high quality of shareholder servicing rendered or procured by Pacific Life; (2) the provision of asset allocation funds (Portfolio Optimization Funds) to shareholders at no additional advisory fee; and (3) the provision of dollar cost averaging at no additional cost.

      After consideration of these factors, the Board found that: (1) the compensation payable under the Agreements bears a reasonable relationship to the services to be rendered and was fair and reasonable; and (2) the Agreements are in the best interests of Pacific Funds and its shareholders.

Compensation

      The following table shows the compensation of the Pacific Funds’ Independent Trustees:

		Pension or		Total
	Aggregate	Retirement Benefits		Compensation
	Compensation	Accrued as Part of	Estimated Annual	from Fund
	from	Pacific Funds’	Benefits Upon	Complex Paid
Name	Pacific Funds	Expenses	Retirement	to Trustees(1)

Lucie H. Moore	$24,000	$0	$0	$103,200
Richard L. Nelson	$26,000 (2)	$0	$0	$42,700
Lyman W. Porter	$25,000	$0	$0	$25,000
Alan Richards	$26,000 (3)	$0	$0	$103,500
G. Thomas Willis	$4,167 (4)	$0	$0	$12,417

[1]	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2003 and March 31, 2004, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[2]	Mr. Nelson elected to defer $18,500 of this amount.

[3]	Mr. Richards elected to defer $5,000 of this amount.

[4]	Mr. Willis became an Independent Trustee effective February 24, 2004.

Investment Adviser

      Pacific Life (“Pacific Life” or the “Adviser”) serves as Investment Adviser to the Pacific Funds pursuant to the Advisory Contract between Pacific Life and Pacific Funds.

      Pacific Life is domiciled in California. Along with subsidiaries and affiliates, Pacific Life provides life and health insurance products, individual annuities, mutual funds, group employee benefits, and offers to individuals, businesses, and pension plans a variety of investment products and services. A Fortune 500® company, Pacific Life counts 25 of the 50 largest U.S. companies as clients, as of April 2004. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

      Pacific Life was originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of Pacific Mutual Holding Company and on other matters and certain rights upon liquidation or dissolutions of Pacific Mutual Holding Company.

      Pacific Life is responsible for supervising the investment program for the Pacific Funds. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Funds, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Pacific Funds in accordance with applicable laws and regulations.

      The Advisory Contract was most recently approved with respect to all series of Pacific Funds by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory

Contract, at its meeting held on November 17, 2003. The Advisory Contract will continue in effect until December 31, 2004, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Funds and (ii) a majority of the Independent Trustees who are not parties to such Advisory Contract. The Advisory Contract and the Fund Management Agreements were originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract at its meeting held on June 13, 2001, and by the sole shareholder of the Pacific Funds on June 22, 2001 and has been amended from time to time for, among other purposes, adding or removing series from the Fund. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the trustees or the shareholders of the Pacific Funds, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Fund Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      The Pacific Funds pay the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Fund. For the PF AIM Blue Chip, PF Putnam Equity Income and PF Van Kampen Comstock Funds, the Fund pays 0.95% of the average daily net assets of each of the Funds. For the PF AIM Aggressive Growth Fund, the Fund pays 1.00% of the average daily net assets of the Fund. For the PF MFS International Large-Cap Fund (formerly Global Growth), the Fund pays 1.05% of the average daily net assets of the Fund. For the PF INVESCO Health Sciences and the PF INVESCO Technology Funds, the Fund pays 1.10% of the average daily net assets of each of the Funds. For the PF Janus Growth LT Fund, the Fund pays 0.75% of the average daily net assets of the Fund. For the PF Salomon Brothers Large-Cap Value and PF Lazard International Value Funds, the Fund pays 0.85% of the average daily net assets of each of the Funds. For the PF Van Kampen Mid-Cap Growth Fund, the Fund pays 0.90% of the average daily net assets of the Fund. For the PF Goldman Sachs Short Duration Bond, the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds, the Fund pays 0.60% of the average daily net assets of each of the Funds. For the PF Pacific Life Money Market Fund, the Fund pays 0.40% of the first $250 million of the average daily net assets of the Fund, 0.35% of the next $250 million of the average daily net assets of the Fund, and 0.30% of the average daily net assets of the Fund in excess of $500 million. The fee is computed and accrued daily and paid monthly. The Adviser receives no fee for investment advisory services under the Advisory contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

Advisory Fees Paid or Owed to Pacific Life for the Fiscal Year End:

	3/31/04	3/31/03	3/31/02
	Fees Paid	Fees Paid	Fees Paid
Fund	or Owed*	or Owed*	or Owed*

PF Portfolio Optimization Model A**	N/A	N/A	N/A
PF Portfolio Optimization Model B**	N/A	N/A	N/A
PF Portfolio Optimization Model C**	N/A	N/A	N/A
PF Portfolio Optimization Model D**	N/A	N/A	N/A
PF Portfolio Optimization Model E**	N/A	N/A	N/A
PF AIM Blue Chip	$140,370	$89,824	$44,554
PF AIM Aggressive Growth	72,962	59,122	33,742
PF Goldman Sachs Short Duration Bond	15,645	N/A	N/A
PF INVESCO Health Sciences	74,054	71,203	40,455
PF INVESCO Technology	59,862	52,735	42,261
PF Janus Growth LT	73,879	58,785	32,947
PF Lazard International Value	131,889	71,029	29,178
PF MFS International Large-Cap (formerly Global Growth)	88,193	61,260	34,684
PF PIMCO Inflation Managed	83,980	8,709	N/A
PF PIMCO Managed Bond	140,276	170,595	84,787
PF Pacific Life Money Market	66,098	81,879	44,913
PF Putnam Equity Income	119,539	92,299	23,897
PF Salomon Brothers Large-Cap Value	175,217	138,868	66,264
PF Van Kampen Comstock	79,324	64,958	36,638
PF Van Kampen Mid-Cap Growth	111,135	70,649	42,519

*	The Pacific Funds did not begin operations until October 1, 2001. The PF Putnam Equity Income Fund did not begin operations until December 31, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003.

**	The Portfolio Optimization Funds did not begin operations until December 31, 2003. However, the Adviser receives no fee for investment advisory services under the Advisory contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

      The Pacific Funds (including the Portfolio Optimization Funds) will also compensate the Adviser under the Advisory Contract at cost for the time of legal, accounting and compliance personnel of the Adviser, including individuals who may be officers or Trustees of the Pacific Funds, spent in connection with overseeing, monitoring or coordinating the Funds’ investment management and compliance program.

      During the term of the Advisory Contract, except as noted above, Pacific Life will pay all expenses incurred by it in connection with activities under the Contract, except such expenses as are assumed by the Pacific Funds or as are otherwise provided for in an agreement between Pacific Life and the Pacific Funds, and such expenses as are assumed by a sub-adviser under a Fund Management Agreement. The Pacific Funds are responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to Pacific Life; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for the Fund; expenses of maintaining the Fund’s legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Fund’s tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of overseeing and administering the Fund’s regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of trustees, officers and employees of Pacific Funds who are not officers, employees, trustees or directors of Pacific Life or any sub-adviser, or their affiliates (provided, however, that the Funds may compensate Pacific Life at cost for legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or Trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds — see Other Information — Administrative Services below); trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

      To help limit expenses with respect to the Funds, Pacific Life has contractually agreed to waive all or part of its investment advisory fees, or administrative fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees, distribution and service (12b-1) fees; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05%, 0.00% for the Portfolio Optimization Funds, and 0.45% for the remaining funds, through 6/30/05. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reimbursement took place (the recoupment period may be adjusted prospectively), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of a Fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to waive and/or reimburse expenses after 6/30/05. If it does not, each fund will incur the sum of the total annual operating expenses applicable to the fund.

      Each Portfolio Optimization Fund (and its shareholders) will, however, indirectly bear their proportionate share of the expenses of the underlying funds in which they invest, including, but not limited to, investment advisory fees, administrative fees, 12b-1 fees, and other expenses.

      Pacific Life reimbursements for the fiscal years ended 3/31/04, 3/31/03, and 3/31/02 were as follows:

Fund	2004*	2003*	2002*

PF Portfolio Optimization Model A	$36,837	N/A	N/A
PF Portfolio Optimization Model B	54,940	N/A	N/A
PF Portfolio Optimization Model C	103,852	N/A	N/A
PF Portfolio Optimization Model D	110,532	N/A	N/A
PF Portfolio Optimization Model E	62,617	N/A	N/A
PF AIM Blue Chip	180,256	$192,697	$191,685
PF AIM Aggressive Growth	116,454	137,076	164,928
PF Goldman Sachs Short Duration Bond	30,535	N/A	N/A
PF INVESCO Health Sciences	98,080	128,537	101,705
PF INVESCO Technology	92,280	131,800	105,965
PF Janus Growth LT	148,424	181,111	201,429
PF Lazard International Value	163,749	174,426	181,009
PF MFS International Large-Cap (formerly Global Growth)	320,872	391,365	231,269
PF PIMCO Inflation Managed	164,752	35,513	N/A
PF PIMCO Managed Bond	306,150	360,805	139,799
PF Pacific Life Money Market**	261,193	291,629	139,704
PF Putnam Equity Income	174,093	241,155	102,380
PF Salomon Brothers Large-Cap Value	192,635	187,014	166,357
PF Van Kampen Comstock	140,698	134,554	167,973
PF Van Kampen Mid-Cap Growth	177,748	193,070	164,483

*	The Pacific Funds did not begin operations until October 1, 2001. The PF Putnam Equity Income Fund did not begin operations until December 31, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003.

**	The distributor, Pacific Select Distributors, Inc. voluntarily waived $10,234 of PF Pacific Life Money Market Fund’s Class B and Class C 12b-1 distribution fees for the fiscal year ended March 31, 2004.

Other Expenses of the Fund

      Pacific Funds bears all costs of its operations. These costs may include, but are not limited to, expenses for custody, audit fees, transfer agency out of pocket fees, administrative expenses, fees and expenses of the Independent Trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      Pacific Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Funds’ legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

      Expenses directly attributable to a particular Fund are charged to that Fund; other expenses are allocated proportionately among all the Pacific Funds in relation to the net assets of each Fund.

Fund Management Agreements

      Pacific Life directly manages the PF Pacific Life Money Market Fund and the Portfolio Optimization Funds. For the other Funds, Pacific Life employs other investment advisory firms as Managers, subject to Fund Management Agreements, the terms of which are discussed below.

      Pursuant to exemptive relief obtained from the SEC and applicable to Pacific Funds, the Adviser may terminate existing Fund Management Agreements and enter into new Fund Management Agreements with investment advisory firms with respect to each Fund upon approval of the Board of Trustees, including a majority of the Trustees who are not parties to such Fund Management Agreement or interested persons of any such party, without obtaining approval of the shareholders of the affected Fund. This relief is subject to certain conditions, including that the Adviser may not enter into Fund Management Agreements with affiliated Managers without approval of the shareholders of the affected Fund.

      Pursuant to a Fund Management Agreement and an Addendum to the Agreement among Pacific Funds, the Adviser, and AIM Capital Management, Inc. (“AIM”), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Manager and provides investment advisory services to the PF AIM Blue Chip and PF AIM Aggressive Growth Funds. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, according to the following schedules:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

      When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund are aggregated.

PF AIM Aggressive Growth Fund

Rate (%)	Break Point (assets)

.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

      When determining the break point rate, the combined average daily net assets of the PF AIM Aggressive Growth Fund and the Aggressive Growth Portfolio of the Pacific Select Fund are aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2003 for the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, according to the following schedules:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)

.55%	On first $500 million
.50%	On excess

      When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund were aggregated.

PF AIM Aggressive Growth Fund

Rate (%)	Break Point (assets)

.60%	On first $500 million
.55%	On excess

      When determining the break point rate, the combined average daily net assets of the PF AIM Aggressive Growth Fund and the Aggressive Growth Portfolio of the Pacific Select Fund were aggregated.

      AIM was founded in 1986 and together with its affiliates manages over $149 billion as of December 31, 2003. AIM is an indirect subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $371 billion in assets worldwide as of December 31, 2003. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

      Net fees paid or owed by Pacific Life to AIM for the PF AIM Blue Chip and PF AIM Aggressive Growth Funds for the fiscal year ended March 31, 2004 were $65,940.65 and $39,470.89, for 2003 were $51,408.94 and $35,433.32 and for 2002 were $25,753.48 and $20,303.35, respectively.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), 32 Old Slip, New York, New York 10005, Goldman Sachs is the Manager and provides investment advisory services to the PF Goldman Sachs Short Duration Bond Fund. For the services provided, Pacific Life pays a monthly fee to Goldman Sachs based on the annual percentage of the average daily net assets of the PF Goldman Sachs Short Duration Bond Fund according to the following fee schedule:

PF Goldman Sachs Short Duration Bond Fund

Rate (%)	Break Point (assets)

.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

      When determining the break point rate, the average daily net assets of the PF Goldman Sachs Short Duration Bond Fund and the Short Duration Bond Portfolio of the Pacific Select Fund are aggregated.

      Net fees paid or owed by Pacific Life to Goldman Sachs for the PF Goldman Sachs Short Duration Bond Fund for the fiscal year ended March 31, 2004 were $3,202.09. The PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003.

      Goldman Sachs is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2003, Goldman Sachs, along with other units of IMD, had assets under management of approximately $376 billion for institutional and individual investors worldwide, including fixed income assets in excess of $102 billion for which they acted as investment adviser.

      Pursuant to a Fund Management Agreement and an Addendum to the Fund Management Agreement among Pacific Funds, the Adviser, and INVESCO Institutional (N.A.), Inc. (“INVESCO”), One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309, INVESCO is the Manager and provides investment advisory services to the PF INVESCO Health Sciences and PF INVESCO Technology Funds. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the PF INVESCO Health Sciences and PF INVESCO Technology Funds, according to the following schedule:

PF INVESCO Health Sciences and PF INVESCO Technology Funds

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	Next $150 million
.45%	Next $250 million
.425%	On excess

      When determining the break point rate, the combined average daily net assets of the PF INVESCO Health Sciences Fund, the PF INVESCO Technology Fund, and the Financial Services, Health Sciences, and Technology Portfolios of the Pacific Select Fund are aggregated.

      For the services provided for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the PF INVESCO Health Sciences and PF INVESCO Technology Funds, according to the following schedule:

PF INVESCO Health Sciences and PF INVESCO Technology Funds

Rate (%)	Break Point (assets)

.50%	On first $1 billion
.47%	On excess

      When determining the break point rate, the combined average daily net assets of the PF INVESCO Health Sciences Fund, the PF INVESCO Technology Fund, and the Financial Services, Health Sciences, Technology, and Telecommunications Portfolios of the Pacific Select Fund were aggregated.

      INVESCO is a registered investment adviser and, together with its affiliates, managed over 200 portfolios as of December 31, 2003. As of December 31, 2003, INVESCO Institutional, together with its affiliates managed approximately $149 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $371 billion in assets worldwide as of December 31, 2003. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

      Net fees paid or owed by Pacific Life to INVESCO for the PF INVESCO Health Sciences and PF INVESCO Technology Funds for the fiscal year ended March 31, 2004 were $33,254.17 and $26,877.65, for 2003 were $32,323.07 and $23,887.30, and for 2002 were $18,457.49 and $19,269.39, respectively.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206-4928, Janus is the Manager and provides investment advisory services to the PF Janus Growth LT Fund. Effective May 1, 2002, for the services provided, Pacific Life pays a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund are aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2002, Pacific Life paid a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

      Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc. had approximately $151.5 billion in assets under management as of December 31, 2003. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly traded Company with principal operations in financial asset management businesses.

      Net fees paid or owed by Pacific Life to Janus for the fiscal year ended March 31, 2004 were $42,171.35, for 2003 were $33,986.77 and for 2002 were $20,451.92 for the PF Janus Growth LT Fund.

      Pursuant to a Fund Management Agreement and an Addendum to the Fund Management Agreement among Pacific Funds, the Adviser, and Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Manager and provides investment advisory services to the PF Lazard International Value Fund. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On the next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Lazard International Value Fund and the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund are aggregated.

      For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.30%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Lazard International Value Fund and the International Value Portfolio of the Pacific Select Fund were aggregated.

      Lazard, a subsidiary of Lazard Frères & Co. LLC (“Lazard Frères”), a Delaware limited liability company, is registered as an investment adviser with the SEC. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $69 billion as of December 31, 2003. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

      Net fees paid or owed by Pacific Life to Lazard for the fiscal year ended March 31, 2004 were $52,240.38, for 2003 were $29,299.81 and for 2002 were $12,052.25 for the PF Lazard International Value Fund.

      Pursuant to a Fund Management Agreement and an Addendum to the Fund Management Agreement among the Pacific Funds, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Manager and provides investment advisory services to the PF MFS International Large-Cap Fund. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS International Large-Cap Fund, according to the following schedule:

PF MFS International Large-Cap Fund

Rate (%)	Break Point (assets)

.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF MFS International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund are aggregated.

      For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS International Large-Cap Fund, according to the following schedule:

PF MFS International Large-Cap Fund

Rate (%)	Break Point (assets)

.55%	On first $200 million
.50%	On next $300 million
.45%	On next $500 million
.40%	On excess

      When determining the break point rate, the combined average daily net assets of the PF MFS International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund were aggregated.

      MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003.

      Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2004 were $40,835.55, for 2003 were $30,592.11 and for 2002 were $17,381.65 for the PF MFS International Large-Cap Fund.

      Pursuant to a Fund Management Agreement and an addendum to the Fund Management Agreement among Pacific Funds, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Manager and provides investment advisory services to the PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund.

      For the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the average daily net assets of the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund.

      Net fees paid or owed by Pacific Life to PIMCO for the fiscal year ended March 31, 2004 for the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds were $35,671.00 and $58,097.00, and for 2003 were $3,648.00 and $71,025.00, and for 2002 were $35,559.00 for the PF PIMCO Managed Bond Fund. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

      PIMCO is an investment counseling firm founded in 1971, and had approximately $373.8 billion in assets under management as of December 31, 2003. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife

Partners LLC is a Delaware limited company with three members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company, Pacific Life Insurance Company and Pacific Asset Management LLC, a Delaware limited liability company. The sole member of ADAM U.S. Holding LLC’s is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Dresdner Asset of America Holding Inc., a Delaware corporation which owns a 0.01% management interest. Allianz Dresdner Asset Management of America Holding Inc., is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Allianz AG is a European-based, multinational, insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. and is a California-based insurance company. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

      Absent an order from the SEC or other relief, the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds generally cannot engage in principal transactions with the Affiliated Brokers and certain other affiliated entities, and the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds’ abilities to purchase securities underwritten by an affiliated broker or to utilize the affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with the affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Fund’s ability to take advantage of market opportunities, or their overall performance.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Putnam Investment Management, LLC (“Putnam”), One Post Office Square, Boston, MA 02109, Putnam is the Manager and provides investment advisory services to the PF Equity Income Fund. For the services provided, Pacific Life pays a monthly fee to Putnam according to the following schedule:

PF Putnam Equity Income Fund

Rate (%)	Break Point (assets)

.65%	On first $150 million
.60%	On next $150 million
.55%	On excess

      Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investment Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is one of the oldest and largest money management firms in the U.S. As of December 31, 2003, Putnam and its affiliates managed $240 billion in assets.

      Net fees paid or owed by Pacific Life to Putnam for the fiscal year ended March 31, 2004 for the PF Putnam Equity Income Fund were $82,069.77 and for 2003 were $63,138.87, and for 2002 were $16,207.99, respectively.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Salomon Brothers Asset Management Inc (“SaBAM”), 399 Park Avenue, New York, New York 10022, SaBAM is the Manager and provides investment advisory services to the PF Salomon Brothers Large-Cap Value Fund. For

the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the PF Salomon Brothers Large-Cap Value Fund, according to the following schedule:

PF Salomon Brothers Large-Cap Value Fund

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Salomon Brothers Large-Cap Value Fund and the Large-Cap Value Portfolio of the Pacific Select Fund are aggregated.

      Established in 1987, SaBAM has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutional clients around the world. SaBAM also provides investment advisory services to other investment companies. As of December 31, 2003, SaBAM and such affiliates had over $65.1 billion in assets under management. SaBAM is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading.

      Net fees paid or owed by Pacific Life to SaBAM for the fiscal year ended March 31, 2004 for the PF Salomon Brothers Large-Cap Value Fund were $57,733.13 and for 2003 were $52,188.12, and for 2002 were $24,877.67, respectively.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Morgan Stanley Investment Management Inc. (MSIM), MSIM is the Manager and provides investment advisory services to the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds. MSIM, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020, and doing business in certain instances (including in its role as sub-adviser to these Funds) under the name Van Kampen.

      Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds, according to the following schedule:

PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rates, the combined average daily net assets of the PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the Comstock, Real Estate, and Mid-Cap Growth Portfolios of the Pacific Select Fund are aggregated.

      Net fees paid or owed by Pacific Life to Van Kampen for the period of May 1, 2003 through March 31, 2004 were $27,691.92 for the PF Van Kampen Comstock Fund and $41,028.67 for the PF Van Kampen Mid-Cap Growth Fund.

      From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Janus, Janus served as the Manager for the PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund).

      For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund, according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Van Kampen Comstock Fund and the Comstock Portfolio of the Pacific Select Fund were aggregated.

      For the services provided, for the period October 1, 2001 through April 30, 2002 for the PF Van Kampen Comstock Fund, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Points (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      Net fees paid or owed by Pacific Life to Janus for the fiscal year ended March 31, 2003 were $34,459.29 and for 2002 were $21,286.34 for the PF Van Kampen Comstock Fund.

      From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and MFS, MFS served as the Manager for the PF Van Kampen Mid-Cap Growth Fund (formerly PF MFS Mid-Cap Growth Fund).

      For the services provided, for the period October 1, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the PF Van Kampen Mid-Cap Growth Fund and the Capital Opportunities and Mid-Cap Growth Portfolios of the Pacific Select Fund, according to the following schedule:

PF Van Kampen Mid-Cap Growth Fund

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2003 were $31,328.99 and for 2002 were $18,992.74 for the PF Van Kampen Mid-Cap Growth Fund.

      Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003 Van Kampen, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management.

      The Fund Management Agreements are not exclusive, and each Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

      It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

      The Portfolio Optimization Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly the following description is relevant for the Portfolio Optimization Funds and the Underlying Funds.

      The Adviser or Manager for a Fund places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

      There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among that Fund and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Pacific Funds’ Adviser and Board of Trustees.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places a Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Fund. The advisory fee paid by the Pacific Funds is not reduced because the Adviser or Manager and its affiliates receive such services.

      As noted above, the Adviser or a Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      During the fiscal years ended 3/31/04, 3/31/03 and 3/31/02, each Fund incurred brokerage commissions as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2004*	2003*	2002*

PF Portfolio Optimization Model A1	N/A	N/A	N/A
PF Portfolio Optimization Model B1	N/A	N/A	N/A
PF Portfolio Optimization Model C1	N/A	N/A	N/A
PF Portfolio Optimization Model D1	N/A	N/A	N/A
PF Portfolio Optimization Model E1	N/A	N/A	N/A
PF AIM Blue Chip	$20,081	$12,779	$8,169
PF AIM Aggressive Growth	20,895	12,954	9,729
PF Goldman Sachs Short Duration Bond[1,2]	61	N/A	N/A
PF INVESCO Health Sciences	18,362	21,397	9,492
PF INVESCO Technology	28,977	24,692	15,617
PF Janus Growth LT	11,813	26,826	19,848
PF Lazard International Value	27,367	12,108	8,452
PF MFS International Large-Cap (formerly Global Growth)	38,200	29,614	22,312
PF PIMCO Inflation Managed[1]	30	0	N/A
PF PIMCO Managed Bond	4,393	3,060	293
PF Putnam Equity Income	21,554	16,931	11,626
PF Salomon Brothers Large-Cap Value[3]	38,690	45,223	41,639
PF Van Kampen Comstock[4]	17,969	11,647	14,281
PF Van Kampen Mid-Cap Growth[5]	89,688	57,638	22,196

*	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in fund assets.

[1]	The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003.

[2]	Of which $16 was paid to Goldman, Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P. 26.97% of the aggregate brokerage commissions were paid to Goldman, Sachs & Co.

[3]	Of which $3,796, $2,501, and $325 was paid to Salomon Smith Barney Inc. and Citigroup Global Markets in fiscal year 2004, 2003, and 2002, respectively, an affiliate of Salomon Brothers Asset Management Inc. For fiscal year 2004, 9.81% of the aggregate brokerage commissions were paid to, and 8.87% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Salomon Smith Barney Inc. and Citigroup Global Markets.

[4]	Of which $109 was paid to Morgan Stanley & Co., an affiliate of Van Kampen. 0.97% of the aggregate brokerage commissions were paid to, and 1.06% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co. for the period May 1, 2003 through March 31, 2004.

[5]	Of which $358 was paid to Morgan Stanley & Co., an affiliate of Van Kampen. 0.44% of the aggregate brokerage commissions were paid to, and 0.25% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co. for the period May 1, 2003 through March 31, 2004.

      During the fiscal year ended March 31, 2004, the PF AIM Blue Chip Fund, PF AIM Aggressive Growth Fund, PF Janus Growth LT Fund, PF Lazard International Value Fund, PF MFS International Large-Cap (formerly Global Growth) Fund, PF PIMCO Managed Bond Fund, PF Putnam Equity Income Fund, PF Salomon Brothers Large-Cap Value Fund and PF Van Kampen Comstock Fund acquired and sold securities of their regular broker-dealers or of their regular broker-dealers’ parent company.

      As of March 31, 2004 the following Funds acquired and held securities of their regular broker-dealers:

Fund	Securities of Regular Broker-Dealers	Value

PF AIM Blue Chip	Citigroup Inc. Goldman Sachs Group Inc. J.P. Morgan Chase & Co. Merrill Lynch & Co. Inc. Morgan Stanley	$878,900 354,790 490,815 339,492 303,690
PF AIM Aggressive Growth	Legg Mason Inc. Lehman Brothers Holdings Inc.	$128,036 99,444
PF Janus Growth LT	Citigroup Inc. Goldman Sachs Group Inc.	$199,304 250,440
PF Lazard International Value	CS First Boston Corp UBS AG	$419,300 809,638
PF MFS International Large-Cap (formerly Global Growth)	CS First Boston Corp UBS AG	$224,204 294,069
PF PIMCO Managed Bond	Bank of America Corp. Citigroup Inc. Morgan Stanley UBS Finance Delaware LLC	$103,875 54,794 105,150 199,643
PF Putnam Equity Income	Citigroup Inc. Merrill Lynch & Co. Inc. Morgan Stanley	$760,093 128,471 70,250
PF Salomon Brothers Large-Cap Value	Goldman Sachs Group Inc. Merrill Lynch & Co. Inc. Morgan Stanley	$323,485 399,052 297,960
PF Van Kampen Comstock	Bank of America Corp. Citigroup Inc. Goldman Sachs Group Inc. Merrill Lynch & Co Inc.	$267,234 232,650 10,435 29,780

Fund Turnover

      For reporting purposes, each Fund’s turnover rate is calculated by dividing the value of the lesser of purchases or sales of fund securities for the fiscal year by the monthly average of the value of fund securities owned by a Fund during the fiscal year. In determining such fund turnover, long-term U.S. Government Securities are included. Short-term U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% fund turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The fund turnover rate for each of the Funds will vary from year to year, depending on market conditions. In addition, many of the funds are underlying funds of the Portfolio Optimization Funds, and changes to the allocation models of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another, which may increase trading costs for the affected underlying funds.

      The following Funds engage in active and frequent trading, with portfolio turnover rates which may exceed 100%: the PF Goldman Sachs Short Duration Bond Fund, the PF INVESCO Health Sciences Fund, the PF INVESCO Technology Fund, the PF MFS International Large-Cap Fund (formerly Global Growth), the PF PIMCO Inflation Managed Fund, the PF PIMCO Managed Bond Fund and the PF Van Kampen Mid-Cap Growth Fund. The variation in the PF PIMCO Managed Bond Fund’s turnover rate over last year is primarily due to increased exposure to futures, transactions in TBA (“to be announced”) issues, and transaction rolls as well as sales of holdings to take profits. The turnover rates for the PF MFS International Large-Cap Fund (formerly Global Growth) and the PF Van Kampen Mid-Cap Growth Fund were higher than the prior year’s turnover rates due to the restructuring of those Funds in connection with changes in sub-advisers and/or reorganizations involving the Funds.

NET ASSET VALUE

      Shares of each Fund are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (“NAV”) of a share is determined by dividing the value of a Fund’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, as of the time of the close of the New York Stock Exchange “NYSE”, which is usually 4:00 P.M. Eastern Time (or earlier than 4:00 P.M. Eastern Time, as determined by the Custodian) although it occasionally closes earlier, on each day that the NYSE is open for trading. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      To calculate a Fund’s NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

      With respect to the Funds that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are generally based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation converted into U.S. dollars.

      The PF Pacific Life Money Market Fund’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

      The SEC’s regulations require the PF Pacific Life Money Market Fund to adhere to certain conditions. The Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) to limit its investments to instruments having remaining maturities of 397 calendar days or less; (iii) and to invest only in securities that meet specified quality and credit criteria.

      Shares of the Underlying Funds held by the Portfolio Optimization Funds are valued at their respective NAVs at the time of computation. Other securities and assets of the Portfolio Optimization Fund are valued as described below.

      Equity securities for which market quotations are readily available are valued from a pricing vendor approved by Pacific Funds’ Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

      Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      When a Fund writes a put or call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option.

The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

      Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Pacific Funds’ NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Pacific Funds’ procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that Pacific Funds values its shares. Prices derived under these procedures will be used in determining NAV.

      If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Fund’s NAV is determined, or if, under the Pacific Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at “fair market value” as determined in accordance with procedures and methodologies approved by Pacific Funds’ Board of Trustees. In determining the fair value of securities, Pacific Funds may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

      Information that becomes known to Pacific Funds or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

      In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of Pacific Funds, or under procedures established by the Board of Trustees, although the actual calculation may be made by persons acting under the direction of the Board.

DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

      Pacific Select Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter of the continuous offering of each class of the Pacific Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Fund which is subject to annual approval by the Board of Trustees of the Fund. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than

60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Pacific Funds. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and servicing fee with respect to each share class.

      The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

      Each Fund currently offers three classes of shares: Class A, Class B and Class C.

      Class A, Class B and Class C shares of each Fund are offered through firms which are members of the National Association of Securities Dealers, Inc. (“NASD”), and which have dealer agreements with the Distributor (each, a “selling group member”).

      The Fund has adopted a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

      As described in the Prospectus under the caption “Sales charges and fees by share class,” Class A shares of each Fund (except with respect to the PF Pacific Life Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. A contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares.

	Maximum Sales Charge (Load)

		Front-end	Amount Reallowed
	Investment	Charge	to Dealers
Class A
	up to $49,999	5.50%	4.75%
	$50,000 – 99,999	4.75%	4.00%
	$100,000 – 249,999	3.75%	3.00%
	$250,00 – 499,999	3.00%	2.50%
	$500,000 – 999,999	2.10%	1.60%
	$1,000,000 and over*	0.00%	0.00% *

*	For purchases in which the account value totals $1 million or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase. For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period begins when the assets are exchanged into another fund. The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested (except with respect to the PF Pacific Life Money Market Fund).

		Contingent Deferred Sales
		Charge (Load) (“CDSC”)

		Years After	CDSC on Shares
	Maximum Sales Charge (Load)	Purchase:	Being Sold:
Class B
	No initial sales charge (load)**	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

**	The Distributor will pay dealers a commission out of its own assets of 4% of the amount invested (except with respect to the PF Pacific Life Money Market Fund).

		Contingent Deferred Sales
		Charge (Load) (“CDSC”)

			CDSC on
		Years After	Shares
	Maximum Sales Charge (Load)	Purchase:	Being Sold:
Class C
	No initial sales charge (load)***	1st	1.00%

***	The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested (except with respect to the PF Pacific Life Money Market Fund).

      Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

      In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

      For the fiscal year ended March 31, 2004, the Distributor received sales charges in the aggregate of $1,729,837.97, of which the Distributor retained $191,156.63.

      For the fiscal year ended March 31, 2004, the Distributor received the following amounts in sales charges in connection with the sale of shares:

	Class A	Class A	Class B	Class C	Class C	Class C
	Sales Charges	Sales Charges	Deferred	Sales Charges	Sales Charges	Deferred
	Before Dealer	After Dealer	Sales	Before Dealer	After Dealer	Sales
Fund	Re-Allowance	Re-Allowance	Charges	Re-Allowance	Re-Allowance	Charges

PF Portfolio Optimization Model A1	$43,666.72	$7,054.19	$6.67	$17,195.31	$—	$84.53
PF Portfolio Optimization Model B1	89,164.72	14,247.87	26.54	24,767.94	—	61.83
PF Portfolio Optimization Model C1	208,211.01	32,289.10	602.46	75,469.12	—	927.14
PF Portfolio Optimization Model D1	145,410.91	22,930.92	2,690.28	55,242.22	—	182.00
PF Portfolio Optimization Model E1	92,584.25	14,422.56	795.14	31,436.08	—	14.87
PF AIM Blue Chip	75,486.21	11,701.49	840.65	24,571.13	—	1,155.05
PF AIM Aggressive Growth	17,825.26	2,602.07	155.35	4,013.66	—	135.66
PF Goldman Sachs Short Duration Bond[1]	710.90	110.90	—	519.82	—	—
PF INVESCO Health Sciences	4,846.68	804.55	471.34	1,792.41	—	12.33
PF INVESCO Technology	2,555.33	347.87	1,119.75	2,302.16	—	6.61
PF Janus Growth LT	30,547.58	4,544.25	241.16	7,637.52	—	210.65
PF Lazard International Value	95,466.26	14,727.60	593.74	30,587.22	—	1,155.59
PF MFS International Large-Cap (formerly Global Growth)	21,106.55	3,298.97	91.82	3,512.32	—	85.73
PF PIMCO Inflation Managed	73,887.44	12,736.14	291.49	64,066.47	—	10,831.81
PF PIMCO Managed Bond	124,139.83	19,868.74	4,134.72	45,556.05	—	3,301.94
PF Pacific Life Money Market	—	—	12,213.43	7,138.51	—	1,135.33
PF Putnam Equity Income	21,995.82	3,399.85	137.03	9,428.44	—	149.47
PF Salomon Brothers Large-Cap Value	89,431.97	13,597.64	503.29	30,710.23	—	1,104.88
PF Van Kampen Comstock	15,962.03	2,465.15	618.96	3,751.96	—	126.70
PF Van Kampen Mid-Cap Growth	64,682.66	9,652.35	879.41	21,752.32	—	875.95

[1]	The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

      Class A, Class B and Class C shares of the Fund are continuously offered through selling group members that are members of the NASD and that have dealer agreements with the Distributor.

      Pursuant to separate Distribution and Service Plans for Class A, Class B and Class C shares (the “Distribution Plans”), in connection with the distribution of Class A, Class B and Class C shares of the Fund and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Fund and the maintenance of shareholder accounts, the Distributor receives certain distribution and servicing fees from the Fund. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Fund to selling group members, and (ii) all or a portion of the servicing fees it receives from the Fund to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Class A, Class B, or Class C shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

      The Distributor makes distribution and servicing payments to selling group members and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Class A, Class B and Class C shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B and Class C shares, selling group members and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. Pursuant to the Distribution Agreement with the Fund, with respect to each Fund’s Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

      The Distribution Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Fund are expected to take into account the expenses of the Distributor in their periodic review of the Distribution Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

      The distribution fees applicable to Class A, Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A, Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class A, Class B or Class C shares, printing of prospectuses and reports for other than existing Class A, Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Fund to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Funds in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

      Many of the Distributor’s sales and servicing efforts involve the Fund as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing	Distribution
	Fee	Fee

Class A	0.25%	0.25%
Class B	0.25%	0.75%
Class C	0.25%	0.75%

      In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Fund. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. Pacific Funds, Pacific Life or the Distributor may also pay selling group members and other intermediaries for transfer agency and other services.

      Because each class of shares of the Portfolio Optimization Funds is invested in Class A shares of the Underlying Funds, the annual 12b-1 distribution and servicing fee for each Class of shares of the Portfolio Optimization Funds is reduced by 0.50% in order to avoid duplication of this fee.

      If in any year the Distributor’s expenses incurred in connection with the distribution of Class A, Class B and Class C shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Fund, the Distributor would recover such excess only if the Distribution Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. Pacific Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution Plan terminates.

      Each Distribution Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of Pacific Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Distribution Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Distribution Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Distribution Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Fund shall be committed to the discretion of such Disinterested Trustees.

      The Distribution Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      The Distribution Plans went into effect for each Fund on June 13, 2001. If a Distribution Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

Fund	Class A	Class B	Class C

PF Portfolio Optimization Model A
For the period ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$113	$818
(ii) printing and mailing of prospectuses to prospective shareholders	—	77	557
(iii) compensation to broker-dealers	—	203	1,466
PF Portfolio Optimization Model B
For the period ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$815	$1,238
(ii) printing and mailing of prospectuses to prospective shareholders	—	555	842
(iii) compensation to broker-dealers	—	1,461	2,218
PF Portfolio Optimization Model C
For the period ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$1,367	$3,863
(ii) printing and mailing of prospectuses to prospective shareholders	—	930	2,628
(iii) compensation to broker-dealers	—	2,448	6,921
PF Portfolio Optimization Model D
For the period ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$1,678	$3,036
(ii) printing and mailing of prospectuses to prospective shareholders	—	1,142	2,066
(iii) compensation to broker-dealers	—	3,006	5,438
PF Portfolio Optimization Model E
For the period ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$560	$1,910
(ii) printing and mailing of prospectuses to prospective shareholders	—	382	1,300
(iii) compensation to broker-dealers	—	1,005	3,422
PF AIM Blue Chip[1]
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$29,904	$3,234	$6,699
(ii) printing and mailing of prospectuses to prospective shareholders	20,351	2,200	4,559
(iii) compensation to broker-dealers	53,577	5,793	12,002
PF AIM Aggressive Growth
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$9,594	$713	$1,113
(ii) printing and mailing of prospectuses to prospective shareholders	6,529	485	757
(iii) compensation to broker-dealers	17,189	1,277	1,993

Fund	Class A	Class B	Class C

PF Goldman Sachs Short Duration Bond
For the period ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$3,733	$7	$36
(ii) printing and mailing of prospectuses to prospective shareholders	2,541	5	24
(iii) compensation to broker-dealers	6,689	13	64
PF INVESCO Health Sciences
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$9,181	$461	$566
(ii) printing and mailing of prospectuses to prospective shareholders	6,248	313	385
(iii) compensation to broker-dealers	16,449	825	1,015
PF INVESCO Technology
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$7,387	$259	$640
(ii) printing and mailing of prospectuses to prospective shareholders	5,028	176	435
(iii) compensation to broker-dealers	13,235	464	1,146
PF Janus Growth LT
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$12,382	$1,239	$2,367
(ii) printing and mailing of prospectuses to prospective shareholders	8,427	843	1,611
(iii) compensation to broker-dealers	22,185	2,219	4,240
PF Lazard International Value
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$16,530	$3,649	$7,978
(ii) printing and mailing of prospectuses to prospective shareholders	11,250	2,483	5,430
(iii) compensation to broker-dealers	29,616	6,537	14,294
PF MFS International Large-Cap (formerly Global Growth)
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$10,888	$702	$1,038
(ii) printing and mailing of prospectuses to prospective shareholders	7,410	478	706
(iii) compensation to broker-dealers	19,507	1,259	1,859
PF PIMCO Inflation Managed
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$14,004	$2,744	$9,559
(ii) printing and mailing of prospectuses to prospective shareholders	9,530	1,868	6,505
(iii) compensation to broker-dealers	25,091	4,916	17,126

Fund	Class A	Class B	Class C

PF PIMCO Managed Bond
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$23,719	$6,199	$13,695
(ii) printing and mailing of prospectuses to prospective shareholders	16,143	4,218	9,320
(iii) compensation to broker-dealers	42,497	11,106	24,538
PF Pacific Life Money Market[2]
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$20,018	$1,837	$2,769
(ii) printing and mailing of prospectuses to prospective shareholders	13,624	1,250	1,884
(iii) compensation to broker-dealers	35,867	3,291	4,961
PF Putnam Equity Income
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$16,320	$1,089	$2,509
(ii) printing and mailing of prospectuses to prospective shareholders	11,107	742	1,708
(iii) compensation to broker-dealers	29,240	1,953	4,496
PF Salomon Brothers Large-Cap Value
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$23,267	$4,114	$8,719
(ii) printing and mailing of prospectuses to prospective shareholders	15,835	2,800	5,934
(iii) compensation to broker-dealers	41,687	7,372	15,621
PF Van Kampen Comstock
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$10,808	$1,324	$1,107
(ii) printing and mailing of prospectuses to prospective shareholders	7,355	902	754
(iii) compensation to broker-dealers	19,364	2,374	1,984
PF Van Kampen Mid-Cap Growth
For the fiscal year ended March 31, 2004, the following amounts were paid by Pacific Funds for:
(i) advertising	$13,603	$2,735	$5,622
(ii) printing and mailing of prospectuses to prospective shareholders	9,258	1,861	3,826
(iii) compensation to broker-dealers	24,373	4,901	10,072

[1]	The PF Putnam Research Fund merged into the PF AIM Blue Chip Fund on December 31, 2003; 12b-1 fees reflect payments made on both Funds.

[2]	Pacific Select Distributors, Inc. voluntarily waived $10,234 of the PF Pacific Life Money Market Fund’s Class B and Class C 12b-1 fees.

      The Trustees believe that the Distribution Plans will provide benefits to Pacific Funds. The Trustees believe that the Distribution Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Distribution Plans or under alternative distribution and servicing schemes. Although Pacific Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Distribution Plans on sales and/or redemptions may benefit the Fund by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Fund, and in connection with the servicing of shareholders of the Fund and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Fund to continue payments of distribution and servicing fees in the future with respect to each class of shares.

      Independent financial intermediaries unaffiliated with Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Fund. These services, normally provided by Pacific Life directly to Fund shareholders, may include the provision of ongoing information concerning the Fund and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life normally would perform, out of Pacific Life’s own resources.

Distribution and Servicing Arrangements

      The Distributor pays selling group members that sell fund shares various sales compensation. The Distributor also may provide reimbursement for other expenses associated with the promotion and sale of fund shares. The registered representative (your broker) who is responsible for selling fund shares to you typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your registered representative and his or her firm. The Distributor and Pacific Funds are not involved in determining that compensation arrangement which may present its own incentives or conflicts; you may ask your registered representative how he/she will personally be compensated for the transaction.

      Certain selling group members may be paid an ongoing trail commission (sometimes called a residual) which will take into account, among other things, the length of time the fund shares have been held, your account value, and the share class purchased.

      In addition to the sales-based and trail commissions described above, the Distributor or an affiliate may pay from their own resources additional cash compensation in connection with the promotion and sale of the fund shares by some but not all selling group members. The range of additional cash compensation based on sales generally does not exceed 0.20% and trailing compensation based on account value generally does not exceed 0.05% on an annual basis. Such additional compensation may give Pacific Funds greater access to registered representatives of the selling group members that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Funds a “preferred” status at the recipient selling group member and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the selling group member’s sales force that otherwise influences the way that the selling group member and the registered representative market the fund shares.

      The Distributor or an affiliate may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor or an affiliate may reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the funds. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

      Pacific Life directly or indirectly owns interests in a number of broker-dealers that offer Pacific Funds among other investment products. These affiliated selling group members and their registered representatives are compensated as described above with sales-based and trailing commissions. The affiliated selling group members also receive additional cash compensation of 0.10% based on sales and 0.05% trailing compensation based on account value as described above. Pacific Funds are afforded “preferred” status at the affiliated selling group members along with other product vendors that provide similar support. The Distributor or its affiliates may also pay other amounts as described above to these affiliates or persons associated with these affiliates. Finally, within certain limits imposed by the NASD, registered representatives who are associated with selling group members affiliated with Pacific Life may qualify for sales incentive programs sponsored by the Distributor or its affiliates.

      Pacific Life’s affiliated broker-dealers include Associated Securities Corp., Mutual Service Corporation, and United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group.

Purchases, Redemptions and Exchanges

      Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Prospectus under the headings “Opening an Account,” “Selling Shares” and “Exchanging Shares,” and that information is incorporated herein by reference.

      Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds. The Fund may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

      Certain managed account clients of Pacific Life or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, Pacific Life may be required to make adjustments in the management fees charged separately by Pacific Life to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

      As described in the Prospectus under the caption “Exchanging Shares,” a shareholder may exchange shares of a Fund of the Pacific Funds for shares of the same class of any other Fund without paying any additional sales charge, except for money initially invested in the PF Pacific Life Money Market Fund. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund, except for shares initially invested in the PF Pacific Life Money Market Fund. For example, if a shareholder invests in the Class C shares of the Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another fund, the investment in the other fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.” With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

      Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day Pacific Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

      An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. Pacific Funds reserves the right to modify or discontinue the exchange privilege at any time.

      Pacific Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

      Due to the relatively high cost of maintaining smaller accounts, Pacific Funds reserves the right to redeem shares, without notice, in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $500 for Class A, Class B and Class C shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Funds’ current policy. The Declaration of Trust also authorizes Pacific Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

PERFORMANCE INFORMATION

      From time to time Pacific Funds may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

      The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

      Pacific Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

      Performance information is computed separately for each class of a Fund. Pacific Funds may, from time to time, include the yield and effective yield of the PF Pacific Life Money Market Fund, and the yield and total return for each class of shares of all of the Pacific Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

      Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Pacific Funds may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

      In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

      A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

      A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

      A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

      Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Funds. From time to time, Pacific Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

      From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

      The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. To be taxed as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

      If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

      All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

      Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

      Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

      A Portfolio Optimization Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Portfolio Optimization Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among

Underlying Funds, could also cause additional distributable gains to shareholders of a Portfolio Optimization Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio Optimization Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Portfolio Optimization Funds could therefore affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

      Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Backup Withholding

      Each Fund may be required to withhold 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

      The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the

Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

      Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with position 3 in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

      Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

      The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

      Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Non-U.S. Shareholders

      Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

      Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

      State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

      Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

      The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

      Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

      An investor may establish an individual retirement account (“IRA”) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

      Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to a Coverdell Education Savings Account (ESA) (formerly known as an Education IRA). To the extent that distributions from a Coverdell ESA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or a Coverdell ESA if they are below certain maximum income levels.

      For more information about an IRA account, contact Pacific Funds’ customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

      Under an Administration and Shareholder Services Agreement with the Fund (“Administration Agreement”), Pacific Life Insurance Company (“Pacific Life” or the “Administrator”), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Pacific Funds and permit the Pacific Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the fund managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. In addition, the Funds will compensate Pacific Life at cost for legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds.

      For the fiscal years ended March 31, 2004, March 31, 2003, and March 31, 2002, the Administrator was paid the following:

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2004*	2003*	2002*

PF Portfolio Optimization Model A1	$3,225	N/A	N/A
PF Portfolio Optimization Model B1	8,154	N/A	N/A
PF Portfolio Optimization Model C1	20,096	N/A	N/A
PF Portfolio Optimization Model D1	19,659	N/A	N/A
PF Portfolio Optimization Model E1	10,855	N/A	N/A
PF AIM Blue Chip	51,638	$33,093	$16,415
PF AIM Aggressive Growth	25,537	20,693	11,810
PF Goldman Sachs Short Duration Bond[1]	9,126	N/A	N/A
PF INVESCO Health Sciences	23,562	22,656	12,872
PF INVESCO Technology	19,047	16,779	13,447
PF Janus Growth LT	34,477	27,433	15,375
PF Lazard International Value	54,307	29,247	12,015
PF MFS International Large-Cap (formerly Global Growth)	28,578	19,492	11,036
PF PIMCO Inflation Managed[2]	48,989	5,080	N/A
PF PIMCO Managed Bond	81,828	99,514	49,459
PF Pacific Life Money Market	57,836	71,644	39,299
PF Putnam Equity Income	44,040	34,005	8,804

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2004*	2003*	2002*

PF Salomon Brothers Large-Cap Value	72,148	57,181	27,285
PF Van Kampen Comstock	29,225	23,932	13,498
PF Van Kampen Mid-Cap Growth	43,219	27,474	16,535

*	The amounts in this chart do not reflect any fee waivers and/or expense reimbursements.

[1]	The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund began operations on December 31, 2003.

[2]	The PF PIMCO Inflation Managed Fund began operations on December 31, 2002.

      Under the Administration Agreement, Pacific Funds bear all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Funds’ legal existence, costs of services of independent accountants (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Pacific Funds’ registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Funds’ regulatory compliance program; costs of any services contracted for by the Fund directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operation; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, trustee or employee of Pacific Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Funds’ registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ net asset value.

      Under a Sub-Administration and Accounting Services Agreement (“Sub-Administration Agreement”) among Pacific Funds, the Administrator, and PFPC Inc. (“PFPC”), 4400 Computer Drive, Westborough, MA 01581, PFPC performs certain administrative and accounting services for Pacific Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating PFPC for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

      PFPC serves as the transfer agent, registrar and dividend disbursing agent of Pacific Funds pursuant to an agreement among the Pacific Funds, PFPC, and Pacific Life (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, PFPC, among other things, effects shares issuances and redemptions, maintains the Fund’s share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Pacific Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Fund and Pacific Life, and the Fund compensates PFPC for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of Pacific Funds.

      Under a Custodian Services Agreement between the Pacific Funds and PFPC Trust Company (“PFPC Trust”), PFPC Trust provides asset custody services including safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, and maintaining the required books and accounts in connection with such activity. PFPC Trust will place and maintain foreign assets of the Funds in the care of eligible foreign custodians determined by PFPC Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Pacific Funds are responsible for compensating PFPC Trust for the services it provides under the Custodian Services Agreement.

Concentration Policy

      Under each Fund’s investment restrictions, except the PF INVESCO Health Sciences and PF INVESCO Technology Funds, a Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to investment by the Portfolio Optimization Funds in securities issued by other investment companies. Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Funds take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

      Pacific Funds is a Delaware statutory trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

      Estimated expenses incurred in connection with the organization and establishment of each Portfolio Optimization Fund and the public offering of each Fund’s shares were approximately $96,000. Estimated expenses incurred in connection with the organization and establishment of PF Goldman Sachs Short Duration Bond Fund and the public offering of that Fund’s shares were approximately $80,000. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations.

Control Persons and Principal Holders of Securities

      As of June 4, 2004, Pacific Life Insurance Company (Pacific Life), 700 Newport Center Drive, Newport Beach, CA 92660, held of record more than 25% of each Fund’s outstanding shares of beneficial interest as noted below, and therefore may be deemed to control that Fund. A control position may enable the shareholder to take actions regarding the relevant Fund without the consent or approval of other shareholders.

		Total
	Total Pacific	Outstanding
	Life Shares of	Shares as of	Pacific Life
Fund	Class A, B & C	6/4/04%

PF AIM Aggressive Growth	503,892	837,778	60.15%
PF Goldman Sachs Short Duration Bond	450,003	1,747,771	25.75%
PF INVESCO Health Sciences	500,920	704,096	71.14%
PF INVESCO Technology	500,000	602,682	82.96%
PF Janus Growth LT	501,445	1,356,323	36.97%
PF MFS International Large-Cap (formerly Global Growth)	511,542	1,652,960	30.95%
PF Pacific Life Money Market	5,054,994	16,834,713	30.03%
PF Putnam Equity Income	1,015,144	1,544,831	65.71%
PF Van Kampen Comstock	505,259	1,265,240	39.93%

      As of June 4, 2004, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of Pacific Life and Pershing LLC (a division of Donaldson, Lufkin & Jenrette Securities Corporation), PO Box 2052, Jersey City, NJ 07303-998 (Pershing), and unless otherwise noted, each shareholder’s address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PF Portfolio Optimization Model A

5.78% of Class A shares was held by LPL Financial Services.

5.69% of Class A shares was held by Pershing LLC.
12.45% of Class B shares was held by Catherine Bermingham (FBO Catherine Bermingham Trust).
5.34% of Class B shares was held by Pershing LLC.
20.96% of Class B shares was held by Mary J. Whirthman (FBO Elizabeth Anne Wehinger and
  Kathryn Suzanne Wehinger).
10.07% of Class C shares was held by Rebekah M. Wilson (FBO Rebekah M. Wilson Trust).
5.07% of Class C shares was held by PFPC (FBO Elwood J Rasmus).

PF Portfolio Optimization Model B

10.76% of Class A shares was held by Thelma N Adler.

8.83% of Class B shares was held by Renata Ham.
6.89% of Class B shares was held by PFPC (FBO Earl W. Jones).
6.53% of Class B shares was held by Ronald L Westrom (Ronald L Westrom Trust).
5.42% of Class C shares was held by Eugene Dibasilio.
5.07% of Class C shares was held by PFPC (FBO Donald G. Conder).

PF Portfolio Optimization Model D

7.03% of Class A shares was held by Larry R Strimple.

PF AIM Blue Chip Fund

25.36% of Class A shares was held by Pacific Life.

23.55% of Class A shares was held by PF Portfolio Optimization Model D.
18.36% of Class A shares was held by PF Portfolio Optimization Model C.
13.80% of Class A shares was held by PF Portfolio Optimization Model E.
7.65% of Class A shares was held by PF Portfolio Optimization Model B.
6.12% of Class B shares was held by LPL Financial Services.
9.27% of Class B shares was held by PF529 Plan College Savings Trust (FBO Dawn D. Guardado).

6.05% of Class B shares was held by PF529 Plan College Savings Trust (FBO John Chamberlain and
  Linda Chamberlain).
6.26% of Class C shares was held by Pershing LLC.

PF AIM Aggressive Growth Fund

64.30% of Class A shares was held by Pacific Life.

14.78% of Class A shares was held by PF Portfolio Optimization Model D.
10.21% of Class A shares was held by PF Portfolio Optimization Model E.
18.99% of Class B shares was held by PF529 Plan College Savings Trust (FBO Dawn D. Guardado).
9.58% of Class B shares was held by PF529 Plan College Savings Trust (FBO Veronica M Ng).
10.83% of Class C shares was held by PF529 Plan College Savings Trust (FBO Ryan J., Blake E.,
  Jennifer L, and Scott M. Peterson).
10.60% of Class C shares was held by Pershing LLC.
5.96% of Class C shares was held by PFPC (FBO John K. Jones).
5.94% of Class C shares was held by Helen K. Loomis (TOD Susan K. Curwen).
5.31% of Class C shares was held by Pershing LLC.
5.25% of Class C shares was held by Pershing LLC.

PF Goldman Sachs Short Duration Bond Fund

25.91% of Class A shares was held by Pacific Life.

29.59% of Class A shares was held by PF Portfolio Optimization Model C.
19.71% of Class A shares was held by PF Portfolio Optimization Model B.
12.66% of Class A shares was held by PF Portfolio Optimization Model D.
11.99% of Class A shares was held by PF Portfolio Optimization Model A.
100% of Class B shares was held by Pacific Life.
28.33% of Class C shares was held by Eddie J Shearer.
27.27% of Class C shares was held by FISERV Securities.
21.10% of Class C shares was held by Pershing LLC.
8.47% of Class C shares was held by Tawas Hardware Inc.
5.71% of Class C shares was held by Pacific Life.
5.69% of Class C shares was held by Pershing LLC.

PF INVESCO Health Sciences Fund

76.55% of Class A shares was held by Pacific Life.

9.74% of Class B shares was held by PFPC (FBO Sharon R. Roschay).
5.55% of Class B shares was held by PF529 Plan College Savings Trust (FBO Phu L. Banh and
  Mary T. Banh).
5.33% of Class B shares was held by PF529 Plan College Savings Trust (FBO John Chamberlain and
  Linda Chamberlain).
5.21% of Class B shares was held by PFPC (FBO William A. Wyatt).
6.85% of Class C shares was held by Helen K. Loomis (TOD Susan K. Curwen).
6.26% of Class C shares was held by Pershing LLC.
5.37% of Class C shares was held by PFPC (FBO John K. Jones).

PF INVESCO Technology Fund

90.36% of Class A shares was held by Pacific Life.

10.37% of Class B shares was held by PF529 Plan College Savings Trust (FBO John Chamberlain and
  Linda Chamberlain).
8.78% of Class B shares was held by Pacific Life
7.71% of Class B shares was held by Central Coast Family Care 401K Profit Sharing Trust.
6.33% of Class B shares was held by PF529 Plan College Savings Trust (FBO Leandro Masolo Trust).

6.23% of Class B shares was held by Pershing LLC.
5.66% of Class B shares was held by Pershing LLC.
5.46% of Class B shares was held by PF529 Plan College Savings Trust (FBO Cherie Regev).
9.96% of Class C shares was held by PF529 Plan College Savings Trust (FBO Andrew C. Brothers).
8.92% of Class C shares was held by PF529 Plan College Savings Trust (FBO Ryan J., Blake E.,
  Jennifer L, and Scott M. Peterson).
7.48% of Class C shares was held by Pershing LLC.
6.63% of Class C shares was held by Pershing LLC.
5.59% of Class C shares was held by Helen K. Loomis (TOD Susan K. Curwen).
5.07% of Class C shares was held by Pershing LLC.

PF Janus Growth LT Fund

38.85% of Class A shares was held by Pacific Life.

16.59% of Class A shares was held by PF Portfolio Optimization Model D.
13.73% of Class A shares was held by PF Portfolio Optimization Model E.
10.57% of Class A shares was held by PF Portfolio Optimization Model C.
13.87% of Class B shares was held by PF529 Plan College Savings Trust (FBO Joe J. Piscopo).
10.38% of Class B shares was held by LPL Financial Services.
6.79% of Class B shares was held by PFPC (FBO Bradley D. Lucas).
6.54% of Class B shares was held by Pershing LLC.
6.10% of Class B shares was held by Pershing LLC.
11.62% of Class C shares was held by Sterling Trust Co .
8.17% of Class C shares was held by Elizabeth M. Slinde.
5.41% of Class C shares was held by Resources Trust Co (FBO Harvey E. Nerhood).

PF Lazard International Value Fund

26.43% of Class A shares was held by PF Portfolio Optimization Model D.

24.33% of Class A shares was held by Pacific Life.
20.61% of Class A shares was held by PF Portfolio Optimization Model C.
14.59% of Class A shares was held by PF Portfolio Optimization Model E.
6.87% of Class A shares was held by PF Portfolio Optimization Model B.
16.45% of Class B shares was held by Pershing LLC.
8.40% of Class C shares was held by Elizabeth M. Slinde.

PF MFS International Large-Cap Fund

31.67% of Class A shares was held by Pacific Life.

23.70% of Class A shares was held by PF Portfolio Optimization Model D.
17.65% of Class A shares was held by PF Portfolio Optimization Model C.
15.96% of Class A shares was held by PF Portfolio Optimization Model E.
21.93% of Class B shares was held by Pershing LLC.
19.89% of Class B shares was held by PF529 Plan College Savings Trust (FBO Dawn D. Guardado).
7.65% of Class B shares was held by Pershing LLC.
5.23% of Class B shares was held by PFPC (FBO Neil S. Snyder).
11.84% of Class C shares was held by LPL Financial Services.
11.27% of Class C shares was held by LPL Financial Services.
8.10% of Class C shares was held by LPL Financial Services.
7.88% of Class C shares was held by Pershing LLC.
5.20% of Class C shares was held by PF529 Plan College Savings Trust (FBO Amanda L Cox and
  Mary Wallace Cox).

PF PIMCO Inflation Managed Fund

29.07% of Class A shares was held by Pacific Life.

24.66% of Class A shares was held by PF Portfolio Optimization Model C.
12.42% of Class A shares was held by PF Portfolio Optimization Model B.
11.61% of Class A shares was held by PF Portfolio Optimization Model D.
6.91% of Class A shares was held by Pershing LLC.
10.32% of Class B shares was held by First Clearing LLC (FBO Dinesh Bhatia and Geeta Bhatia).
8.61% of Class B shares was held by First Clearing LLC (FBO David Buxton Trust).
5.10% of Class B shares was held by Michael P. Schrager and John Okerblom.
8.45% of Class C shares was held by Richard W Mielke (FBO Richard W Mielke Living Trust).
7.93% of Class C shares was held by Stefania Jedrzejowski and Margaret A. Jedrzejowski (FBO
  Jedrzejowski Family Trust).

PF PIMCO Managed Bond Fund

25.40% of Class A shares was held by PF Portfolio Optimization Model C.

15.23% of Class A shares was held by PF Portfolio Optimization Model B.
14.72% of Class A shares was held by PF Portfolio Optimization Model D.
6.77% of Class A shares was held by PF Portfolio Optimization Model A.
4.39% of Class B shares was held by Betty T. Harris Custodian (FBO Shela Elizabeth Harris).
3.00% of Class B shares was held by Betty T. Harris Custodian (FBO Dylan T. Harris).
6.86% of Class B shares was held by PFPC (FBO Kevin S. Loper).
6.72% of Class B shares was held by PFPC (FBO Barbara J. Skromme).
5.09% of Class B shares was held by First Clearing LLC.
6.76% of Class C shares was held by George Stanley.
6.66% of Class C shares was held by Wilfredo Blakely (FBO Christopher Anthony Blakely Supplemental
  Needs Trust).

PF Pacific Life Money Market Fund

35.23% of Class A shares was held by Pacific Life.

17.92% of Class A shares was held by PF Portfolio Optimization Model B.
10.79% of Class A shares was held by PF Portfolio Optimization Model A.
9.79% of Class A shares was held by PF Portfolio Optimization Model C.
41.10% of Class B shares was held by FARRAS TV.
10.71% of Class B shares was held by Betty T. Harris (FBO Shela Elizabeth Harris).
7.38% of Class B shares was held by Betty T. Harris (FBO Dylan T. Harris).
7.02% of Class B shares was held by PFPC (FBO Norine Farrar).
6.14% of Class B shares was held by PFPC (FBO FBO Kevin S. Loper).
28.75% of Class C shares was held by Pershing LLC.
7.77% of Class C shares was held by Stanley E Norcross and Janice Norcross (FBO Stanley E Norcross
  Family Trust).
6.36% of Class C shares was held by Stanley E Norcross and Janice Norcross (FBO Janice E Norcross
  Family Trust).
10.18% of Class C shares was held by Pershing LLC.
8.88% of Class C shares was held by Pershing LLC.

PF Putnam Equity Income Fund

69.41% of Class A shares was held by Pacific Life.

11.35% of Class A shares was held by PF Portfolio Optimization Model D.
9.05% of Class A shares was held by PF Portfolio Optimization Model C.
5.87% of Class A shares was held by PF Portfolio Optimization Model E.
7.97% of Class B shares was held by PFPC (FBO Bradley D. Lucas).

7.30% of Class B shares was held by PF529 Plan College Savings Trust (FBO Michael J. Ferris).
5.44% of Class B shares was held by Richard R. Budnick (TOD Dara Budnick and Lauren Budnick).
27.37% of Class C shares was held by Penelope Denis and Timothy A. Kyes Ten Com.
8.58% of Class C shares was held by PFPC (FBO John K. Jones).
8.11% of Class C shares was held by Pershing LLC.

PF Salomon Brothers Large-Cap Value Fund

20.11% of Class A shares was held by PF Portfolio Optimization Model C.

18.94% of Class A shares was held by PF Portfolio Optimization Model D.
18.24% of Class A shares was held by Pacific Life.
10.55% of Class A shares was held by PF Portfolio Optimization Model E.
9.23% of Class A shares was held by PF Portfolio Optimization Model B.
20.30% of Class B shares was held by Pershing LLC.
6.09% of Class B shares was held by PF529 Plan College Savings Trust (FBO Veronica M Ng).
5.28% of Class C shares was held by Pershing LLC.

PF Van Kampen Comstock Fund

41.92% of Class A shares was held by Pacific Life.

16.17% of Class A shares was held by PF Portfolio Optimization Model D.
13.74% of Class A shares was held by PF Portfolio Optimization Model C.
8.37% of Class A shares was held by PF Portfolio Optimization Model E.
6.29% of Class A shares was held by PF Portfolio Optimization Model B.
30.73% of Class B shares was held by Pershing LLC.
11.51% of Class B shares was held by PF529 Plan College Savings Trust (FBO Dawn D. Guardado).
8.07% of Class B shares was held by PF529 Plan College Savings Trust (FBO Veronica M Ng).
5.17% of Class B shares was held by PF529 Plan College Savings Trust (FBO John Chamberlain and
  Linda Chamberlain).
7.95% of Class C shares was held by Resources Trust Co (FBO Harvey E. Nerhood).
7.31% of Class C shares was held by Oppenheimer and Co Inc (FBO Rameshchandra L Mehta IRA).

PF Van Kampen Mid-Cap Growth Fund

23.98% of Class A shares was held by PF Portfolio Optimization Model D.

23.36% of Class A shares was held by PF Portfolio Optimization Model C.
20.37% of Class A shares was held by Pacific Life.
16.58% of Class A shares was held by PF Portfolio Optimization Model E.
15.59% of Class B shares was held by Mary Joe Zehntner (FBO Mary Joe Zehntner Living Trust).
10.27% of Class B shares was held by PF529 Plan College Savings Trust (FBO Dawn D. Guardado).
7.66% of Class C shares was held by Pershing LLC.
5.74% of Class C shares was held by Elizabeth M. Slinde.

Voting Rights

      Shareholders of each Fund are given certain voting rights as described in Pacific Funds’ Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

      Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Funds’ shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Registered Public Accounting Firm

      Deloitte & Touche, LLP served as the independent auditors for the Fund for the fiscal year ended March 31, 2004. The address of Deloitte and Touche, LLP is 1700 Market Street, 25th Floor, Philadelphia, PA 19103.

Counsel

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by Pacific Funds and also acts as outside counsel to Pacific Funds.

Code of Ethics

      Pacific Funds, the Adviser, and each of the Managers, have adopted codes of ethics which have been approved by Pacific Funds’ Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser or Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Pacific Funds’ Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

      With respect to each Fund except the Portfolio Optimization Funds, the Board has delegated proxy voting responsibilities to the investment manager of the Fund, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the investment manager and applicable regulations. Each manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment manager and its affiliates.

      The Policies set forth each Fund Manager’s general position on various proposals. However, a Fund Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Fund Manager or its affiliates serve as investment manager. Because each Fund Manager will vote proxies consistent with its own Policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

      Set forth below are the Policies or a summary of the Policies, for each Fund Manager as prepared and provided by each Fund Manager. Information regarding how each Fund has voted proxies relating to its portfolio securities during the twelve month period ending June 30, 2004, will be available by August 31, 2004 upon request, without charge, by calling 1-800-722-2333 and on the SEC website at www.sec.gov.

      The Portfolio Optimization Funds, in their capacity as a shareholder of the Funds, may be requested to vote on matters pertaining to the Funds. If a Fund calls a shareholder meeting and solicits proxies, the Portfolio Optimization Funds will vote their shares in the Fund in the same proportion as the vote of all other shareholders in the Fund, unless the Board authorizes Pacific Life, on behalf of the Portfolio Optimization Funds, to vote in some other manner.

A I M Capital Management, Inc.

A.     Proxy Policies

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.	Boards of Directors

      A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

II.	Independent Auditors

      A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

III.	Compensation Programs

      Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

IV.	Corporate Matters

      We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

V.	Shareholder Proposals

      Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.	Proxy Committee Procedures

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

      AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

C.	Business/ Disaster Recovery

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.	Restrictions Affecting Voting

      If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.	Conflicts of Interest

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

Goldman Sachs Asset Management, L.P. (“GSAM”)

      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

      The principles and positions reflected in the Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.

Public Equity Investments

      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is Goldman Sachs’ policy generally to follow the Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.

      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

INVESCO Institutional (N.A.), Inc.

      INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (“INVESCO”) each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients,

INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

      As a fiduciary, INVESCO believes that it has a duty to manage clients’ assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client’s investment.

      INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 (“ERISA”). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO’s policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

      INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

      ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

      Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor (“DOL”), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the “Wall Street Rule” of “vote with management (or abstain from voting) or sell the stock” was under scrutiny.

      In 1988, the DOL stated, in the “Avon Letter”, that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

      In 1990, in the “Monks Letter”, the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

      In 1994, in its Interpretive Bulletin 94-2 (“94-2”), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.

      In January 2003, the Securities and Exchange Commission (“SEC”) adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and (3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

      Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

      The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

      The Proxy Committee will consist of certain of INVESCO’s equity investment professionals and non-equity investment professionals.

PROXY MANAGER

      The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

      The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

      In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

      Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

      In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients’ funds in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

      In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how

INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

      Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES

      The Proxy Manager will:

•	Vote proxies;

•	Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

•	Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

•	If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

      The Proxy Committee has adopted the following guidelines in voting proxies:

I.	Corporate Governance

      INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

      INVESCO will generally vote FOR

•	Annual election of directors

•	Appointment of auditors

•	Indemnification of management or directors or both against negligent or unreasonable action

•	Confidentiality of voting

•	Equal access to proxy statements

•	Cumulative voting

•	Declassification of Boards

•	Majority of Independent Directors

      INVESCO will generally vote AGAINST

•	Removal of directors from office only for cause or by a supermajority vote

•	“Sweeteners” to attract support for proposals

•	Unequal voting rights proposals (“superstock”)

•	Staggered or classified election of directors

•	Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

•	Proposals to vote unmarked proxies in favor of management

•	Proposals to eliminate existing pre-emptive rights

      II. Takeover Defense and Related Actions

      INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management’s bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

      INVESCO will generally vote FOR

•	Fair price provisions

•	Certain increases in authorized shares and/or creation of new classes of common or preferred stock

•	Proposals to eliminate greenmail provisions

•	Proposals to eliminate poison pill provisions

•	Proposals to re-evaluate or eliminate in-place “shark repellents”

      INVESCO will generally vote AGAINST

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal by-laws without shareholders’ approval

•	Proposals authorizing the company’s management or board of directors to buy back shares at premium prices without shareholders’ approval

III.     Compensation Plans

      INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

      INVESCO will generally vote FOR

•	Stock option plans and/or stock appreciation right plans

•	Profit incentive plans provided the option is priced at 100% fair market value

•	Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

•	Profit sharing, thrift or similar savings plans

      INVESCO will generally vote AGAINST

•	Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

•	Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

•	Proposals creating an unusually favorable compensation structure in advance of a sale of the company

•	Proposals that fail to link executive compensation to management performance

•	Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

•	Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

•	Adoption of a stock purchase plan at less than 85% of fair market value

IV.     Capital Structure, Classes of Stock and Recapitalization

      INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

      INVESCO will generally vote FOR

•	Proposals to reincorporate or reorganize into a holding company

•	Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

      INVESCO will generally vote AGAINST

•	Proposals designed to discourage mergers and acquisitions in advance

•	Proposals to change state of incorporation to a state less favorable to shareholders’ interests

•	Reincorporating in another state to implement anti-takeover measures

V.     Social Responsibility

      INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company’s shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

      INVESCO will generally vote FOR

•	International Labor Organization Principles

•	Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

•	Expanding EEO/ Social Responsibility Reporting

RECORD KEEPING

      The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

Janus Capital Management LLC

Proxy Voting Guidelines

      The proxy voting guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority.

      The Proxy Voting Service (currently Institutional Shareholder Services — “ISS”) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See the Procedures for additional information on Conflicts).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

      The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

       1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

       2. Janus will generally vote in favor of all uncontested director candidates.

       3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

       4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

       5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

       6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

       7. Janus will generally vote against proposals relating to decreasing the size of a board of directors.

       8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

       9. Janus will generally vote against proposals advocating classified or staggered boards of directors.

      10. Janus will generally vote with management regarding proposals to declassify a board.

      11. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

      13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

      14. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      15. Janus will generally vote in favor in proposals to appoint internal auditors.

Equity Based Compensation Plans

      16. Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.*

      17. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

      18. Janus will generally oppose proposals regarding the repricing of underwater options.

      19. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

      22. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      23. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      24. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      25. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

      26. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

      27. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and 3) using restricted stock grants instead of options.

      28. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans as priced no less than 15% below market value.

Other Corporate Matters

      29. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      30. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      31. Janus will generally oppose proposals for different classes of stock with different voting rights.

      32. Janus will evaluate proposals relating to preemptive rights on a case-by-case basis.*

      33. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      34. Janus will generally vote in favor of proposals to increase authorized shares up to three times TSO and reserved for issuance.

      35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

      36. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      37. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      38. Janus will evaluate plans of reorganization on a case-by-case basis.*

      39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      40. Janus will generally vote in favor of proposals regarding changes in company name.

      41. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      42. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      45. Janus will generally vote in favor of proposals to adopt cumulative voting.

      46. Janus will generally vote in favor of proposals to require that voting be confidential.

      47. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

      48. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      49. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

Proxy Voting Procedures

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy

      Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy

      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee

      The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Operations Group

      The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service

      Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

1 All references to portfolio managers include assistant portfolio managers.

Procedures for Proxy Issues Outside the Guidelines

      In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Conflicts of Interest

      The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines or otherwise is required to weigh in on a proxy voting decision, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention

      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Lazard Asset Management LLC

A.     Introduction

      As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of that Policy.

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.     Administration and Implementation of Proxy Voting Process

      Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C.     Types of Proposals

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D.     Conflicts of Interest

      Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

MFS Investment Management

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the “MFS Funds”).

      These policies and procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Monitoring System;

D. Records Retention; and

E. Reports.

A.     Voting Guidelines

     1.     General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that — guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

     2.     MFS’ Policy on Specific Issues

     Non-Salary Compensation Programs

      Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to “buy” stock, and restricted stock at bargain prices.

      Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to “buy” stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

      MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

“Golden Parachutes”

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation. When put to a vote, MFS votes against very large golden parachutes.

Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

      There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Boards of Directors and Committees Thereof

      While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Independent Auditors

      Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

Best Practices Standards

      Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — within the circumstances of the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers — Share Blocking

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

      Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B.     Administrative Procedures

     1.     MFS Proxy Review Group

      The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

           2.     Potential Conflicts of Interest

      The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

      The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

     3.     Gathering Proxies

      Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

     4.     Analyzing Proxies

      After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

1	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

2	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

     5.     Voting Proxies

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.     Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.     Records Retention

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E.     Reports

MFS Funds

      Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Pacific Investment Management Company LLC (“PIMCO”)

      Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

      The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

      PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

      Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Pacific Life Insurance Company

      Pacific Life has implemented its own Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that Pacific Life votes proxies prudently and in the best interest of its advisory clients for whom Pacific Life has voting authority, including the PF Pacific Life Money Market Fund. It is not expected that voting securities will be held in the Money Market Portfolio. The Policies address, among other things, conflicts of interest that may arise between Pacific Life’s interest and its clients’ interest. Pacific Life will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Life will only be considered to the extent that Pacific Life has actual knowledge of such business relationships.

      When a material conflict of interest exists, Pacific Life may choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

      Pacific Life generally votes with the recommendations of a company’s board of directors on routine or non-controversial items. Certain types of proposals and contested situations are sent to the appropriate Pacific Life analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly; all other recommendations and issues are reviewed by a senior officer in Pacific Life’s Securities Department. Pacific Life tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

Putnam Investment Management, LLC (“Putnam”)

      Introduction and Summary

      Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

      This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under ’wrap fee’ programs by Putnam Investment Management, L.L.C.

Proxy Committee

      Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies.

Proxy Voting Administration

      The Putnam Legal and Compliance Department administers Putnam’s proxy voting.

Proxy Voting Guidelines

      Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis.

      Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request Putnam’s Legal and Compliance Department not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. Putnam’s Legal and Compliance Department will review any such request.

2. For clients with plan assets subject to ERISA, under rules of the U.S. Department of Labor (“DOL”) Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam’s regular proxy voting guidelines. However, when in Putnam’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

      Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies.

Conflicts of Interest

      A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Putnam Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Putnam Legal and Compliance Department will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

The Putnam Legal and Compliance Department will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, a senior lawyer in the Putnam Legal and Compliance Department will be consulted prior to voting.

4. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of Putnam’s Legal and Compliance Department.

Recordkeeping

      The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3. Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam’s response.

      All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Putnam Investments Proxy Voting Guidelines

      The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Putnam Legal and Compliance Department.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.     Board-Approved Proposals

      Proxies will be voted for board-approved proposals, except as follows:

A.     Matters Relating to the Board of Directors

      The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

      Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors.

      For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

•	Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

•	Putnam will vote on a case-by-case basis in contested elections of directors.

•	Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

      Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

•	Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

      Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

•	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B.     Executive Compensation

      Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

•	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

•	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•	Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

      Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C.	Capitalization

      Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization.

•	Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

•	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	Putnam will vote for proposals authorizing share repurchase programs.

D.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

      Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, except as follows:

•	Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.	Anti-Takeover Measures

      Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”); and

•	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F.     Other Business Matters

      Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

•	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

•	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II.     Shareholder Proposals

      Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

III.     Voting Shares of Non US Issuers

      Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

•	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•	Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

      Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

      Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Salomon Brothers Asset Management Inc

Concerning Citigroup Asset Management(1)(CAM)

Proxy Voting Policies and Procedures

      The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

      CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment

1  Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

      In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

      To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

      CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Van Kampen

I. Policy Statement

      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley

Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the “MSIM Funds”), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (“ISS”) and the Investor Responsibility Research Center (“IRRC”) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      Voting Proxies for certain Non-US Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/ or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-US proxies.

II.	General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.	Guidelines

A. Management Proposals

      1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	Election of Directors.

•	Limiting Directors’ liability and broadening indemnification of Directors.

•	Requirement that a certain percentage (up to 66 2/3%) of its Board’s members be comprised of independent and unaffiliated Directors.

•	Requirement that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

•	General updating/corrective amendments to the charter.

•	Elimination of cumulative voting.

•	Elimination of preemptive rights.

•	Provisions for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

      1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

Capitalization changes

•	Capitalization changes that eliminate other classes of stock and voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Establishment of Employee Stock Option Plans and other employee ownership plans.

Anti-Takeover Matters

•	Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•	Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Creation of “blank check” preferred stock.

•	Changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

•	Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

      1. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

Corporate Transactions

•	Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates’ research and analysis, based on, among other things, MSIM internal company-specific knowledge.

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

(i) Whether the stock option plan is incentive based;

(ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. Shareholder Proposals

      1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

•	Requiring auditors to attend the annual meeting of shareholders.

•	Requirement that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Requirement that a certain percentage of its Board’s members be comprised of independent and unaffiliated Directors.

•	Confidential voting.

•	Reduction or elimination of supermajority vote requirements.

1.	The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Restoring cumulative voting in the election of directors.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Requiring shareholder approval for bylaw or charter amendments.

•	Requiring shareholder approval for shareholder rights plan or poison pill.

•	Requiring shareholder approval of golden parachutes.

•	Elimination of certain anti-takeover related provisions.

•	Prohibit payment of greenmail.

      1. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

•	Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•	Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

•	Proposals that require inappropriate endorsements or corporate actions.

IV.     Administration of Proxy Policies and Procedures

                  A.            Proxy Review Committee

      1. The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing MSIM’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

(a) The Committee, which will consist of members designated by MSIM’s Chief Investment Officer, is responsible for establishing MSIM’s proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b) The Committee will periodically review and have the authority to amend as necessary MSIM’s proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

(c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM’s Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Proxy Voting Policy and Procedures (and any amendments to them and/ or any additional guidelines or procedures it may adopt).

(d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/ or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

(e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Registration Statement

      This Statement of Additional Information and each Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Financial Statements

      The audited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2004, including the notes thereto and the reports of Deloitte & Touche LLP thereon, are incorporated herein by reference.

APPENDIX

Description of Bond Ratings

      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.